EXPLANATORY NOTE

This is a post-qualification amendment to an offering statement on Form 1-A filed by RSE Archive, LLC. The offering statement was originally filed by RSE Archive, LLC on August 13, 2019 and has been amended by RSE Archive, LLC on multiple occasions since that date. The offering statement, as amended by pre-qualification amendments, was initially qualified by the U.S. Securities and Exchange Commission on October 11, 2019.

Different series of RSE Archive, LLC have already been offered or have been qualified but not yet launched as of the date hereof, by RSE Archive, LLC under the offering statement, as amended and qualified. Each such series of RSE Archive, LLC will continue to be offered and sold by RSE Archive, LLC following the filing of this post-qualification amendment subject to the offering conditions contained in the offering statement, as qualified.

The purpose of this post-qualification amendment is to add to the offering statement, as amended and qualified, the offering of additional series of RSE Archive, LLC. The series already offered, or qualified but not yet launched as of the date hereof, under the offering statement, and the additional series being added to the offering statement by means of this post-qualification amendment, are outlined in the “Master Series Table” contained in the section titled “Interests in Series Covered by This Amendment” of the Offering Circular to this post-qualification amendment.

This Post-Qualification Offering Circular Amendment No. 18 amends the Post-Qualification Offering Circular No. 17 of RSE Archive LLC, dated December 31, 2020 as qualified on January 8, 2021, and as may be amended and supplemented from time to time (the “Offering Circular”), to add additional securities to be offered pursuant to the Offering Circular. Unless otherwise defined below, capitalized terms used herein shall have the same meanings as set forth in the Offering Circular. An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

POST-QUALIFICATION OFFERING CIRCULAR AMENDMENT NO. 18

SUBJECT TO COMPLETION; DATED FEBRUARY 10, 2021

RSE ARCHIVE, LLC

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(347-952-8058) Telephone Number

www.rallyrd.com

This Post-Qualification Amendment relates to the offer and sale of series of interest, as described below, to be issued by RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”).

		Series Membership Interests Overview
		Price to Public	Underwriting Discounts and Commissions (1)(2)(3)	Proceeds to Issuer	Proceeds to Other Persons

Series #52MANTLE	Per Unit	$132.00		$132.00
	Total Minimum	$105,600		$105,600
	Total Maximum	$132,000		$132,000

Series #71MAYS	Per Unit	$28.50		$28.50
	Total Minimum	$45,600		$45,600
	Total Maximum	$57,000		$57,000

Series #RLEXPEPSI	Per Unit	$8.90		$8.90
	Total Minimum	$14,240		$14,240
	Total Maximum	$17,800		$17,800

Series #10COBB	Per Unit	$39.00		$39.00
	Total Minimum	$31,200		$31,200
	Total Maximum	$39,000		$39,000

Series #POTTER	Per Unit	$24.00	$24.00
	Total Minimum	$57,600	$57,600
	Total Maximum	$72,000	$72,000

Series #TWOCITIES	Per Unit	$72.50	$72.50
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #FROST	Per Unit	$67.50	$67.50
	Total Minimum	$10,800	$10,800
	Total Maximum	$13,500	$13,500

Series #BIRKINBLEU	Per Unit	$58.00	$58.00
	Total Minimum	$46,400	$46,400
	Total Maximum	$58,000	$58,000

Series #SMURF	Per Unit	$17.25	$17.25
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #70RLEX	Per Unit	$20.00	$20.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #EINSTEIN	Per Unit	$7.25	$7.25
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #HONUS	Per Unit	$52.00	$52.00
	Total Minimum	$416,000	$416,000
	Total Maximum	$520,000	$520,000

Series #75ALI	Per Unit	$46.00	$46.00
	Total Minimum	$36,800	$36,800
	Total Maximum	$46,000	$46,000

Series #71ALI	Per Unit	$15.50	$15.50
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #APROAK	Per Unit	$75.00	$75.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #88JORDAN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BIRKINBOR	Per Unit	$26.25	$26.25
	Total Minimum	$42,000	$42,000
	Total Maximum	$52,500	$52,500

Series #33RUTH	Per Unit	$38.50	$38.50
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #SPIDER1	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BATMAN3	Per Unit	$78.00	$78.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #ROOSEVELT	Per Unit	$19.50	$19.50
	Total Minimum	$15,600	$15,600
	Total Maximum	$19,500	$19,500

Series #ULYSSES	Per Unit	$51.00	$51.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #56MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #AGHOWL	Per Unit	$38.00	$38.00
	Total Minimum	$15,200	$15,200
	Total Maximum	$19,000	$19,000

Series #98JORDAN	Per Unit	$64.00	$64.00
	Total Minimum	$102,400	$102,400
	Total Maximum	$128,000	$128,000

Series #18ZION	Per Unit	$30.00	$30.00
	Total Minimum	$12,000	$12,000
	Total Maximum	$15,000	$15,000

Series #SNOOPY	Per Unit	$12.75	$12.75
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #APOLLO11	Per Unit	$32.00	$32.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #24RUTHBAT	Per Unit	$85.00	$85.00
	Total Minimum	$204,000	$204,000
	Total Maximum	$255,000	$255,000

Series #YOKO	Per Unit	$80.00	$80.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #86JORDAN	Per Unit	$40.00	$40.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #RUTHBALL1	Per Unit	$14.50	$14.50
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #HULK1	Per Unit	$44.50	$44.50
	Total Minimum	$71,200	$71,200
	Total Maximum	$89,000	$89,000

Series #HIMALAYA	Per Unit	$70.00	$70.00
	Total Minimum	$112,000	$112,000
	Total Maximum	$140,000	$140,000

Series #55CLEMENTE	Per Unit	$38.00	$38.00
	Total Minimum	$30,400	$30,400
	Total Maximum	$38,000	$38,000

Series #38DIMAGGIO	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BOND1	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #LOTR	Per Unit	$29.00	$29.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #CATCHER	Per Unit	$25.00	$25.00
	Total Minimum	$10,000	$10,000
	Total Maximum	$12,500	$12,500

Series #SUPER21	Per Unit	$1.00	$1.00
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #BATMAN1	Per Unit	$71.00	$71.00
	Total Minimum	$56,800	$56,800
	Total Maximum	$71,000	$71,000

Series #GMTBLACK1	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BIRKINTAN	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #61JFK	Per Unit	$11.50	$11.50
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #50JACKIE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #POKEMON1	Per Unit	$25.00	$25.00
	Total Minimum	$100,000	$100,000
	Total Maximum	$125,000	$125,000

Series #LINCOLN	Per Unit	$20.00	$20.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #STARWARS1	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #56TEDWILL	Per Unit	$45.00	$45.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #68MAYS	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #TMNT1	Per Unit	$65.00	$65.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #CAPTAIN3	Per Unit	$37.00	$37.00
	Total Minimum	$29,600	$29,600
	Total Maximum	$37,000	$37,000

Series #51MANTLE	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #CHURCHILL	Per Unit	$1.00	$1.00
	Total Minimum	$6,000	$6,000
	Total Maximum	$7,500	$7,500

Series #SHKSPR4	Per Unit	$115.00	$115.00
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #03KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #03LEBRON	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #03JORDAN	Per Unit	$20.50	$20.50
	Total Minimum	$32,800	$32,800
	Total Maximum	$41,000	$41,000

Series #39TEDWILL	Per Unit	$5.00	$5.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #94JETER	Per Unit	$45.00	$45.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #2020TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #FANFOUR1	Per Unit	$52.50	$52.50
	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #86RICE	Per Unit	$1.00	$1.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #DAREDEV1	Per Unit	$1.00	$1.00
	Total Minimum	$9,200	$9,200
	Total Maximum	$11,500	$11,500

Series #85MARIO	Per Unit	$50.00	$50.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #TOS39	Per Unit	$45.00	$45.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #05LATOUR	Per Unit	$9.80	$9.80
	Total Minimum	$7,840	$7,840
	Total Maximum	$9,800	$9,800

Series #16SCREAG	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #14DRC	Per Unit	$54.00	$54.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #57MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #FAUBOURG	Per Unit	$75.00	$75.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #SOBLACK	Per Unit	$56.00	$56.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #GATSBY	Per Unit	$50.00	$50.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #93DAYTONA	Per Unit	$21.00	$21.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #09TROUT	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #57STARR	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #AF15	Per Unit	$25.00	$25.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #03KOBE2	Per Unit	$4.00	$4.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #JOBSMAC	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #16PETRUS	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #ALICE	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #SPIDER10	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #62MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #BATMAN6	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #CLEMENTE2	Per Unit	$35.00	$35.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #79STELLA	Per Unit	$5.00	$5.00
	Total Minimum	$55,200	$55,200
	Total Maximum	$69,000	$69,000

Series #TKAM	Per Unit	$16.00	$16.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #SUPER14	Per Unit	$25.00	$25.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #DIMAGGIO2	Per Unit	$10.50	$10.50
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #13BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #88MARIO	Per Unit	$15.00	$15.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #ANMLFARM	Per Unit	$10.00	$10.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #NASA1	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #00BRADY	Per Unit	$12.00	$12.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #85NES	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #04LEBRON	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #85JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$200,000	$200,000
	Total Maximum	$250,000	$250,000

Series #69KAREEM	Per Unit	$11.00	$11.00
	Total Minimum	$22,000	$22,000
	Total Maximum	$27,500	$27,500

Series #59JFK	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #JUSTICE1	Per Unit	$43.00	$43.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #GRAPES	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #GOLDENEYE	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #03LEBRON2	Per Unit	$20.00	$20.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #34GEHRIG	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #98KANGA	Per Unit	$8.00	$8.00
	Total Minimum	$136,000	$136,000
	Total Maximum	$170,000	$170,000

Series #06BRM	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #MOONSHOE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #DUNE	Per Unit	$13.25	$13.25
	Total Minimum	$10,600	$10,600
	Total Maximum	$13,250	$13,250

Series #86FLEER	Per Unit	$10.00	$10.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #58PELE2	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #WILDGUN	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #18LAMAR	Per Unit	$8.00	$8.00
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #03TACHE	Per Unit	$5.00	$5.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #AVENGE57	Per Unit	$1.00	$1.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #99TMB2	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #AVENGERS1	Per Unit	$54.00	$54.00
	Total Minimum	$216,000	$216,000
	Total Maximum	$270,000	$270,000

Series #13GIANNIS	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #04MESSI	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #PUNCHOUT	Per Unit	$9.00	$9.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #BULLSRING	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #70AARON	Per Unit	$3.00	$3.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #96CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #ICECLIMB	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #01TIGER	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #JUNGLEBOX	Per Unit	$5.00	$5.00
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #51HOWE	Per Unit	$9.00	$9.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #09COBB	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #96JORDAN2	Per Unit	$5.00	$5.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #THOR	Per Unit	$20.00	$20.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #FOSSILBOX	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #59FLASH	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #POKEBLUE	Per Unit	$10.00	$10.00
	Total Minimum	$19,200	$19,200
	Total Maximum	$24,000	$24,000

Series #DOMINOS	Per Unit	$5.50	$5.50
	Total Minimum	$8,800	$8,800
	Total Maximum	$11,000	$11,000

Series #PICNIC	Per Unit	$27.00	$27.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #98GTA	Per Unit	$5.00	$5.00
	Total Minimum	$12,600	$12,600
	Total Maximum	$15,750	$15,750

Series #58PELE	Per Unit	$10.00	$10.00
	Total Minimum	$252,000	$252,000
	Total Maximum	$315,000	$315,000

Series #09CURRY	Per Unit	$10.00	$10.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #84JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #09BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #KEROUAC	Per Unit	$20.00	$20.00
	Total Minimum	$78,400	$78,400
	Total Maximum	$98,000	$98,000

Series #96JORDAN	Per Unit	$4.00	$4.00
	Total Minimum	$38,400	$38,400
	Total Maximum	$48,000	$48,000

Series #FEDERAL	Per Unit	$15.00	$15.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #62BOND	Per Unit	$6.00	$6.00
	Total Minimum	$74,400	$74,400
	Total Maximum	$93,000	$93,000

Series #37HEISMAN	Per Unit	$46.00	$46.00
	Total Minimum	$368,000	$368,000
	Total Maximum	$460,000	$460,000

Series #TORNEK	Per Unit	$5.00	$5.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #FAUBOURG2	Per Unit	$15.00	$15.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #71TOPPS	Per Unit	$4.00	$4.00
	Total Minimum	$54,400	$54,400
	Total Maximum	$68,000	$68,000

Series #DEATON	Per Unit	$25.00	$25.00
	Total Minimum	$228,000	$228,000
	Total Maximum	$285,000	$285,000

Series #48JACKIE	Per Unit	$20.00	$20.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #91JORDAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #VANHALEN	Per Unit	$12.40	$12.40
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #98ZELDA	Per Unit	$4.70	$4.70
	Total Minimum	$18,800	$18,800
	Total Maximum	$23,500	$23,500

Series #79GRETZKY	Per Unit	$40.00	$40.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #WOLVERINE	Per Unit	$9.50	$9.50
	Total Minimum	$38,000	$38,000
	Total Maximum	$47,500	$47,500

Series #03JORDAN2	Per Unit	$4.20	$4.20
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #APEOD	Per Unit	$62.00	$62.00
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #15PTKWT	Per Unit	$108.00	$108.00
	Total Minimum	$86,400	$86,400
	Total Maximum	$108,000	$108,000

Series #AMZFNT15	Per Unit	$65.00	$65.00
	Total Minimum	$26,000	$26,000
	Total Maximum	$32,500	$32,500

Series #HALONFR	Per Unit	$27.00	$27.00
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #09RBLEROY	Per Unit	$25.00	$25.00
	Total Minimum	$86,000	$86,000
	Total Maximum	$107,500	$107,500

Series #00MOUTON	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #11BELAIR	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #17DUJAC	Per Unit	$8.00	$8.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #00NEWMAN	Per Unit	$5.00	$5.00
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #13MUSIGNY	Per Unit	$20.00	$20.00
	Total Minimum	$196,000	$196,000
	Total Maximum	$245,000	$245,000

Series #16KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #NEWTON	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #59BOND	Per Unit	$8.00	$8.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #XMEN1	Per Unit	$20.00	$20.00
	Total Minimum	$192,000	$192,000
	Total Maximum	$240,000	$240,000

Series #92JORDAN	Per Unit	$6.00	$6.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #94JORDAN	Per Unit	$8.50	$8.50
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #03LEBRON3	Per Unit	$23.00	$23.00
	Total Minimum	$184,000	$184,000
	Total Maximum	$230,000	$230,000

Series #14KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #14CARR	Per Unit	$5.00	$5.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #OPEECHEE	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #APPLE1	Per Unit	$25.00	$25.00
	Total Minimum	$660,000	$660,000
	Total Maximum	$825,000	$825,000

Series #MOSASAUR	Per Unit	$5.00	$5.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #CONGRESS	Per Unit	$24.00	$24.00
	Total Minimum	$96,000	$96,000
	Total Maximum	$120,000	$120,000

Series #1776	Per Unit	$25.00	$25.00
	Total Minimum	$1,600,000	$1,600,000
	Total Maximum	$2,000,000	$2,000,000

Series #BROSGRIMM	Per Unit	$27.00	$27.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #66ORR	Per Unit	$8.00	$8.00
	Total Minimum	$74,240	$74,240
	Total Maximum	$92,800	$92,800

Series #MARADONA	Per Unit	$7.00	$7.00
	Total Minimum	$11,200	$11,200
	Total Maximum	$14,000	$14,000

Series #85JORDAN2	Per Unit	$14.00	$14.00
	Total Minimum	$224,000	$224,000
	Total Maximum	$280,000	$280,000

Series #17MAHOMES	Per Unit	$12.00	$12.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #05MJLJ	Per Unit	$4.00	$4.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #09TROUT2	Per Unit	$5.00	$5.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #85MJPROMO	Per Unit	$8.00	$8.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #76PAYTON	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #18LUKA	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #81MONTANA	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #60MANTLE	Per Unit	$20.00	$20.00
	Total Minimum	$680,000	$680,000
	Total Maximum	$850,000	$850,000

Series #DIMAGGIO3	Per Unit	$20.00	$20.00
	Total Minimum	$360,000	$360,000
	Total Maximum	$450,000	$450,000

Series #NICKLAUS1	Per Unit	$10.00	$10.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #58PELE3	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #09CURRY2	Per Unit	$25.00	$25.00
	Total Minimum	$420,000	$420,000
	Total Maximum	$525,000	$525,000

Series #96KOBE	Per Unit	$11.00	$11.00
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #68RYAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #ROCKETBOX	Per Unit	$6.00	$6.00
	Total Minimum	$22,800	$22,800
	Total Maximum	$28,500	$28,500

Series #95TOPSUN	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #99CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$280,000	$280,000
	Total Maximum	$350,000	$350,000

Series #POKEDEMO	Per Unit	$7.50	$7.50
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #POKELUGIA	Per Unit	$11.00	$11.00
	Total Minimum	$88,000	$88,000
	Total Maximum	$110,000	$110,000

Series #POKEMON2	Per Unit	$10.00	$10.00
	Total Minimum	$332,000	$332,000
	Total Maximum	$415,000	$415,000

Series #NEOBOX	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #GYMBOX	Per Unit	$6.00	$6.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #POKEYELOW	Per Unit	$5.00	$5.00
	Total Minimum	$44,000	$44,000
	Total Maximum	$55,000	$55,000

Series #86DK3	Per Unit	$10.00	$10.00
	Total Minimum	$34,800	$34,800
	Total Maximum	$43,500	$43,500

Series #WZRDOFOZ	Per Unit	$15.00	$15.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #FANFOUR5	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

(1) Dalmore Group, LLC (the “BOR”) will be acting as a broker of record and entitled to a Brokerage Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” for additional information.

(2) DriveWealth, LLC (the “Custodian”) will be acting as custodian of interests and hold brokerage accounts for interest holders in connection with the Company’s offerings and will be entitled to a Custody Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses” for additional information. For all offerings of the Company which closed or launch prior to the agreement with the Custodian, signed on January 7 , 2020, interests are transferred into the Custodian brokerage accounts upon consent of the individual investors who purchased such shares or have transferred money into escrow in anticipation of purchasing such shares at the close of the currently ongoing offerings.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’ fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below). We intend to distribute all offerings of membership interests in any series of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests, (the “Rally Rd.™ Platform” or the “Platform”), as described in greater detail under “Plan of Distribution and Subscription Procedure” for additional information.

The Company is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) of membership interests of each of the following series of the Company, highlighted in gray in the “Master Series Table” in the “Interests In Series Covered By This Amendment” section. Series not highlighted in gray have completed their respective offerings at the time of this filing and the number of interests in the table represents the actual interests sold. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and is registered in each state where the offer or sales of the Interests (as defined below) will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series”.  The interests of all Series described above may collectively be referred to herein as the “Interests” and the offerings of the Interests may collectively be referred to herein as the “Offerings”.  See “Description of the Interests Offered” for additional information regarding the Interests.

The Company is managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member entity owned by RSE Markets, Inc. (“RSE Markets”).

It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the “Interests In Series Covered By This Amendment” section may be referred to herein, collectively, as the “Underlying Assets”. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding the Asset Class.

RSE Markets will serve as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information).

This Offering Circular describes each individual Series found in the “Interests In Series Covered By This Amendment” section.

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale and by allowing investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.”  There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date such Offering Circular or Amendment, as applicable, is qualified by the U.S. Securities and Exchange Commission, or the “Commission”, which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

Each Offering is being conducted under Tier II of Regulation A (17 CFR 230.251 et. seq.) and the information contained herein is being presented in Offering Circular format.  The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Atlantic Capital Bank, N.A., the “Escrow Agent”, and will not be commingled with the operating account of the Series, until, if and when there is a Closing with respect to that Series.  See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interest.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

This Offering Circular contains forward-looking statements which are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor the Manager or Asset Manager can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager, or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for additional information.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained.  If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price. Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that a secondary market would ever develop for the Interests, whether via the Platform, via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. Please see “Risk Factors” for additional information.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

NOTICE TO RESIDENTS OF THE STATES OF TEXAS AND WASHINGTON:

WE ARE LIMITING THE OFFER AND SALE OF SECURITIES IN THE STATES OF TEXAS AND WASHINGTON TO A MAXIMUM OF $5 MILLION IN ANY 12-MONTH PERIOD. WE RESERVE THE RIGHT TO REMOVE OR MODIFY SUCH LIMIT AND, IN THE EVENT WE DECIDE TO OFFER AND SELL ADDITIONAL SECURITIES IN THESE STATES, WE WILL FILE A POST-QUALIFICATION SUPPLEMENT TO THE OFFERING STATEMENT OF WHICH THIS OFFERING CIRCULAR IS A PART IDENTIFYING SUCH CHANGE.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the Offering, nor does it pass upon the accuracy or completeness of any Offering Circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state.

An investment in the Interests involves a high degree of risk. See “Risk Factors” for a description of some of the risks that should be considered before investing in the Interests.

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

EXPLANATORY NOTE1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR3

INTERESTS IN SERIES COVERED BY THIS AMENDMENT5

USE OF PROCEEDS – SERIES #BROSGRIMM26

AMENDED AND RESTATED DESCRIPTION OF SERIES GRIMMS' FAIRY TALES28

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #66ORR30

DESCRIPTION OF SERIES 1966 ORR TOPPS ROOKIE CARD32

USE OF PROCEEDS – SERIES #MARADONA34

DESCRIPTION OF SERIES 1979 PANINI DIEGO MARADONA ROOKIE CARD36

USE OF PROCEEDS – SERIES #85JORDAN238

DESCRIPTION OF SERIES 1985 JORDAN “SHATTERED BACKBOARD” JERSEY40

USE OF PROCEEDS – SERIES #17MAHOMES42

DESCRIPTION OF SERIES PATRICK MAHOMES NATIONAL TREASURES #16144

USE OF PROCEEDS – SERIES #05MJLJ46

DESCRIPTION OF SERIES 2005 JORDAN LEBRON JERSEY INSERT CARD48

USE OF PROCEEDS – SERIES #09TROUT251

DESCRIPTION OF SERIES 2009 MIKE TROUT XFRACTOR CARD53

USE OF PROCEEDS – SERIES #85MJPROMO55

DESCRIPTION OF SERIES 1985 MICHAEL JORDAN PROMO ROOKIE CARD57

USE OF PROCEEDS – SERIES #76PAYTON59

DESCRIPTION OF SERIES 1976 TOPPS WALTER PAYTON ROOKIE CARD61

USE OF PROCEEDS – SERIES #18LUKA63

DESCRIPTION OF SERIES 2018 LUKA DONCIC ROOKIE CARD65

USE OF PROCEEDS – SERIES #81MONTANA67

DESCRIPTION OF SERIES 1981 JOE MONTANA ROOKIE CARD69

USE OF PROCEEDS – SERIES #60MANTLE71

DESCRIPTION OF SERIES 1960 MICKEY MANTLE SIGNED JERSEY73

USE OF PROCEEDS – SERIES #DIMAGGIO376

DESCRIPTION OF SERIES 1950 DIMAGGIO JERSEY78

USE OF PROCEEDS – SERIES #NICKLAUS181

DESCRIPTION OF SERIES 1973 JACK NICKLAUS ROOKIE CARD83

USE OF PROCEEDS – SERIES #58PELE385

DESCRIPTION OF SERIES 1958 QUIGOL PELé ROOKIE CARD87

USE OF PROCEEDS – SERIES #09CURRY289

DESCRIPTION OF SERIES 2009 NATIONAL TREASURES CURRY ROOKIE CARD91

USE OF PROCEEDS – SERIES #96KOBE93

DESCRIPTION OF SERIES 1996 FINEST REFRACTORS KOBE ROOKIE CARD95

USE OF PROCEEDS – SERIES #68RYAN97

DESCRIPTION OF SERIES 1968 TOPPS NOLAN RYAN ROOKIE CARD99

USE OF PROCEEDS – SERIES #ROCKETBOX101

DESCRIPTION OF SERIES POKEMON TEAM ROCKET BOOSTER BOX103

USE OF PROCEEDS – SERIES #95TOPSUN105

DESCRIPTION OF SERIES 1995 TOPSUN BOOSTER BOX107

USE OF PROCEEDS – SERIES #99CHARZRD109

DESCRIPTION OF SERIES 1999 POKéMON CHARIZARD HOLOGRAM111

USE OF PROCEEDS – SERIES #POKEDEMO113

DESCRIPTION OF SERIES 1998 POKéMON DEMO GAME115

USE OF PROCEEDS – SERIES #POKELUGIA117

DESCRIPTION OF SERIES 2000 POKéMON NEO GENESIS HOLO LUGIA119

USE OF PROCEEDS – SERIES #POKEMON2121

DESCRIPTION OF SERIES 1999 POKÉMON 1ST EDITION BOOSTER BOX123

USE OF PROCEEDS – SERIES #NEOBOX125

DESCRIPTION OF SERIES 2000 POKéMON NEO GENESIS BOOSTER BOX127

USE OF PROCEEDS – SERIES #GYMBOX129

DESCRIPTION OF SERIES 2000 POKéMON GYM HEROES BOOSTER BOX131

USE OF PROCEEDS – SERIES #POKEYELOW133

DESCRIPTION OF SERIES 1999 POKéMON YELLOW135

USE OF PROCEEDS – SERIES #86DK3137

DESCRIPTION OF SERIES 1986 NES DONKEY KONG 3139

USE OF PROCEEDS – SERIES #WZRDOFOZ141

DESCRIPTION OF SERIES THE WONDERFUL WIZARD OF OZ143

USE OF PROCEEDS – SERIES #FANFOUR5145

DESCRIPTION OF SERIES 1962 THE FANTASTIC FOUR #5147

RSE ARCHIVE, LLC FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR

The Offering Circular, including this Post-Qualification Amendment, is part of an offering statement (File No. 024-11057) that was filed with the Securities and Exchange Commission. We hereby incorporate by reference into this Post-Qualification Amendment all of the information contained in the following:

1.Supplement No. 1 Dated January 12, 2021 to the Post-Qualification Offering Circular Amendment No. 17 Dated December 31, 2020, with respect to Series #98GTA, #WOLVERINE, and #59BOND.

2.Part II of the Post-Qualification Amendment to Offering Circular No. 17 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 17

3.Part II of the Post-Qualification Amendment to Offering Circular No. 16 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 16

4.Part II of the Post-Qualification Amendment to Offering Circular No. 15 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 15

5.Supplement No. 1 Dated November 6, 2020 to the Post-Qualification Offering Circular Amendment No. 14 Dated October 14, 2020, with respect to Series #00BRADY.

6.Part II of the Post-Qualification Amendment to Offering Circular No. 14 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 14

7.Supplement No. 1 Dated October 5, 2020 to the Post-Qualification Offering Circular Amendment No. 11 Dated September 28, 2020, with respect to Series #03KOBE2.

8.Part II of the Post-Qualification Amendment to Offering Circular No. 11 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Risk Factors

•Management’s Discussion and Analysis of Financial Condition and Results of Operation

•Plan of Distribution and Subscription Procedure

•Management

•Compensation

•Principal Interest Holders

9.Part II of the Post-Qualification Amendment to Offering Circular No. 10 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 10

10.Supplement No. 1 Dated August 31, 2020 to the Post-Qualification Offering Circular Amendment No. 9 Dated August 7, 2020, with respect to Series #16PETRUS.

11.Part II of the Post-Qualification Amendment to Offering Circular No. 9 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 9

12.Part II of the Post-Qualification Amendment to Offering Circular No.8 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 8

13.Part II of the Post-Qualification Amendment to Offering Circular No.7 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 7

14.Part II of the Post-Qualification Amendment to Offering Circular No.6 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Cautionary Note Regarding Forward-Looking Statements

•Trademarks and Trade Names

•Additional Information

•Offering Summary

•Potential Conflicts of Interest

•Dilution

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 6

•Description of The Business

•Description of Interests Offered

•Material United States Tax Considerations

•Where to Find Additional Information

Note that any statement we make in this Post-Qualification Amendment (or have made in the Offering Circular) will be modified or superseded by an inconsistent statement made by us in a subsequent offering circular supplement or Post-Qualification Amendment.

INTERESTS IN SERIES COVERED BY THIS AMENDMENT

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table. In addition, see the “Description of Underlying Asset” and “Use of Proceeds” section for each individual Series for further details.

Series / Series Name	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE / Series Mickey Mantle Card	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	1/5/2021
#71MAYS / Series Willie Mays Jersey	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	1/21/2021
#RLEXPEPSI / Series Rolex Gmt-Master II Pepsi	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	1/21/2021
#10COBB / Series E98 Ty Cobb	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	1/19/2021
#POTTER / Series Harry Potter	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	1/28/2021
#TWOCITIES / Series A Tale of Two Cities	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	1/21/2021
#FROST / Series A Boy’s Will	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	2/4/2021
#BIRKINBLEU / Series Hermès Birkin Bag	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	1/28/2021
#SMURF / Series Rolex Submariner "Smurf"	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	2/9/2021
#70RLEX / Series Rolex Beta 21	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	11/24/2020

#EINSTEIN / Series Philosopher-Scientist	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	11/24/2020
#HONUS / Series T206 Honus Wagner Card	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	11/10/2020
#75ALI / Series Ali-Wepner Fight Boots	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	($10)	12/1/2020
#71ALI / Series “Fight of The Century” Contract	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK / Series Audemars Piguet A-Series	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	12/22/2020
#88JORDAN / Series Michael Jordan 1988 Sneakers	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	12/8/2020
#BIRKINBOR / Series Hermès Bordeaux Porosus Birkin Bag	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	12/1/2020
#33RUTH / Series 1933 Goudey Babe Ruth Card	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	12/29/2020
#SPIDER1 / Series 1963 Amazing Spider-Man #1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	12/29/2020
#BATMAN3 / Series 1940 Batman #3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	1/5/2021

#ROOSEVELT / Series African Game Trails	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	12/15/2020
#ULYSSES / Series Ulysses	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	1/5/2021
#56MANTLE / Series 1956 Topps Mickey Mantle Card	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	12/8/2020
#AGHOWL / Series Howl and Other Poems	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	1/19/2021
#98JORDAN / Series Michael Jordan Jersey	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020
#18ZION / Series Zion Williamson 2018 Sneakers	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	1/14/2021
#SNOOPY / Series 2015 Omega Speedmaster "Silver Snoopy"	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	12/1/2020
#APOLLO11 / Series New York Times Apollo 11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	2/2/2021
#24RUTHBAT / Series 1924 Babe Ruth Bat	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	12/1/2020
#YOKO / Series Grapefruit	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	12/8/2020

#86JORDAN / Series 1986 Fleer Michael Jordan Card	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1 / Series 1934-39 Babe Ruth Ball	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	12/15/2020
#HULK1 / Series 1962 The Incredible Hulk #1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	12/8/2020
#HIMALAYA / Series Hermès Himalaya Birkin Bag	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	12/15/2020
#55CLEMENTE / Series 1955 Topps Roberto Clemente Card	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	12/22/2020
#38DIMAGGIO / Series 1938 Goudey Joe DiMaggio Card	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	12/22/2020
#BOND1 / Series Casino Royale	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	1/12/2021
#LOTR / Series The Lord of the Rings Trilogy	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	12/29/2020
#CATCHER / Series The Catcher in the Rye	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	1/14/2021
#SUPER21 / Series Superman #21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	1/5/2021
#BATMAN1 / Series 1940 Batman #1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	1/12/2021

#GMTBLACK1 / Series Rolex GMT-Master ref. 16758	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	1/14/2021
#BIRKINTAN / Series Hermès Tangerine Ostrich Birkin Bag	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	1/19/2021
#61JFK / Series Inaugural Addresses	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	1/26/2021
#50JACKIE / Series 1950 Jackie Robinson Card	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#POKEMON1 / Series 1999 Pokémon First Edition Set	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	12/1/2020
#LINCOLN / Series 1864 Abraham Lincoln Photo	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	1/26/2021
#STARWARS1 / Series Star Wars #1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	1/28/2021
#56TEDWILL / Series 1956 Ted Williams Jersey	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	1/26/2021
#68MAYS / Series 1968 Willie Mays Bat	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510	1/28/2021
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720	2/2/2021

#CAPTAIN3 / Series Captain America #3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464	11/17/2020
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060	2/4/2021
#CHURCHILL / Series Second World War	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25	2/9/2021
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282	2/9/2021
#03KOBE / Series 2003-04 UD Kobe Bryant Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400	11/24/2020
#03LEBRON / Series 2003-04 UD LeBron James Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560	12/1/2020
#03JORDAN / Series 2003-04 UD Michael Jordan Card	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490	2/2/2021
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)	12/1/2020
#94JETER / Series 1994 Derek Jeter Jersey	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450	2/4/2021
#2020TOPPS / Series 2020 Topps Complete Set	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100	12/8/2020

#FANFOUR1 / Series 1961 Fantastic Four #1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563	12/8/2020
#86RICE / Series 1986 Topps Jerry Rice Card	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,636	12/15/2020
#DAREDEV1 / Series Daredevil #1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985	12/22/2020
#85MARIO / Series 1985 Super Mario Bros.	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775	1/14/2021
#TOS39 / Series Tales of Suspense #39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038	12/15/2020
#05LATOUR / Series 2005 Château Latour	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161	12/22/2020
#16SCREAG / 2016 Screaming Eagle	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566	12/15/2020
#14DRC / Series 2014 Domaine de la Romanée-Conti	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380	12/22/2020
#57MANTLE / Series 1957 Topps Mickey Mantle Card	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)	12/29/2020
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675	12/29/2020
#SOBLACK / Series Hermès So Black Birkin	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087	1/5/2021

#GATSBY / Series The Great Gatsby	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800	1/5/2021
#93DAYTONA / Series Rolex Daytona ref. 16528	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480	1/5/2021
#09TROUT / Series 2009 Bowman Mike Trout Card	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)	1/14/2021
#57STARR / Series 1957 Topps Bart Starr Card	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)	1/12/2021
#AF15 / Series Amazing Fantasy #15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Closed	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,898	1/19/2021
#03KOBE2 / Series 2003-04 UD Patch Auto Kobe Bryant Card	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641	1/21/2021
#JOBSMAC / Series 1986 Steve Jobs Signed Computer	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168	1/26/2021
#16PETRUS / Series 2016 Chateau Petrus	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214	2/2/2021
#ALICE / Series Alice’s Adventures in Wonderland	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480	2/2/2021
#SPIDER10 / Series 1963 Amazing Spider-Man #10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688	2/4/2021

#62MANTLE / Series 1962 Mickey Mantle World Series Bat	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775	2/2/2021
#BATMAN6 / Series Batman #6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330	2/9/2021
#CLEMENTE2 / Series 1959 Roberto Clemente Bat	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173	2/9/2021
#79STELLA / Series Rolex Ref. 18038 Coral Stella	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693
#TKAM / Series To Kill a Mockingbird	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980
#SUPER14 / Series Superman #14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Closed	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125
#DIMAGGIO2 / Joe DiMaggio Rolex Datejust	10/28/2020	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036
#13BEAUX / Series 2013 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124
#88MARIO / 1988 Super Mario Bros. 2	10/28/2020	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600	12/30/2020
#ANMLFARM / Series Animal Farm	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434
#NASA1 / Series Apollo 11 Control Stick	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763

#00BRADY / 2000 Tom Brady Rookie Card	10/28/2020	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298
#85NES / 1985 NES Pack-Ins	10/28/2020	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321
#04LEBRON / 2004-05 UD Jersey Auto LeBron James Card	10/28/2020	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371
#85JORDAN / 1985 Michael Jordan Rookie Sneakers	10/28/2020	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025
#69KAREEM / 1969 Topps Lew Alcindor Rookie Card	10/28/2020	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896
#59JFK / Series Profiles in Courage	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538
#JUSTICE1 / Series Justice League of America #1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Closed	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,635
#GRAPES / Series Grapes of Wrath	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408
#GOLDENEYE / 1997 N64 GoldenEye 007	10/28/2020	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808
#03LEBRON2 / 2003-04 Topps LeBron James Card	11/25/2020	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Upfront Purchase	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523

#34GEHRIG / 1934 Goudey Lou Gehrig Card	10/28/2020	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845
#98KANGA / 1998 Pokemon Kangaskhan Holo Card	11/25/2020	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Purchase Agreement	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425
#06BRM / Series 2006 Barolo Riserva Monfortino	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351
#MOONSHOE / 1972 Nike Moon Shoe	11/25/2020	Original pair of Nike "Moon Shoe" sneakers	Upfront Purchase	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250
#DUNE / Series Inscribed First Edition Dune	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418
#86FLEER / 1986-87 Fleer Basketball Wax Box	11/25/2020	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Upfront Purchase	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666
#58PELE2 / 1958 Editora Aquarela Pele Card	11/25/2020	1958 Editora Aquarela Pelé Card graded PSA NM 7	Upfront Purchase	Closed	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,888
#WILDGUN / 1985 NES Wild Gunman	10/28/2020	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591
#18LAMAR / 2018 National Treasures Lamar Jackson Card	11/25/2020	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Upfront Purchase	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875	12/30/2020
#03TACHE / 2003 La Tache, Romanee-Conti	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699

#AVENGE57 / Series 1968 Avengers #57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698
#99TMB2 / 1999 Pokemon Tropical Mega Battle Card	11/25/2020	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Upfront Purchase	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000
#AVENGERS1 / Series 1963 Avengers #1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Closed	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675
#13GIANNIS / 2013 Panini Giannis Antetokounmpo Card	11/25/2020	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023
#04MESSI / 2004-05 Panini Lionel Messi Card	11/25/2020	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403
#PUNCHOUT / 1987 Mike Tyson's PUNCH-OUT!!	12/21/2020	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Purchase Agreement	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825
#BULLSRING / 1990s Bulls Championship Rings	11/25/2020	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Upfront Purchase	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008
#70AARON / 1970 Topps Hank Aaron Card	11/25/2020	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Upfront Purchase	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598
#96CHARZRD / 1996 Pokemon Japanese No Rarity Charizard	12/21/2020	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Upfront Purchase	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304
#ICECLIMB / 1985 NES Ice Climber	12/21/2020	1985 NES Ice Climber Wata 9.0 A video game	Upfront Purchase	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958

#01TIGER / 2001 SP Authentic Tiger Woods Card	12/21/2020	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615
#JUNGLEBOX / 1999 Pokemon Jungle Booster Box	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	Upfront Purchase	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955
#51HOWE / 1951 Parkhurst Gordie Howe Card	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Upfront Purchase	Closed	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445
#09COBB / 1909-11 T206 Ty Cobb Card	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Upfront Purchase	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980
#96JORDAN2 / 1996 Jordan Playoff Worn Air Jordan 11’s	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Upfront Purchase	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,812
#THOR / 1962 Journey Into Mystery #83	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Closed	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,608
#FOSSILBOX / 1999 Pokemon Fossil Booster Box	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Upfront Purchase	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,690
#59FLASH / 1959 The Flash #105	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	Upfront Purchase	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,250
#POKEBLUE / 1998 Game Boy Pokémon Blue	12/21/2020	1998 Game Boy Pokémon Blue video game	Purchase Agreement	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660
#DOMINOS / 1990 Rolex Dominos Air-King	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Upfront Purchase	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,236
#PICNIC / Series Hermès Picnic Kelly 35	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358

#98GTA / 1998 PlayStation Grand Theft Auto	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Upfront Purchase	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,293
#58PELE / 1958 Alifabolaget Pele Rookie Card	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Upfront Purchase	Closed	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,441
#09CURRY / 2009-10 Curry Exquisite Rookie Autograph Card	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Upfront Purchase	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$590
#84JORDAN / 1984 Signing Day Jordan Bulls Jersey	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Upfront Purchase	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,898
#09BEAUX / Series 2009 Vosne-Romanee Les Beaux Monts, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085
#KEROUAC / Series On The Road	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583
#96JORDAN / 1996 Jordan Game Worn Air Jordan 11 "Concord"	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Upfront Purchase	Closed	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420
#FEDERAL / The Federalist	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Purchase Agreement	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675
#62BOND / The Spy Who Loved Me	12/21/2020	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Upfront Purchase	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593

#37HEISMAN / Series 1937 Heisman Memorial Trophy	8/21/2020	1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	Open	10/3/2020	Q1 2021 or Q2 2021	$46.00	8,000 / 10,000	$368,000 / $460,000	$41,350
#TORNEK / Series Tornek-Rayville ref. TR-900	11/25/2020	1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Open	11/26/2020	Q1 2021 or Q2 2021	$5.00	26,400 / 33,000	$132,000 / $165,000	$8,513
#FAUBOURG2 / Series Hermes Blue Faubourg Birkin Bag	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Open	12/28/2020	Q1 2021 or Q2 2021	$15.00	8,800 / 11,000	$132,000 / $165,000	$11,513
#71TOPPS / 1971 Topps Football Wax Box	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Open	1/18/2021	Q1 2021 or Q2 2021	$4.00	13,600 / 17,000	$54,400 / $68,000	$6,203
#DEATON / 1999 Triceratops Skull	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Purchase Agreement	Open	1/25/2021	Q1 2021 or Q2 2021	$25.00	9,120 / 11,400	$228,000 / $285,000	$29,413
#48JACKIE / 1948 Leaf Jackie Robinson Rookie Card	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Purchase Agreement	Open	1/29/2021	Q1 2021 or Q2 2021	$20.00	15,000 / 18,750	$300,000 / $375,000	$27,838
#91JORDAN / 1991 Jordan Game Worn Uniform	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Upfront Purchase	Open	1/31/2021	Q1 2021 or Q2 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$711
#VANHALEN / Eddie Van Halen Guitar	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Upfront Purchase	Open	2/2/2021	Q1 2021 or Q2 2021	$12.40	4,000 / 5,000	$49,600 / $62,000	$6,087
#98ZELDA / 1998 N64 The Legend of Zelda	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Purchase Agreement	Open	2/3/2021	Q1 2021 or Q2 2021	$4.70	4,000 / 5,000	$18,800 / $23,500	$2,165
#79GRETZKY / 1979 Wayne Gretzky Topps Rookie Card	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Upfront Purchase	Open	2/5/2021	Q1 2021 or Q2 2021	$40.00	16,000 / 20,000	$640,000 / $800,000	$64,216

#WOLVERINE / 1974 Incredible Hulk #181	1/8/2021	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Upfront Purchase	Open	2/7/2021	Q1 2021 or Q2 2021	$9.50	4,000 / 5,000	$38,000 / $47,500	$3,925
#03JORDAN2 / 2003-04 Jordan Exquisite Patch Card	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$4.20	8,000 / 10,000	$33,600 / $42,000	$4,385
#APEOD / Series Audemars Piguet "End of Days"	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT / Series Patek Philippe World Time	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)
#AMZFNT15 / Series 1962 Amazing Fantasy #15	4/30/2020	1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$65.00	400 / 500	$26,000 / $32,500	$575
#HALONFR / Series Halo: Combat Evolved	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630
#09RBLEROY / Series 2009 Richebourg, Leroy	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00MOUTON / Series 2000 Chateau Mouton-Rothschild	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#11BELAIR / Series 2011 Vosne-Romanee Aux Reignots	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$1,685
#17DUJAC / Series 2017 Chambertin, Dujac	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	2,600 / 3,250	$20,800 / $26,000	$1,408

#00NEWMAN / Series 2000 Newman Race Suit	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147
#13MUSIGNY / 2013 Musigny, Leroy	10/28/2020	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#16KOBE / 2016 Kobe Bryant Farewell Game Hardwood	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	80,000 / 100,000	$640,000 / $800,000	$154,200
#NEWTON / Series Principia	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$39,050
#59BOND / Goldfinger	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	8,200 / 10,250	$65,600 / $82,000	$11,020
#XMEN1 / 1963 X-Men #1	12/21/2020	1963 X-Men #1 CGC NM 9.4 comic book	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$20.00	9,600 / 12,000	$192,000 / $240,000	$20,200
#92JORDAN / 1992 Jordan Game Worn Air Jordan VII's	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$6.00	5,600 / 7,000	$33,600 / $42,000	$4,480
#94JORDAN / 1994 Jordan Game Worn Baseball Cleats	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.50	8,000 / 10,000	$68,000 / $85,000	$9,416
#03LEBRON3 / 2003-04 SP Authentic LeBron Autograph Rookie Card	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$23.00	8,000 / 10,000	$184,000 / $230,000	$21,111
#14KOBE / 2014 Kobe Game Worn Jersey	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	7,800 / 9,750	$62,400 / $78,000	$6,250

#14CARR / 2014 Derek Carr Signed Rookie Card	1/8/2021	2014 National Treasures Silver #296 Derek Carr Signed Patch Rookie Card graded GEM MT 10 by PSA	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	3,200 / 4,000	$16,000 / $20,000	$2,100
#OPEECHEE / 1979-80 O-Pee-Chee Wax Box	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$30.00	8,000 / 10,000	$240,000 / $300,000	$41,801
#APPLE1 / 1976 Apple-1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$25.00	26,400 / 33,000	$660,000 / $825,000	$67,155
#MOSASAUR / Mosasaur Skeleton	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	4,800 / 6,000	$24,000 / $30,000	$10,788
#CONGRESS / Continental Congress Journal of the Proceeds of the Congress	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$24.00	4,000 / 5,000	$96,000 / $120,000	$19,100
#1776 / 1776 Declaration of Independence	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$25.00	64,000 / 80,000	$1,600,000 / $2,000,000	$514,400
#BROSGRIMM / Grimms' Fairy Tales		1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$27.00	4,000 / 5,000	$108,000 / $135,000	$19,404
#66ORR / 1966 Orr Topps Rookie Card		1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	9,280 / 11,600	$74,240 / $92,800	$5,014
#MARADONA / 1979 Panini Diego Maradona Rookie Card		1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$7.00	1,600 / 2,000	$11,200 / $14,000	$1,549

#85JORDAN2 / 1985 Jordan Shattered Backboard Jersey	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$14.00	16,000 / 20,000	$224,000 / $280,000	$44,500
#17MAHOMES / Patrick Mahomes National Treasures #161	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$12.00	20,000 / 25,000	$240,000 / $300,000	$79,150
#05MJLJ / 2005 Jordan LeBron Jersey Insert Card	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$4.00	16,400 / 20,500	$65,600 / $82,000	$7,965
#09TROUT2 / 2009 Mike Trout Xfractor card	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	8,960 / 11,200	$44,800 / $56,000	$4,340
#85MJPROMO / 1985 Michael Jordan Promo Rookie Card	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	2,800 / 3,500	$22,400 / $28,000	$4,120
#76PAYTON / 1976 Topps Walter Payton Rookie Card	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$6.50	8,000 / 10,000	$52,000 / $65,000	$9,750
#18LUKA / 2018 Luka Doncic Rookie Card	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	4,240 / 5,300	$21,200 / $26,500	$2,813
#81MONTANA / 1981 Joe Montana Rookie Card	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,175
#60MANTLE / 1960 Mickey Mantle Signed Jersey	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$20.00	34,000 / 42,500	$680,000 / $850,000	$34,525
#DIMAGGIO3 / 1950 DiMaggio Jersey	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$20.00	18,000 / 22,500	$360,000 / $450,000	$26,525

#NICKLAUS1 / 1973 Jack Nicklaus Rookie Card	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$10.00	3,200 / 4,000	$32,000 / $40,000	$4,001
#58PELE3 / 1958 Quigol Pelé Rookie Card	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$20.00	9,000 / 11,250	$180,000 / $225,000	$39,785
#09CURRY2 / 2009 National Treasures Curry Rookie Card	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$25.00	16,800 / 21,000	$420,000 / $525,000	$62,163
#96KOBE / 1996 Finest Refractors Kobe Rookie Card	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$11.00	5,600 / 7,000	$61,600 / $77,000	$7,662
#68RYAN / 1968 Topps Nolan Ryan Rookie Card	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$8,102
#ROCKETBOX / Pokémon Team Rocket Booster Box	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$6.00	3,800 / 4,750	$22,800 / $28,500	$2,015
#95TOPSUN / 1995 Topsun Booster Box	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$6.00	8,000 / 10,000	$48,000 / $60,000	$8,300
#99CHARZRD / 1999 Pokémon Charizard Hologram	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$10.00	28,000 / 35,000	$280,000 / $350,000	$42,825
#POKEDEMO / 1998 Pokémon Demo Game	1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$7.50	3,200 / 4,000	$24,000 / $30,000	$2,200

#POKELUGIA / 2000 Pokémon Neo Genesis Holo Lugia	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$11.00	8,000 / 10,000	$88,000 / $110,000	$12,475
#POKEMON2 / 1999 Pokémon 1st Edition Booster Box	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$32,138
#NEOBOX / 2000 Pokémon Neo Genesis Booster Box	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$3,317
#GYMBOX / 2000 Pokémon Gym Heroes Booster Box	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$6.00	2,400 / 3,000	$14,400 / $18,000	$1,663
#POKEYELOW / 1999 Game Boy Pokémon Yellow	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$5.00	8,800 / 11,000	$44,000 / $55,000	$6,850
#86DK3 / 1986 NES Donkey Kong 3	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$10.00	3,480 / 4,350	$34,800 / $43,500	$3,565
#WZRDOFOZ / The Wonderful Wizard Of OZ	1900 First Edition of The Wonderful Wizard Of OZ	Purchase Agreement	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$15.00	4,800 / 6,000	$72,000 / $90,000	$7,825
#FANFOUR5 / 1962 The Fantastic Four #5	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Upfront Purchase	Upcoming	Q1 2021 or Q2 2021	Q1 2021 or Q2 2021	$8.00	8,000 / 10,000	$64,000 / $80,000	$5,968

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non- “accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for Series as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

USE OF PROCEEDS – SERIES #BROSGRIMM

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #BROSGRIM Asset Cost (1)	$112,500	83.33%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.22%
	Brokerage Fee	$1,350	1.00%
	Offering Expenses (2)	$1,013	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$233	0.17%
	Marketing Materials	$200	0.15%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$19,404	14.37%
	Total Fees and Expenses	$22,200	16.44%
	Total Proceeds	$135,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.185 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	12/16/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$112,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$433

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

AMENDED AND RESTATED DESCRIPTION OF SERIES GRIMMS' FAIRY TALES

Investment Overview

•Upon completion of the Series #BROSGRIMM Offering, Series #BROSGRIMM will purchase an 1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug as the Underlying Asset for Series #BROSGRIMM (The “Series Grimms' Fairy Tales” or the “Underlying Asset” with respect to Series #BROSGRIMM, as applicable), the specifications of which are set forth below.

•The Brothers Grimm were two German brothers named Jacob Ludwig Carl Grimm and Wilhelm Carl Grimm known for their collection of fairy tales titled “Kinder-und Hausmärchen,” commonly referred to as “Grimms’ Fairy Tales.”

•Grimms’ Fairy Tales is a two volume collection of folklore originally compiled by Jacob and Wilhelm Grimm between 1812 and 1815, with multiple subsequent editions published during the two brothers’ lifetime, that illuminated now-classic stories like Snow White and the Seven Dwarfs.

•The Underlying Asset is an 1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug.

Asset Description

Overview & Authentication

•Jacob Ludwig Carl Grimm was born on January 4, 1785 in Hanau, Germany.

•Wilhelm Carl Grimm was born on February 24, 1786 in Hanau, Germany.

•The Brothers Grimm both studied law at the University of Marburg and later worked as librarians to support their younger siblings after their mother’s death.

•The Brothers Grimm were influenced by the folk poetry collection of Clemens Brentano and Achim von Arnim, “Des Knaben Wunderhorn,” and were inspired to begin collecting their own folktales.

•In 1812, the Brothers Grimm published volume one of “Kinder-und Hausmärchen,” which translates to “Children’s and Household Tales.” The book contains 86 folktales.

•In 1814, volume two of “Kinder-und Hausmärchen” is printed (pre-dated to 1815), adding 70 additional stories. The two volume collection is abbreviated as “KHM.”

•In 1822, a third volume of commentary was published (Anmerkungen).

•A second edition of KHM is published in 1819, a third in 1837, a fourth in 1840, a fifth in 1843, a sixth in 1850, and a seventh in 1857, which serves as the basis for most editions and translations published after the Grimms’ deaths in 1859 (Wilhelm) and 1863 (Jacob).

•While both brothers were involved in the creation of KHM, Wilhelm was the one to actually write out the tales and edit each edition.

•Many of the stories from Grimms’ Fairy Tales have become some of the most popular and revisited stories in modern history, including “Hansel and Gretel,” “Snow White,” “Little Red Riding Hood,” “Sleeping Beauty,” “Tom Thumb,” “Rapunzel,” “The Golden Goose,” and “Rumpelstiltskin.”

•The Hassenpflug family were neighbors of the Grimms in Kassel, and often hosted them for dinner. Three of the Hassenpflug daughters were contributors to KHM: Marie, Johanna Isabella (“Jeanette”), and Amalie (“Malchen”).

•Malchen is thought to have contributed about ten tales to KHM.

•The Underlying Asset is accompanied by a signed letter of authenticity from Darren Sutherland, a New York-based rare book specialist.

Notable Features

•The Underlying Asset is an 1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug.

•The Underlying Asset is inscribed on the front pastedown of the first volume by Wilhelm Grimm to Amalie “Malchen” Hassenpflug: "Dem lieben Malchen Hassenpflug / von seinem Treuen Freunde / Wilhelm Grimm. / Göttingen 23 October 1837." Translation: "To dear Malchen Hassenpflug from her true friend..."

•The Underlying Asset contains two volumes in small octavo format.

•The Underlying Asset contains steel-engraved frontispieces on each volume designed by Ludwig Emil Grimm and a decorative half-title lithographed in color by H. Delius.

•The Underlying Asset remains in its original publisher’s decorative colored lithographic paper.

•The Underlying Asset includes 167 fairy tales as well as nine “Kinderlegenden” and a new forward.

•The Underlying Asset is textually complete as confirmed by the numbering of its signatures.

•The Underlying Asset exhibits bright blue colored endpapers with trimmed and sprinkled edges.

•The Underlying Asset is 1 of 2 inscribed copies of KHM that rare children book expert Justin Schiller has handled in more than 50 years of experience in the field.

•The Underlying Asset has two errors in pagination in the first volume, with page numerals 159 and 160 repeated and page numerals 191 and 192 skipped.

Notable Defects

•The Underlying Asset is a bit scuffed and rubbed and has bumped and worn corners.

•The Underlying Asset exhibits minor losses on its heads of spines, with edges a bit worn.

•The Underlying Asset exhibits paper chipping with some loss along joints and a faded backstrip with areas of flaking.

Details

Series Grimms' Fairy Tales
Title	Kinder-und Hausmärchen
Author(s)	Jacob and Wilhelm Grimm
Publisher	Johann Christian Dieterich
Publication Date	1837
Binding	Original
Book Condition	Very Good
Edition	First Edition
Inscription	Inscribed by Wilhelm Grimm to Amalie “Malchen” Hassenpflug
Signature	Amalie “Malchen” Hassenpflug

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Grimms' Fairy Tales going forward.

AMENDED AND RESTATED USE OF PROCEEDS – SERIES #66ORR

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #66ORR Asset Cost (1)	$85,200	91.81%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.32%
	Brokerage Fee	$928	1.00%
	Offering Expenses (2)	$696	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$462	0.50%
	Marketing Materials	$200	0.22%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,014	5.40%
	Total Fees and Expenses	$7,300	7.87%
	Total Proceeds	$92,800	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.163 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	12/14/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$85,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$662

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1966 ORR TOPPS ROOKIE CARD

Investment Overview

•Upon completion of the Series #66ORR Offering, Series #66ORR will purchase a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA as the Underlying Asset for Series #66ORR (The “Series 1966 Orr Topps Rookie Card” or the “Underlying Asset” with respect to Series #66ORR, as applicable), the specifications of which are set forth below.

•Bobby Orr was a Hall of Fame professional hockey player who debuted in the NHL at age 18 for the Boston Bruins in 1966 and played a total of 12 NHL seasons.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin: Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA.

Asset Description

Overview & Authentication

•Bobby Orr was born on March 20, 1948 in Parry Sound, Ontario.

•As a rookie during the 1966-67 NHL season, Orr scored 13 goals and notched 28 assists for a total of 41 points as a defenseman for the Boston Bruins.

•Orr was awarded the Calder Trophy (given “to the player selected as the most proficient in his first year of competition in the National Hockey League”) for the 1966-67 season.

•During Orr’s career, he was selected to seven All-Star Games, won two Stanley Cups, and was awarded the Norris Trophy (given “to the defense player who demonstrates throughout the season the greatest all-round ability in the position”) eight times.

•Orr is the only player to win the Stanley Cup, Conn Smythe (given “to the most valuable player for his team in the playoffs”), Hart (given “to the player adjudged to be the most valuable to his team”), Art Ross (given “to the player who leads the NHL in scoring points at the end of the regular season”), and Norris Trophies in a single season (1969-70).

•As of January 2017, Orr was the only NHL defenseman to have nine hat tricks in a career.

•In 2011, Bleacher Report named Bobby Orr No. 2 on their list of the “Top 10 NHL Defensemen of All Time.”

•Orr was inducted into the Hockey Hall of Fame in 1979.

•The Topps Company, Inc. began in its modern iteration in 1938 when Brooklyn entrepreneur Morris Shorin’s four sons — Abram, Ira, Joseph, and Phillip — took the family tobacco business and pivoted toward chewing gum.

•In 1949, Topps placed its first cards in their chewing gum wrappers for free, beginning with 252 Magic Photo Cards featuring current stars as well as classic players like Babe Ruth and Cy Young.

•For the 1954-55 season, Topps released their first ever set of hockey cards with a 60-card set featuring players from the four teams that played their home games in the United States at the time.

•The 1966 Topps Bobby Orr #35 Rookie Card is the only recognized rookie card of Bobby Orr.

•The Underlying Asset has been issued a grade of NM-MT 8 by Professional Sports Authenticators (PSA) with certification No. 07001237.

Notable Features

•The Underlying Asset is a 1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA.

•The Underlying Asset is 1 of 47 1966 Topps Bobby Orr #35 Rookie Cards graded NM-MT 8 by PSA with one example graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1966 Orr Topps Rookie Card
Sport	Hockey
Professional League	NHL
Player / Number	Bobby Orr / 4
Team	Boston Bruins
Year / Season	1966
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 47 (PSA 8)
Number in Set	#35
Authentication	Professional Sports Authenticators (PSA)
Grade	8
Certification No.	07001237

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1966 Orr Topps Rookie Card going forward.

USE OF PROCEEDS – SERIES #MARADONA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #MARADONA Asset Cost (1)	$11,211	80.08%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	2.14%
	Brokerage Fee	$140	1.00%
	Offering Expenses (2)	$500	3.57%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.71%
	Marketing Materials	$200	1.43%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,549	11.06%
	Total Fees and Expenses	$2,489	17.78%
	Total Proceeds	$14,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.188 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	12/27/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$11,211
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1979 PANINI DIEGO MARADONA ROOKIE CARD

Investment Overview

•Upon completion of the Series #MARADONA Offering, Series #MARADONA will purchase a 1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT as the Underlying Asset for Series #MARADONA (The “Series 1979 Panini Diego Maradona Rookie Card” or the “Underlying Asset” with respect to Series #MARADONA, as applicable), the specifications of which are set forth below.

•Diego Armando Maradona was an Argentinian soccer player who became one of soccer’s most famous and celebrated players over the course of his 21-year professional career.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•The Underlying Asset is a 1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT.

Asset Description

Overview & Authentication

•Diego Armando Maradona was born on October 30, 1960 in Lanus, Argentina.

•As a boy, Maradona picked up soccer on the “dusty streets” of Villa Fiorito, a Buenos Aires shantytown.

•Maradona wrote in his autobiography that he had become such a skilled young player that opposing coaches accused him of secretly being an adult midget.

•Maradona became a professional at the age of 15 on October 20, 1976 as a member of the Argentinian Junior Team in a game against Talleres de Córdoba.

•On June 22, 1986, Maradona led Argentina in a quarterfinal match against England at Azteca Stadium in the Mexico City World Cup. Six minutes into the second half of the 0-0 game, Maradona scored a goal by jumping high in the air and punching the ball into the net with his left first — but to referees it appeared to be a legal header. The infamous goal would go on to be known as the “Hand of God” goal, coined by Maradona after the game.

•Later in the same 1986 quarterfinal game, Maradona would score again just four minutes later, dribbling 70 yards through five English players to score a goal that would later be described by Paul Gardner in his book “The Simplest Game,” as “10 seconds of pure, unimaginable soccer skill to score one of the greatest goals in the history of the World Cup.”

•Maradona eventually led Argentina to the 1986 World Cup Championship: “No player in the history of the World Cup had ever dominated in the way Maradona ruled over Mexico-86,” Gardner wrote.

•In 1991, Maradona tested positive for cocaine and was suspended for 15 months from Napoli.

•In February 1994, he fired an air rifle at reporters in Argentina.

•In April 2004, Maradona was hospitalized in Buenos Aires and subsequently attended a rehab facility.

•In 2014, Maradona spoke to an Argentine television channel saying: “Do you know the player I could have been if I hadn’t taken drugs?”

•Maradona died on November 25, 2020 in Tigre, Argentina at the age of 60.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with certification No. 49456074.

Notable Features

•The Underlying Asset is a 1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT.

•The Underlying Asset is 1 of 14 1979 Panini Diego Maradona #312 Rookie Cards graded MINT 9 by PSA with one example graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1979 Panini Diego Maradona Rookie Card
Sport	Soccer
Professional League	FIFA
Player / Number	Diego Maradona / 10
Team	Argentina National Team
Year / Season	1979
Memorabilia Type	Trading Card
Manufacturer	Panini S.p.A.
Rarity	1 of 14 (PSA 9)
Number in Set	#312
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	49456074

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1979 Panini Diego Maradona Rookie Card going forward.

USE OF PROCEEDS – SERIES #85JORDAN2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #85JORDAN2 Asset Cost (1)	$230,000	82.14%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.11%
	Brokerage Fee	$2,800	1.00%
	Offering Expenses (2)	$2,100	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.04%
	Marketing Materials	$200	0.07%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$44,500	15.89%
	Total Fees and Expenses	$49,700	17.75%
	Total Proceeds	$280,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.189 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	12/30/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$230,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 JORDAN “SHATTERED BACKBOARD” JERSEY

Investment Overview

•Upon completion of the Series #85JORDAN2 Offering, Series #85JORDAN2 will purchase a 1985 Signed Michael Jordan "Shattered Backboard" Jersey as the Underlying Asset for Series #85JORDAN2 (The “Series 1985 Jordan “Shattered Backboard” Jersey” or the “Underlying Asset” with respect to Series #85JORDAN2, as applicable), the specifications of which are set forth below.

•Michael Jordan debuted with the Chicago Bulls in the 1984-1985 NBA season and played with the team until the end of the 1993-1994 season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He came out of retirement and returned to the Bulls from 1995-1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•After Jordan’s rookie season with the Chicago Bulls, he played an exhibition game for the Italian team Stefanel Trieste in Liga A against Juve Caserta in Trieste, Italy on August 25, 1985. During the game, Jordan leapt in the air for a dunk in transition, and his force shattered the backboard, which exploded into many pieces on top of opposing players.

•The Underlying Asset is the 1985 Signed Michael Jordan "Shattered Backboard" Jersey.

Asset Description

Overview & Authentication

•Michael Jordan was born on February 17, 1963 in Brooklyn, New York.

•Jordan hit the game-winning jumper to lead UNC to an NCAA Championship on March 29, 1982 against Georgetown.

•Jordan led Team USA to an Olympic gold medal in Los Angeles at the 1984 Olympics on August 10.

•Jordan was drafted third overall in the first round of the 1984 NBA Draft by the Chicago Bulls and made his NBA Debut on October 26, 1984.

•On September 12, 1984, Jordan signed his contract with the Bulls.

•In 1984 Michael Jordan partnered with Nike to launch the Jordan Brand. Jordan wore the first iteration of Nike shoes made under his eponymous brand during his rookie season, the ‘Air Jordan I.’

•In Jordan’s rookie season he played in all 82 games and averaged 28.2 points per game (3rd in the NBA), for which he was awarded Rookie of the Year.

•After his rookie year, Jordan went on a trip to Europe in August of 1985 for a tour with Nike, which included posing with the Eiffel Tower in Paris, holding a training session for young players in London, and playing an exhibition game in Trieste, where he would famously shatter a backboard during a dunk.

•Jordan Brand Vice President Howard White said: “Glass was everywhere. The backboard exploded. I’m looking at his eyes, his ears …looking for little bits of glass. In the moment, it was wild. It was a little scary, because we didn’t know where the glass was going. They were playing and then there was that moment. I don’t know of any moment where one can detect something otherworldly has happened, but that one has become something grand. For MJ, though, it was just a moment in the game.”

•In 2015, Air Jordan released new colorways for the Air Jordan 1 coined “Shattered Backboard” in tribute to Jordan’s iconic moment early in his career.

•Stefanel is an Italian clothing company which sponsored the Stefanel Trieste team for the exhibition game in which Jordan shattered the backboard in 1985.

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he has earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•The Underlying Asset has been authenticated by the MeiGray Group (MGG) with certification number 160505.

Notable Features

•The Underlying Asset is a 1985 Signed Michael Jordan "Shattered Backboard" Jersey graded authentic by MeiGray Group.

•The Underlying Asset features an orange bottom half and black upper, divided by a yellow trim.

•The Underlying Asset exhibits Jordan’s number 23 beneath the team name “STEFANEL” and an orange clover-like logo.

•The Underlying Asset comes from the personal collection of Carlo Stefanel, whose clothing company sponsored the team during the exhibition game in 1985.

Notable Defects

•The Underlying Asset’s condition is consistent with that of its authenticity grade from MeiGray Group.

Details

Series 1985 Jordan “Shattered Backboard” Jersey
Sport	Basketball
Professional League	Liga A
Player/Number	Michael Jordan / 23
Team	Stefanel Trieste
Year	1985
Memorabilia Type	Game Worn Jersey
Manufacturer	Piubello
Model	Stefanel Trieste custom jersey
Primary Color	Orange
Secondary Color	Black
Provenance	Carlo Stefanel
Authentication	MeiGray Group
Grade	Authentic
Certification No.	160505

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 Jordan “Shattered Backboard” Jersey going forward.

USE OF PROCEEDS – SERIES #17MAHOMES

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #17MAHOMES Asset Cost (1)	$215,000	71.67%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.10%
	Brokerage Fee	$3,000	1.00%
	Offering Expenses (2)	$2,250	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.03%
	Marketing Materials	$200	0.07%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$79,150	26.38%
	Total Fees and Expenses	$84,700	28.23%
	Total Proceeds	$300,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.190 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/6/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$215,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES PATRICK MAHOMES NATIONAL TREASURES #161

Investment Overview

•Upon completion of the Series #17MAHOMES Offering, Series #17MAHOMES will purchase a 2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8 as the Underlying Asset for Series #17MAHOMES (The “Series Patrick Mahomes National Treasures #161” or the “Underlying Asset” with respect to Series #17MAHOMES, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Patrick Mahomes II is an NFL quarterback for the Kansas City Chiefs who was drafted by the Chiefs in the 2017 NFL Draft.

•The Underlying Asset is a 2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8.

Asset Description

Overview & Authentication

•Patrick Lavon Mahomes II was born on September 17, 1995 in Tyler, Texas.

•Mahomes played for Texas Tech University for three seasons from 2014 to 2016. Mahomes won the 2016 Sammy Baugh Trophy (given to the nation’s top passer) in his junior year, during which he completed 65.7 percent of his passes for a total of 5,052 yards and 41 touchdowns over 12 games. During the same season Mahomes also rushed for a total of 285 yards and 12 touchdowns.

•The Kansas City Chiefs drafted Mahomes with the 10th overall pick in the 2017 NFL Draft.

•In 2018, during his second NFL season, Mahomes started 16 games as the quarterback of the Chiefs, with a 66 percent completion percentage, 5,097 yards and 50 touchdowns as a passer. Mahomes led the Chiefs to a 12-4 regular season record, and was selected to the Pro Bowl as well as First-Team All-Pro. Mahomes was named the 2018 NFL MVP.

•In 2019 Mahomes started 14 games as the quarterback of the Chiefs, with a 65.9 percent completion percentage, 4,031 yards and 26 touchdowns as a passer. Mahomes led the Chiefs to a 11-3 regular season record, and was selected to his second consecutive Pro Bowl. Mahomes and the Chiefs won the 2019 Super Bowl, with Mahomes receiving the Super Bowl MVP award for his 2-touchdown, 286-yard performance.

•Panini’s National Treasures Football series is a yearly premium release that features autographed and memorabilia cards.

•The 2017 Panini National Treasures Football set consisted of 100 base cards featuring current and former stars, as well as more rare parallel cards like the Rookie Patch Autographs parallels, the newly introduced “The Future” parallels, and the limited print-run hard-signed NFL Greatest Signatures parallels.

•One of the parallel cards issued in the 2017 Panini National Treasures Football set was the Black #161 Patrick Mahomes II Rookie Patch Autograph Card.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS NM-MT 8 with certification number 0012740171.

Notable Features

•The Underlying Asset is a 2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9.5, Corners: 9, Edges: 9, Surface: 7, Autograph: 9.

•The Underlying Asset is 1 of 5 2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Cards.

•The Underlying Asset is 1 of 4 2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Cards graded by BGS, with 3 graded higher.

•The Underlying Asset contains a signature from Patrick Mahomes, which received a grade of 9 from BGS.

•The Underlying Asset contains a player-worn jersey patch.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series Patrick Mahomes National Treasures #161
Sport	Football
Professional League	NFL
Player / Number	Patrick Mahomes / 15
Team	Kansas City Chiefs
Year / Season	2017
Memorabilia Type	Trading Card
Manufacturer	Panini America, Inc.
Rarity	1 of 5 (Total Printing)
Number in Set	161
Signature	“Patrick Mahomes”
Embedded	Player-worn jersey patch
Authentication	Beckett Grading Services (BGS)
Grade	8
Grade (Centering)	9.5
Grade (Corners)	9
Grade (Edges)	9
Grade (Surface)	7
Grade (Autograph)	9
Certification No.	0012740171

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Patrick Mahomes National Treasures #161 going forward.

USE OF PROCEEDS – SERIES #05MJLJ

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #05MJLJ Asset Cost (1)	$72,000	87.80%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.37%
	Brokerage Fee	$820	1.00%
	Offering Expenses (2)	$615	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.12%
	Marketing Materials	$200	0.24%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$7,965	9.71%
	Total Fees and Expenses	$9,700	11.83%
	Total Proceeds	$82,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.191 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/12/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$72,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2005 JORDAN LEBRON JERSEY INSERT CARD

Investment Overview

•Upon completion of the Series #05MJLJ Offering, Series #05MJLJ will purchase a 2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5 as the Underlying Asset for Series #05MJLJ (The “Series 2005 Jordan LeBron Jersey Insert Card” or the “Underlying Asset” with respect to Series #05MJLJ, as applicable), the specifications of which are set forth below.

•Michael Jordan debuted with the Chicago Bulls in the 1984-1985 NBA season and played with the team until the end of the 1993-1994 season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He came out of retirement and returned to the Bulls from 1995-1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•LeBron James is a professional basketball player who has won four NBA championships, four NBA Most Valuable Player Awards (MVP), four Finals MVP awards, two Olympic gold medals, and is widely considered to be one of the greatest players in NBA history. LeBron joined the Cleveland Cavaliers in 2003 as the first overall draft pick and was named the 2003-04 NBA Rookie of the Year.

•The Underlying Asset is a 2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5.

Asset Description

Overview & Authentication

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•In 1990, The Upper Deck Company, LLC. became the first trading card company to include autographed insert cards in their trading card sets.

•In 1996, The Upper Deck Company, LLC. became the first trading card company to include game-used jersey swatches embedded in trading cards.

•The Upper Deck Company, LLC. introduced the “Exquisite Collection” ahead of the 2003-04 NBA season. The product cost as much per box (5 cards) as an entire case (342 cards) of regular UD cards. At a suggested retail price of $500, each Exquisite Collection box consisted of a single 5-card pack that was housed in an engraved wooden box.

•The 2005-06 Exquisite Collection base set consists of 42 base cards, 39 autographed patch Rookie Cards, and 13 autographed Rookie Cards, all numbered to 225 or less (except six of the autographed patch rookies).

•LeBron James was born on December 30, 1984 in Akron, Ohio.

•LeBron James was selected by his hometown team, the Cleveland Cavaliers, as the first overall pick of the 2003 NBA Draft. In his first regular season game, at 19 years old, James scored 25 points against Sacramento.

•During James’ rookie season, he averaged 20.9 points, 5.5 rebounds, and 5.9 assists per game. He started 79 games and averaged 39.5 minutes played on his way to winning the Rookie of the Year Award.

•Since LeBron James entered the NBA, he has become one of the all-time greatest players in league history, and one of its most well-known. When James left the Cavaliers to join the Miami Heat and form the ‘Big Three’, his nationally televised program “The Decision” drew ire and controversy from many fans as he announced his departure.

•As of November 2020, LeBron James sits third on the NBA all-time scoring list with 34,241. Ahead of him are only Kareem Abdul-Jabbar and Karl Malone, and he has already surpassed the likes of Michael Jordan, Kobe Bryant, Wilt Chamberlain, and Shaquille O’Neal.

•As of November 2020, LeBron James sits eighth on the NBA all-time assists list with 9,346, ahead of players like Gary Payton and Isiah Thomas.

•Jordan was drafted third overall in the first round of the 1984 NBA Draft by the Chicago Bulls and made his NBA Debut on October 26, 1984.

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•In the fiscal year ending in May 2020, the Jordan Brand generated $3,100,000,000 in sales.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•The Underlying Asset has been issued a grade of NM-MT+ 8.5 by Beckett Grading Services (BGS) with certification No. 0012706677.

Notable Features

•The Underlying Asset is a 2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 8.5, Corners: 9, Edges: 8.5, Surface: 8.5, Autograph: 10.

•The Underlying Asset is embedded with game-worn jersey inserts from Michael Jordan and LeBron James.

•The Underlying Asset features signatures from LeBron James and Michael Jordan.

•The Underlying Asset is 1 of 5 2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James printed.

•The Underlying Asset is 1 of 1 2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5 with none graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2005 Jordan LeBron Jersey Insert Card
Sport	Basketball
Professional League	NBA
Player / Number	Michael Jordan / 23
Player / Number	LeBron James / 23
Team (Jordan)	Chicago Bulls
Team (LeBron)	Cleveland Cavaliers
Year / Season	2005-06
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck, LLC.
Rarity	1 of 1 (BGS 8.5)
Authentication	Beckett Grading Services (BGS)
Grade	8.5
Grade (Centering)	8.5
Grade (Corners)	9
Grade (Edges)	8.5
Grade (Surface)	8.5
Grade (Autograph)	10
Certification No.	0012706677

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2005 Jordan LeBron Jersey Insert Card going forward.

USE OF PROCEEDS – SERIES #09TROUT2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #09TROUT2 Asset Cost (1)	$50,000	89.29%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.54%
	Brokerage Fee	$560	1.00%
	Offering Expenses (2)	$500	0.89%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.18%
	Marketing Materials	$200	0.36%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,340	7.75%
	Total Fees and Expenses	$5,700	10.18%
	Total Proceeds	$56,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.192 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$50,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2009 MIKE TROUT XFRACTOR CARD

Investment Overview

•Upon completion of the Series #09TROUT2 Offering, Series #09TROUT2 will purchase a 2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5 as the Underlying Asset for Series #09TROUT2 (The “Series 2009 Mike Trout Xfractor Card” or the “Underlying Asset” with respect to Series #09TROUT2, as applicable), the specifications of which are set forth below.

•Bowman is a private company, originally the Bowman Gum Company founded in 1927, that was acquired by The Topps Company, Inc. in 1956, and specializes in the production of trading cards.

•Mike Trout is a professional baseball player for the Los Angeles Angels who is an eight-time MLB All-Star, three-time American League MVP, and eight-time winner of the Silver Slugger Award. His career is ongoing.

•The Underlying Asset is a 2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5.

Asset Description

Overview & Authentication

•Mike Trout was born on August 7, 1991 in Vineland, New Jersey.

•Trout was drafted 25th overall in the 2009 MLB Draft by the Los Angeles Angels.

•He played for the Arizona Angels, a rookie-level Arizona League team, for the 2009 season, and was considered the third best prospect by Baseball America going into the 2010 season.

•Trout made his MLB debut at age 19, on July 8, 2011.

•In 2012, Trout’s official rookie season, he batted .326, leading the MLB in runs scored (129) and stolen bases (49). He won the AL Rookie of the Year Award, was selected to his first ever All-Star Game, was awarded a Silver Slugger award, and placed second in MVP voting.

•In 2014, Trout won the AL MVP award, becoming the 17th player to win the award unanimously. Over the course of the 2014 season, Trout batted .287, leading the MLB in runs scored (115), total bases (338), and the American League in RBIs.

•In 2016, Trout won his second AL MVP award, becoming the first player to finish in the top two in MVP voting in each of the first five full seasons of his career. Over the course of the 2016 season, Trout batted .315, leading the MLB in runs scored (123), walks (116), and On Base Percentage.

•In 2019, Trout became the 11th player in history to win a third MVP award. Over the course of the 2019 season, Trout batted .291, leading the MLB in On Base Percentage (.438).

•On September 5, 2020, Mike Trout hit his 300th career homerun, an Angels franchise record. At 29 years old, Trout became the fastest player to ever reach 300 homeruns and 200 stolen bases, in his 1,235th game.

•Wins Above Replacement (WAR), a statistic used to quantify the total contribution a player makes to their team, while controlling for factors like playing time and ballpark, has become one of Trout’s most touted metrics, with many using it to justify claims that Trout is on pace to have one of the greatest careers in MLB history.

•Using WAR, Trout was the most valuable player in history through his age-27 season, and already collected three seasons with WAR above 10, a feat only achieved by Barry Bonds, Mickey Mantle, Ty Cobb, Roger Hornsby, Willie Mays, and Babe Ruth.

•The 2009 Bowman Draft Picks & Prospects Baseball set combines both Bowman and Bowman Chrome brands, with 55 cards in the base set.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS GEM MINT 9.5 with certification number 0007299313.

Notable Features

•The Underlying Asset is a 2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9.5, Corners: 9.5, Edges: 9, Surface: 9.5, Autograph: 10.

•The Underlying Asset is 1 of 105 2009 Bowman Chrome Mike Trout Xfractor Autographed Cards graded BGS 9.5, with three graded higher.

•The Underlying Asset is 1 of 225 2009 Bowman Chrome Mike Trout Xfractor Autographed Cards printed in total.

•The Underlying Asset features a signature in blue pen from Mike Trout.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2009 Mike Trout Xfractor Card
Sport	Baseball
Professional League	MLB
Player / Number	Mike Trout / 27
Team	Los Angeles Angels of Anaheim
Year / Season	2009
Memorabilia Type	Trading Card
Manufacturer	Bowman
Rarity	1 of 105 (BGS 9.5)
Number in Set	BDPP89
Signature	“Mike Trout”
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	9.5
Grade (Corners)	9.5
Grade (Edges)	9
Grade (Surface)	9.5
Grade (Autograph)	10
Certification No.	0007299313

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2009 Mike Trout Xfractor Card going forward.

USE OF PROCEEDS – SERIES #85MJPROMO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #85MJPROMO Asset Cost (1)	$22,500	80.36%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.07%
	Brokerage Fee	$280	1.00%
	Offering Expenses (2)	$500	1.79%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.36%
	Marketing Materials	$200	0.71%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,120	14.71%
	Total Fees and Expenses	$5,200	18.57%
	Total Proceeds	$28,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.193 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$22,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 MICHAEL JORDAN PROMO ROOKIE CARD

Investment Overview

•Upon completion of the Series #85MJPROMO Offering, Series #85MJPROMO will purchase a 1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10 as the Underlying Asset for Series #85MJPROMO (The “Series 1985 Michael Jordan Promo Rookie Card” or the “Underlying Asset” with respect to Series #85MJPROMO, as applicable), the specifications of which are set forth below.

•Michael Jordan debuted with the Chicago Bulls in the 1984-1985 NBA season and played with the team until the end of the 1993-1994 season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He came out of retirement and returned to the Bulls from 1995-1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•In 1985, Nike released a six-card promotional set featuring Nike athletes from multiple sports, including Michael Jordan, Dwight Gooden, and John McEnroe.

•The Underlying Asset is a 1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10.

Asset Description

Overview & Authentication

•Michael Jordan was born on February 17, 1963 in Brooklyn, New York.

•Jordan hit the game-winning jumper to lead UNC to an NCAA Championship on March 29, 1982 against Georgetown.

•Jordan led Team USA to an Olympic gold medal in Los Angeles at the 1984 Olympics on August 10.

•Jordan was drafted third overall in the first round of the 1984 NBA Draft by the Chicago Bulls and made his NBA Debut on October 26, 1984.

•In 1984 Michael Jordan partnered with Nike to launch the Jordan Brand. Jordan wore the first iteration of Nike shoes made under his eponymous brand during his rookie season, the ‘Air Jordan I.’

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•In the fiscal year ending in May 2020, the Jordan Brand generated $3,100,000,000 in sales.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•In 1985, Nike issued a six-card promotional set featuring their athletes across multiple sports: Dwight Gooden, Michael Jordan, James Lofton, John McEnroe, Lance Parrish, as well as a “Header” card.

•Each card from the Nike promotional set is “over-sized,” measuring a little more than 2’’ X 5’’.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with certification number 46607224.

Notable Features

•The Underlying Asset is a 1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10.

•The Underlying Asset is 1 of 167 1985 Nike Promo Michael Jordan Bulls RC Rookie Cards graded PSA 10 with none graded higher.

•The Underlying Asset is 1 of 2,638 1985 Nike Promo Michael Jordan Bulls RC Rookie Cards graded by PSA.

•BGS has issued a grade of BGS 10 to four examples of the 1985 Nike Promo Michael Jordan Bulls RC Rookie Card.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1985 Michael Jordan Promo Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Michael Jordan / 23
Team	Chicago Bulls
Year / Season	1985
Memorabilia Type	Trading Card
Manufacturer	Nike
Rarity	1 of 167 (PSA 10)
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	46607224

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 Michael Jordan Promo Rookie Card going forward.

USE OF PROCEEDS – SERIES #76PAYTON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #76PAYTON Asset Cost (1)	$53,500	82.31%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.46%
	Brokerage Fee	$650	1.00%
	Offering Expenses (2)	$500	0.77%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.15%
	Marketing Materials	$200	0.31%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$9,750	15.00%
	Total Fees and Expenses	$11,200	17.23%
	Total Proceeds	$65,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.194 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/18/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$53,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1976 TOPPS WALTER PAYTON ROOKIE CARD

Investment Overview

•Upon completion of the Series #76PAYTON Offering, Series #76PAYTON will purchase a 1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10 as the Underlying Asset for Series #76PAYTON (The “Series 1976 Topps Walter Payton Rookie Card” or the “Underlying Asset” with respect to Series #76PAYTON, as applicable), the specifications of which are set forth below.

•Walter Payton was an NFL Hall of Fame running back who played 13 seasons for the Chicago Bulls from 1975-1987. Over that time Payton was selected to nine Pro Bowls, won an MVP award, and a Super Bowl.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Walter Jerry Payton was born on June 25, 1954 in Columbia, Mississippi.

•The Chicago Bears drafted Payton with the fourth overall pick in the 1975 NFL draft on January 28.

•Payton made his NFL debut on September 21, 1975 in a game against the Baltimore Colts, gaining zero yards on eight rushing attempts. Payton had one reception for -4 yards.

•In 1976, Payton was selected to his first Pro Bowl and was named First-Team All Pro. During his second season Payton rushed for 1,390 yards in 14 games, scoring 13 rushing touchdowns.

•In 1977, Payton would be awarded the MVP award for his play in which he recorded 1,852 yards and 14 touchdowns while averaging 5.5 yards per carry.

•On November 20, 1977, Payton recorded 275 rushing yards on 40 attempts. On November 24, the New York Times published an article titled: “Walter Payton Keeps You Young.” In the middle of just his third season, the New York Times wrote “…Walter Payton appears to be running toward Canton.”

•In 1985, Payton was a key member of one of the greatest teams in NFL history. The Bears went 15-1 that season and won the Super Bowl over the Patriots 46-10.

•Payton played his final game on January 10, 1988 in a playoff loss against Washington, rushing for 85 yards.

•Walter Payton died on November 1, 1999 in South Barrington, Illinois of cancer at age 45. The NFL renamed the Man of the Year Award after Payton, given each year to a player who has demonstrated extraordinary commitment to philanthropy.

•In 13 seasons, Payton only missed a single game (during his rookie season). He finished his career with NFL records for rushing yards (16,726), 100-yard rushing games (77), and 1,000-yard rushing seasons (10).

•Payton’s nickname was “Sweetness.”

•In October 2018, Bleacher Report ranked Payton as the top running back of all time, writing: “From 1975 through 1987, Walter Payton made a mockery of hopeful tacklers with high steps and stiff arms.”

•In 1951, Topps released their 1951 Magic Football set, marking their first edition of football cards.

•Despite the card’s release during Payton’s second season, the 1976 Topps #148 Walter Payton card is considered his Rookie Card.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with certification number 07113027.

Notable Features

•The Underlying Asset is a 1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10.

•The Underlying Asset is 1 of 51 1976 Topps #148 Walter Payton Rookie Cards graded PSA GEM MT 10, with none graded higher.

•PSA has graded a total of 8,738 examples of the 1976 Topps #148 Walter Payton Rookie Card.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1976 Topps Walter Payton Rookie Card
Sport	Football
Professional League	NFL
Player / Number	Walter Payton / 34
Team	Chicago Bears
Year / Season	1976
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 51 (PSA 10)
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	07113027

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1976 Topps Walter Payton Rookie Card going forward.

USE OF PROCEEDS – SERIES #18LUKA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #18LUKA Asset Cost (1)	$22,322	84.23%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.13%
	Brokerage Fee	$265	1.00%
	Offering Expenses (2)	$500	1.89%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.38%
	Marketing Materials	$200	0.75%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,813	10.61%
	Total Fees and Expenses	$3,878	14.63%
	Total Proceeds	$26,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.195 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/20/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$22,322
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2018 LUKA DONCIC ROOKIE CARD

Investment Overview

•Upon completion of the Series #18LUKA Offering, Series #18LUKA will purchase a 2018 Panini Prizm Signatures Black Label Luka Doncic Rookie Card #3 Graded BGS PRISTINE 10 as the Underlying Asset for Series #18LUKA (The “Series 2018 Luka Doncic Rookie Card” or the “Underlying Asset” with respect to Series #18LUKA, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Luka Doncic is an NBA guard for the Dallas Mavericks who was drafted third overall and immediately traded to the Mavericks by the Atlanta Hawks in the 2018 NBA Draft.

•The Underlying Asset is a 2018 Panini Prizm Signatures Black Label Luka Doncic Rookie Card #3 Graded BGS PRISTINE 10.

Asset Description

Overview & Authentication

•Luka Doncic was born on February 28, 1999 in Ljubljana, Slovenia.

•Doncic left home to play for Real Madrid’s academy at age 13, on September 5, 2012.

•On April 30, 2015, Doncic played his first game in the Spanish League for Real Madrid at age 16, the youngest in the club’s history.

•On May 20, 2018, Doncic and Real Madrid defeated Fenerbahçe in the EuroLeague Championship. Doncic scored 15 points in the game, and is named EuroLeague MVP, the youngest in league history.

•On June 21, 2018, Doncic was drafted third overall by the Atlanta Hawks and traded to the Dallas Mavericks for Trae Young.

•On October 17, 2018, Doncic made his NBA debut for the Mavericks, scoring 10 points to go along with 8 rebounds and 4 assists.

•Doncic was awarded the Rookie of the Year award on June 24, 2019 for a season in which he averaged 21.2 points per game, 7.8 rebounds, 6 assists, and 1.1 steals.

•Doncic was selected to and played in the NBA All-Star Game on February 16, 2020. He scored 8 points.

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS PRISTINE 10 with certification number 0011574488.

Notable Features

•The Underlying Asset is a 2018 Panini Prizm Signatures Black Label Luka Doncic Rookie Card #3 Graded BGS PRISTINE 10.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 10, Corners: 10, Edges: 10, Surface: 10, Autograph: 10.

•The Underlying Asset is 1 of 4 2018 Panini Prizm Signatures Luka Doncic #3 Rookie Cards graded BGS PRISTINE 10, with none graded higher.

•The Underlying Asset is 1 of 339 2018 Panini Prizm Signatures Luka Doncic #3 Rookie Cards graded by BGS.

•The Underlying Asset contains a signature from Luka Doncic, which received a grade of 10 from BGS.

•The Underlying Asset was graded by BGS on August 21, 2019.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 2018 Luka Doncic Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Luka Doncic / 77
Team	Dallas Mavericks
Year / Season	2018
Memorabilia Type	Trading Card
Manufacturer	Panini America, Inc.
Rarity	1 of 4 (BGS 10)
Number in Set	3
Signature	Luka Doncic
Authentication	Beckett Grading Services (BGS)
Grade	10
Grade (Centering)	10
Grade (Corners)	10
Grade (Edges)	10
Grade (Surface)	10
Grade (Autograph)	10
Certification No.	0011574488

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2018 Luka Doncic Rookie Card going forward.

USE OF PROCEEDS – SERIES #81MONTANA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #81MONTANA Asset Cost (1)	$63,000	90.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.43%
	Brokerage Fee	$700	1.00%
	Offering Expenses (2)	$525	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.14%
	Marketing Materials	$200	0.29%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,175	7.39%
	Total Fees and Expenses	$6,700	9.57%
	Total Proceeds	$70,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.196 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/24/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$63,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1981 JOE MONTANA ROOKIE CARD

Investment Overview

•Upon completion of the Series #81MONTANA Offering, Series #81MONTANA will purchase a 1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10 as the Underlying Asset for Series #81MONTANA (The “Series 1981 Joe Montana Rookie Card” or the “Underlying Asset” with respect to Series #81MONTANA, as applicable), the specifications of which are set forth below.

•Joe Montana is an NFL Hall of Fame quarterback who played in the NFL from 1979-1994. Over that time Montana was selected to eight Pro Bowls, won two MVP awards, and four Super Bowls.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10.

Asset Description

Overview & Authentication

•Joseph Clifford Montana Jr. was born on June 11, 1956 in New Eagle, Pennsylvania.

•Montana led Notre Dame to a Cotton Bowl victory over Houston on January 1, 1979 after being down 22 pints in the fourth quarter.

•The San Francisco 49ers drafted Montana with the 82nd overall pick in the 1979 NFL draft on May 3.

•According to the San Francisco Chronicle, 49ers Head Coach Bill Walsh instructed offensive assistant Sam Wyche to go to UCLA to scout a wide receiver prospect. Wyche found the number of a nearby quarterback prospect in order to have him throw balls during the practice. The quarterback was Montana.

•Montana made his NFL debut on September 16, 1979 in a game against the Rams, completing a single pass on one attempt for eight yards.

•In 1981, Montana was selected to his first Pro Bowl. During the 1981 season, Montana started 16 games for the 49ers, leading them to a 13-3 record while completing 63.7% of his passes and throwing for 19 touchdowns. On September 13, 1981, Montana threw for 287 yards, 3 touchdowns, and no interceptions in a 28-17 win against the Bears. On January 24, 1982, the 49ers won the Super Bowl against the Bengals, with Montana winning Super Bowl MVP.

•On January 20, 1985, Montana recorded 331 passing yards on 35 attempts, leading the 49ers past Dan Marino’s Dolphins in the Super Bowl. Montana would be awarded his second Super Bowl MVP award.

•Montana won his third Super Bowl on January 22, 1989, throwing for 357 yards and 2 touchdowns. Jerry Rice won the Super Bowl MVP for his 215 receiving yards.

•On January 28, 1990, the 49ers defeated John Elway’s Broncos 55-10, with Montana throwing for 297 yards, 5 touchdowns, and no interceptions. Montana was awarded his third Super Bowl MVP, in addition to his first NFL MVP for the 1989 season.

•Montana was awarded his second NFL MVP in 1990. On October 14, 1990, Montana threw for 476 yards and 6 touchdowns in a win against the Falcons.

•Montana played his final game on December 31, 1994 for the Kansas City Chiefs in a playoff loss against Miami.

•Montana was inducted into the NFL Hall of Fame on August 30, 2000.

•In 2019, the NFL convened a panel to vote on the NFL’s All-Time Team, consisting of the 100 greatest players and 10 greatest coaches from the league’s 100-year history. In December of 2019, it was revealed the Montana was one of the 10 quarterbacks included on the list.

•In 1951, Topps released their 1951 Magic Football set, marking their first edition of football cards.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with certification number 07086402.

Notable Features

•The Underlying Asset is a 1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10.

•The Underlying Asset is 1 of 109 1981 Topps Football #216 Joe Montana Rookie Cards graded PSA GEM MINT 10 with none graded higher.

•PSA has graded a total of 17,175 examples of the 1981 Topps Football #216 Joe Montana Rookie Card.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1981 Joe Montana Rookie Card
Sport	Football
Professional League	NFL
Player / Number	Joe Montana / 16
Team	San Francisco 49ers
Year / Season	1981
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 109 (PSA 10)
Number in Set	216
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	07086402

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1981 Joe Montana Rookie Card going forward.

USE OF PROCEEDS – SERIES #60MANTLE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #60MANTLE Asset Cost (1)	$375,000	44.12%
	Interests issued to Asset Seller as part of total consideration (1)	$425,000	50.00%
	Cash on Series Balance Sheet	$300	0.04%
	Brokerage Fee	$8,500	1.00%
	Offering Expenses (2)	$6,375	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.01%
	Marketing Materials	$200	0.02%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$34,525	4.06%
	Total Fees and Expenses	$49,700	5.85%
	Total Proceeds	$850,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.197 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$25,000
Installment 1 Amount	$350,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$425,000
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1960 MICKEY MANTLE SIGNED JERSEY

Investment Overview

•Upon completion of the Series #60MANTLE Offering, Series #60MANTLE will purchase a 1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10 as the Underlying Asset for Series #60MANTLE (The “Series 1960 Mickey Mantle Signed Jersey” or the “Underlying Asset” with respect to Series #60MANTLE, as applicable), the specifications of which are set forth below.

•Mickey Mantle was a Hall of Fame professional baseball player who played 18 seasons in the MLB for the New York Yankees. Mantle was a three-time MVP, 20-time All-Star, and won seven World Series Championships over the course of his career.

•The Underlying Asset is a 1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10.

Asset Description

Overview & Authentication

•Mickey Mantle was born on October 20, 1931 in Spavinaw, Oklahoma.

•Mantle was a switch-hitter, meaning he could hit both right-handed and left-handed.

•Mantle played his first MLB game on April 17, 1951 for the Yankees, collecting one hit.

•Mantle and the Yankees would win the World Series during his 1951 rookie year, with a 4-2 series win over the Giants culminating on October 10.

•In 1952, Mantle replaced Joe DiMaggio as the Yankees’ everyday centerfielder. Mantle was selected to his first All-Star game for the season in which he batted .311, hit 23 homeruns and collected 87 RBI’s.

•On October 7, 1952, Mantle and the Yankees won the World Series, overcoming the Dodgers in a 7-game series. During the series Mantle hit three homeruns.

•In 1956, Mantle was awarded his first MVP for a season in which he batted an MLB-best .353, hit an MLB-best 52 homeruns, and collected an MLB-best 130 RBI’s. By leading the league in those three categories, Mantle was awarded the Triple Crown.

•On October 10, 1956, Mantle and the Yankees won the World Series, overcoming the Dodgers in a 7-game series. During the series Mantle batted .345 and hit two homeruns.

•In November 1957, Mantle was awarded his second MVP for a season in which he batted .365, hit 34 homeruns, and collected 94 RBI’s.

•During the 1960 season, Mantle batted .275, hit 40 homeruns, and collected 94 RBI’s. On October 13, Mantle and the Yankees lost the deciding seventh game in the World Series against the Pirates. During the series Mantle batted .400, hit three homeruns, and collected 11 RBI’s.

•In November 1962, Mantle was awarded his third MVP for a season in which he batted .321, hit 30 homeruns, and collected 89 RBI’s.

•On September 28, 1968 Mickey Mantle played his final game in a 4-3 win against the Red Sox at Fenway Park.

•On March 1, 1969 Mantle announced his retirement: “I’m not going to play baseball anymore…That’s all I know. I can’t play anymore. I don’t hit the ball when I need to, I can’t steal when I need to. I can’t score from second when I need to.”

•Mantle was known for his good looks and became “everyone's idea of what a great baseball player should look and sound like.” After his baseball career Mantle continued to occupy the spotlight, drawing crowds for autograph signings and appearing on TV talk shows. Eventually, his “taste for high living and good liquor” turned into chronic alcoholism.

•On January 16, 1974 Mantle was voted into the Baseball Hall of Fame.

•Mickey Mantle died on August 13, 1995 in Dallas, Texas.

•In their Mantle obituary, headlined “Mickey Mantle, Great Yankee Slugger, Dies at 63,” the New York Times called him “the most powerful switch-hitter in baseball history,” and “the successor to Babe Ruth and Joe DiMaggio as the symbol of the long reign of the New York Yankees…”

•Mantle said he was “bred to play baseball.”

•Shortly before his death, Mantle spoke at a news conference, referring to his alcoholism and saying: "Don't be like me. God gave me a body and the ability to play baseball. I had everything and I just . . ."

•The Underlying Asset has been authenticated by Memorabilia Evaluation and Research Services (MEARS) and issued a grade of A10 with certification number 317599.

Notable Features

•The Underlying Asset is a 1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10.

•The Underlying Asset has been given an authenticity grade of A10 by MEARS, the highest grade issued by MEARS, which indicates that the item “must be complete, unaltered, all original, and show optimal wear while remaining in the same condition as last worn by player.”

•The Underlying Asset is signed and inscribed by Mickey Mantle.

•The Underlying Asset features the team city “NEW YORK” radially arched over the front in navy blue and features the player number “7” in navy blue sewn into the back.

•The Underlying Asset has a Wilson manufacturer size 44 tag sewn into it with cleaning instructions, in addition to “Mantle 1960” sewn above.

Notable Defects

•The Underlying Asset’s condition is consistent with that of its authenticity grade from MEARS.

Details

Series 1960 Mickey Mantle Signed Jersey
Sport	Baseball
Professional League	MLB
Player/Number	Mickey Mantle / 7
Team	New York Yankees
Year	1960
Memorabilia Type	Game-Worn and Signed Jersey
Manufacturer	Wilson
Model	New York Yankees Road Jersey
Primary Color (Jersey)	Grey
Secondary Color (Jersey)	Navy Blue
Size (Jersey)	44
Signature	“Mickey Mantle”
Inscribed	Yes
Authentication	MEARS
Grade	A10
Certification No.	317599

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1960 Mickey Mantle Signed Jersey going forward.

USE OF PROCEEDS – SERIES #DIMAGGIO3

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #DIMAGGIO3 Asset Cost (1)	$190,000	42.22%
	Interests issued to Asset Seller as part of total consideration (1)	$225,000	50.00%
	Cash on Series Balance Sheet	$300	0.07%
	Brokerage Fee	$4,500	1.00%
	Offering Expenses (2)	$3,375	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.02%
	Marketing Materials	$200	0.04%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$26,525	5.89%
	Total Fees and Expenses	$34,700	7.71%
	Total Proceeds	$450,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.198 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$25,000
Installment 1 Amount	$165,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$225,000
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1950 DIMAGGIO JERSEY

Investment Overview

•Upon completion of the Series #DIMAGGIO3 Offering, Series #DIMAGGIO3 will purchase a 1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10 as the Underlying Asset for Series #DIMAGGIO3 (The “Series 1950 DiMaggio Jersey” or the “Underlying Asset” with respect to Series #DIMAGGIO3, as applicable), the specifications of which are set forth below.

•Joseph DiMaggio was a Hall of Fame professional baseball player who played 13 seasons in the MLB for the New York Yankees. DiMaggio was a three-time MVP, 13-time All-Star, and won nine World Series Championships over the course of his career.

•In addition to his fame as a professional athlete, DiMaggio was considered a “cultural icon,” known for his marriage to Marilyn Monroe and the “pride and courtliness with which he carried himself throughout his life.”

•The Underlying Asset is a 1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10.

Asset Description

Overview & Authentication

•Joe DiMaggio was born on November 25, 1914 in Martinez, California.

•In 1933, at age 18, DiMaggio played his first professional season for his hometown San Francisco Seals of the Pacific Coast League. DiMaggio batted .340, with 28 homeruns in 187 games, and set a Pacific Coast League record by accumulating a 61-game hit streak. His streak was broken on July 27, when DiMaggio had the game-winning RBI with a sacrifice fly.

•DiMaggio played his first MLB game on May 3, 1936 for the Yankees, collecting three hits.

•DiMaggio and the Yankees would win the World Series during his 1936 rookie year, in a 4-2 series win over the Giants culminating on October 6. DiMaggio hit .346 in the 1936 World Series.

•In October 1939, DiMaggio was awarded his first MVP for a season in which he batted an MLB-best .381, hit 30 homeruns, and tallied 126 RBI’s.

•On October 4, 1939, DiMaggio and the Yankees won their fourth consecutive World Series, sweeping the Reds 4-0.

•In November 1941, DiMaggio was awarded his second MVP for a season in which he batted .357, hit 30 homeruns, and collected an MLB-best 125 RBI’s.

•During the 1941 season, DiMaggio set an MLB-record 56-game hitting streak, which started on May 15 and ended on July 17. This record is often referred to as one of the most unbreakable records in sports.

•In February 1943 during World War Two, DiMaggio enrolled in the US army during the prime of his career, returning for the 1946 season at age 31, having missed three seasons.

•The New York Daily News ran the headline “DIMAG TO JOIN ARMY” on February 17, 1943.

•In November 1947, DiMaggio was awarded his third MVP for a season in which he batted .315, hit 20 homeruns, and collected 97 RBI’s.

•During the 1950 season, DiMaggio batted .301, hit 32 homeruns and recorded 122 RBI’s.

•During the 1951 season, DiMaggio batted .263, hit 12 homeruns and recorded 71 RBI’s.

•DiMaggio and the Yankees won their third consecutive World Series (DiMaggio’s ninth) on October 10, 1951 with a 4-2 series win over the Giants.

•On December 11, 1951 DiMaggio announced his retirement: “When baseball is no longer fun, it’s no longer a game. And so, I’ve played my last game of ball.”

•On January 14, 1954 DiMaggio married Marilyn Monroe. The pair would divorce in October 1954 after just 274 days.

•On July 1, 1966 Gay Talese, a writer famous for pioneering a style of literary journalism known as “New Journalism” in the 1960s, published a DiMaggio profile titled “The Silent Season of a Hero” in Esquire Magazine. The profile depicts DiMaggio as a morose man at a stage in his life after he has left the spotlight (and after the death of his ex-wife Monroe).

•“The Silent Season of a Hero” was published just months after Talese’s other most famous work, “Frank Sinatra Has a Cold,” inviting comparison between the two cultural figures who both appeared to be past their prime.

•At the beginning of “The Silent Season of a Hero” Talese inserted a quote from Ernest Hemingway’s 1952 novel “The Old Man and the Sea”: "I would like to take the great DiMaggio fishing," the old man said. "They say his father was a fisherman. Maybe he was as poor as we are and would understand." Hemingway’s characters discuss DiMaggio throughout the book.

•“The Graduate” was released in theatres in December 1967, featuring a soundtrack by Simon & Garfunkel, including “Mrs. Robinson,” which contains the lyrics: “Where have you gone, Joe DiMaggio? A nation turns its lonely eyes to you.”

•On July 26, 1955 DiMaggio was inducted into the Baseball Hall of Fame.

•Joe DiMaggio died on March 8, 1999 in Hollywood, Florida.

•On March 9, 1999 Paul Simon published an Op-Ed in the New York Times titled “The Silent Superstar.” Simon reflected on his inclusion of DiMaggio in his son “Mrs. Robinson,” recounting a question asked of him by DiMaggio after the song’s release and rise to No. 1 on the charts: “What I don't understand," he said, "is why you ask where I've gone. I just did a Mr. Coffee commercial, I'm a spokesman for the Bowery Savings Bank and I haven't gone anywhere." Simon responded that he “didn't mean the lines literally, that [he] thought of him as an American hero and that genuine heroes were in short supply.” Simon goes on to write about whether or not that was true, and the ways in which DiMaggio symbolized America.

•The Underlying Asset has been authenticated by Sports Investors Authentication with certification number 210113M1.

•The Underlying Asset has been authenticated by Memorabilia Evaluation and Research Services (MEARS) and issued a grade of A10 with certification number 317600.

Notable Features

•The Underlying Asset is a 1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10.

•The Underlying Asset is an A.J. Spalding & Bros. seven-button flannel gray New York Yankees road jersey issued to and worn by Jo DiMaggio during the 1950 and 1951 MLB season,” according to the Letter of Authenticity from Sports Investors Authentication.

•During this time period it was “typical” for Yankees players to “wear the same uniform in more than one season,” according to the Letter of Authenticity from Sports Investors Authentication.

•The Underlying Asset has been given an authenticity grade of A10 by MEARS, the highest grade issued by MEARS, which indicates that the item “must be complete, unaltered, all original, and show optimal wear while remaining in the same condition as last worn by player.”

•The Underlying Asset has been authenticated by Sports Investors Authentication, providing the opinion that The Underlying Asset is “genuine and was worn by Joe DiMaggio during the 1950 and 1951 MLB season.”

•The Underlying Asset features the team city “NEW YORK” radially arched over the front in navy blue wool felt and features the player number “5” in navy blue felt sewn into the back.

•The Underlying Asset has a Spaulding manufacturer size 44 tag sewn into the inside of the back collar in addition to “J DiMaggio 50” hand-embroidered in navy blue chain-stitching.

Notable Defects

•The Underlying Asset’s condition is consistent with that of its authenticity grade from MEARS and Sports Investors Authentication.

Details

Series 1950 DiMaggio Jersey
Sport	Baseball
Professional League	MLB
Player/Number	Joe DiMaggio / 5
Team	New York Yankees
Year	1950-51
Memorabilia Type	Game-Worn Jersey
Manufacturer	Spaulding
Model	New York Yankees Road Jersey
Primary Color (Jersey)	Grey
Secondary Color (Jersey)	Navy Blue
Size (Jersey)	44
Authentication	MEARS
Grade (MEARS)	A10
Certification No. (MEARS)	317600
Authentication	Sports Investors Authentication
Certification No. (SIA)	210113M1
Grade (SIA)	Authentic

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1950 DiMaggio Jersey going forward.

USE OF PROCEEDS – SERIES #NICKLAUS1

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #NICKLAUS1 Asset Cost (1)	$34,499	86.25%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.75%
	Brokerage Fee	$400	1.00%
	Offering Expenses (2)	$500	1.25%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.25%
	Marketing Materials	$200	0.50%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$4,001	10.00%
	Total Fees and Expenses	$5,201	13.00%
	Total Proceeds	$40,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.199 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$34,499
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1973 JACK NICKLAUS ROOKIE CARD

Investment Overview

•Upon completion of the Series #73NIKLAUS Offering, Series #73NIKLAUS will purchase a 1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10 as the Underlying Asset for Series #73NIKLAUS (The “Series 1973 Jack Nicklaus Rookie Card” or the “Underlying Asset” with respect to Series #73NIKLAUS, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Jack Nicklaus was a Hall of Fame professional golfer who won 73 PGA Tour Tournaments and 18 Professional Majors over his career spanning from 1962-2003.

•The Underlying Asset is a 1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10.

Asset Description

Overview & Authentication

•Jack Nicklaus was born on January 21, 1940 in Columbus, Ohio.

•On September 19, 1959 Nicklaus won the U.S. Amateur Golf Championship.

•Nicklaus played his first professional round at in Los Angeles Open at Rancho Park Golf Course in January 1962. The Associated Press reported “The National Amateur Champion, Jack Nicklaus, playing in his first professional tournament as a pro had a tough time.  He ran into putting jitters and came in with a 74.” Nicklaus was named 1962 Rookie of the Year.

•Nicklaus won his first Major Tournament on June 17, 1962 at the U.S. Open. He beat Arnold Palmer in a Playoff at Palmer’s “home course.”

•In just his second professional appearance in the Master Tournament at Augusta National Golf Club on April 7, 1963 Nicklaus won by a single stroke.

•On April 11, 1965 Nicklaus won his second Masters by nine strokes.

•On April 11, 1966 Nicklaus won his third Masters and became the first to ever win consecutive Masters Tournaments, winning in a three-way play-off.

•On July 6, 1966 Nicklaus completed the “Grand Slam” (winning all four Majors), winning the Open Championship in Muirfield Scotland.

•In February 1971, Nicklaus became the first player to ever win a second career Grand Slam, winning the PGA Championship.

•On July 15, 1978, Nicklaus became the first player to ever win a third career Grand Slam, winning the The Open Championship. The only other player to accomplish this feat since is Tiger Woods.

•In April 1986 Nicklaus won his 18th and final Major Championship, winning the Masters at age 46.

•In December 1999, Sports Illustrated named Nicklaus the Individual Male Athlete of the Century.

•Nicklaus was known by the nickname “Golden Bear.”

•Nicklaus won the most Majors of all-time (18).

•In 1973, Panini released their 1973 Campioni Dello Sport set, featuring a multi-sport array of 400 cards.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with certification number 20243454.

Notable Features

•The Underlying Asset is a 1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10.

•The Underlying Asset is 1 of 4 1973 Panini #375 Jack Nicklaus Rookie Cards graded PSA GEM MT 10, with none graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1973 Jack Nicklaus Rookie Card
Sport	Golf
Professional League	PGA
Player	Jack Nicklaus
Year / Season	1973
Memorabilia Type	Trading Card
Manufacturer	Panini
Rarity	1 of 4 (PSA 10)
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	20243454

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1973 Jack Nicklaus Rookie Card going forward.

USE OF PROCEEDS – SERIES #58PELE3

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #58PELE3 Asset Cost (1)	$180,000	80.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.13%
	Brokerage Fee	$2,250	1.00%
	Offering Expenses (2)	$1,688	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$778	0.35%
	Marketing Materials	$200	0.09%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$39,785	17.68%
	Total Fees and Expenses	$44,700	19.87%
	Total Proceeds	$225,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.200 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$180,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$978

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1958 QUIGOL PELé ROOKIE CARD

Investment Overview

•Upon completion of the Series #58PELE3 Offering, Series #58PELE3 will purchase a 1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8 as the Underlying Asset for Series #58PELE3 (The “Series 1958 Quigol Pelé Rookie Card” or the “Underlying Asset” with respect to Series #58PELE3, as applicable), the specifications of which are set forth below.

•The 1958-59 Tupinamba Ltda. Colecao Quigol set was printed in Brazil and exists in limited quantities today, with only 86 cards from the set in total in the PSA population.

•Pelé was a Brazilian professional soccer player who is often considered one of the greatest players of all time.

•The Underlying Asset is a 1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM-MT 8.

Asset Description

Overview & Authentication

•Edson Arantes do Nascimento was born on October 23, 1940 in Três Corações, Brazil. He would go on to be nicknamed Pelé, and the name would stick.

•Pelé played in four World Cups for the Brazilian National Team and was a member of three winning teams in 1958, 1962, and 1970.

•While it is difficult to place an exact number on the number of goals scored by Pelé over the course of his 22-year career due to differing standards and leagues, most reports have him scoring over 1,000.

•At 17-years-old, Pelé debuted at the 1958 World Cup in Stockholm.

•The 1958 World Cup was the first internationally telvised World Cup.

•Pelé sat out the first two games of the tournament and only appeared for the first time in Brazil’s final group game against the Soviet Union. He scored his first goal in the quarterfinals against Wales. In the semifinal against France, Pelé scored a hat trick (3 goals). He would score again in the victorious finals match, bringing his tournament total to 6. This was the first World Cup Brazil had ever won and Pelé was the youngest ever World Cup-winner.

•The International Olympics Committee (IOC) named Pelé “Athlete of the Century” in 1999.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA NM-MT 8 with certification number 24396845.

Notable Features

•The Underlying Asset is a 1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM-MT 8.

•The Underlying Asset is 1 of 3 graded PSA NM-MT 8 with none graded higher.

•PSA has graded a total of 47 examples of the 1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1958 Quigol Pelé Rookie Card
Sport	Soccer
Professional League	FIFA
Player	Pelé
Team	Brazil
Year / Season	1958
Memorabilia Type	Trading Card
Manufacturer	Tupinamba Ltda.
Rarity	1 of 3 (PSA 8)
Number in Set	109
Authentication	Professional Sports Authenticator (PSA)
Grade	8
Certification No.	24396845

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1958 Quigol Pelé Rookie Card going forward

USE OF PROCEEDS – SERIES #09CURRY2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #09CURRY2 Asset Cost (1)	$451,200	85.94%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.06%
	Brokerage Fee	$5,250	1.00%
	Offering Expenses (2)	$3,938	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,949	0.37%
	Marketing Materials	$200	0.04%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$62,163	11.84%
	Total Fees and Expenses	$73,500	14.00%
	Total Proceeds	$525,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.201 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$451,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$2,149

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2009 NATIONAL TREASURES CURRY ROOKIE CARD

Investment Overview

•Upon completion of the Series #09CURRY Offering, Series #09CURRY will purchase a 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5 as the Underlying Asset for Series #09CURRY (The “Series 2009 National Treasures Curry Rookie Card” or the “Underlying Asset” with respect to Series #09CURRY, as applicable), the specifications of which are set forth below.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•Stephen Curry debuted with the Golden State Warriors in the 2009-10 season and has played all 11 seasons of his ongoing career with the team, over which time he has won two MVP awards and three NBA Championships.

•The Underlying Asset is a 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5.

Asset Description

Overview & Authentication

•Stephen Curry was born on March 14, 1998 in Akron, Ohio. His father, Dell Curry, is a former professional basketball player.

•During the 2009-10 season, Curry’s rookie year, he averaged 17.5 points, 5.9 assists, and 4.5 rebounds per game, and was named to the All-Rookie First Team.

•Curry has been selected to six NBA All-Star Games, was awarded consecutive MVP Awards for the 2014-15 and 2015-16 seasons, and as of December 2020 is third on the all-time 3-point Field Goal list (first among active players).

•In June 2020, CBS Sports named Stephen Curry the Top Shooter in NBA History, writing “This is not even a debate.”

•Curry was a part of a Warriors dynasty that included three championships and a record-setting 73-9 2015-16 regular season.

•Panini’s National Treasures series is a yearly premium release that features autographed and memorabilia cards.

•The Underlying Asset has been issued a grade of GEM MINT 9.5 by Beckett Grading Services (BGS) with certification number 0007227318.

Notable Features

•The Underlying Asset is a 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9.5, Corners: 9.5, Edges: 9.5, Surface: 9.0, Autograph: 10.

•The Underlying Asset is 1 of 52 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Cards graded BGS 9.5 with two graded higher.

•The Underlying Asset is 1 of 99 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Cards printed total.

•The Underlying Asset features an autograph from Stephen Curry, which received a perfect grade of 10 from BGS.

•The Underlying Asset features a game-worn jersey insert.

•There have been 108 2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Cards graded by BGS.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2009 National Treasures Curry Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Stephen Curry / 30
Team	Golden State Warriors
Year / Season	2009-10
Memorabilia Type	Trading Card
Manufacturer	Panini
Rarity	1 of 52 (BGS 9.5)
Number in Set	#206
Signature	“Stephen Curry”
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	9.5
Grade (Corners)	9.5
Grade (Edges)	9.5
Grade (Surface)	9
Grade (Autograph)	10
Certification No.	0007227318

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2009 National Treasures Curry Rookie Card going forward.

USE OF PROCEEDS – SERIES #96KOBE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #96KOBE Asset Cost (1)	$67,200	87.27%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.39%
	Brokerage Fee	$770	1.00%
	Offering Expenses (2)	$578	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$290	0.38%
	Marketing Materials	$200	0.26%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$7,662	9.95%
	Total Fees and Expenses	$9,500	12.34%
	Total Proceeds	$77,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.202 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$67,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$490

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1996 FINEST REFRACTORS KOBE ROOKIE CARD

Investment Overview

•Upon completion of the Series #96KOBE Offering, Series #96KOBE will purchase a 1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5 as the Underlying Asset for Series #96KOBE (The “Series 1996 Finest Refractors Kobe Rookie Card” or the “Underlying Asset” with respect to Series #96KOBE, as applicable), the specifications of which are set forth below.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•Kobe Bryant was a professional basketball player who won five NBA championships, an NBA Most Valuable Player (MVP) award, two NBA Finals MVP awards, and two Olympic gold medals.

•The Underlying Asset is a 1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5.

Asset Description

Overview & Authentication

•Kobe Bryant was born on August 23, 1978 in Philadelphia, Pennsylvania.

•Kobe Bryant was drafted 13th overall in the first round of the 1996 NBA Draft by the Charlotte Hornets and was immediately traded to the Los Angeles Lakers.

•Bryant made his NBA Debut November 3, 1996. Over his 20-year career he was named to 18 All-Star Teams, 15 All-NBA Teams, and 12 All-Defensive Teams. He was a 2-time Scoring Champion, 1-time MVP, and the winner of 5 NBA Finals, as well as 2-time NBA Finals MVP. He is a member of the NBA Hall of Fame.

•During Bryant’s rookie season, at age 18, he played in 71 games, starting six. He averaged 7.6 points, 1.3 assists, and 1.9 rebounds.

•Bryant was one of the most iconic faces of the NBA for the length of his career, playing in Los Angeles for the Lakers, one of the NBA’s most storied franchises.

•After Bryant retired in 2016, he launched a successful writing career, penning his autobiography and opening a multimedia content company to publish a children’s fantasy book series. In addition, he won an Oscar for “Dear Basketball.”

•Bryant’s life ended tragically during a 2020 helicopter crash which also took the lives of his daughter Gianna and seven other passengers en route to the Mamba Sports Academy in Thousand Oaks, California.

•The New York Times’ Marc Stein wrote that Bryant left behind a ‘Brilliant and Complicated Legacy’.

•The 1996-97 Topps Finest Basketball set came in two series, the first consisting of cards numbered 1-146 and the second consisting of cards numbered 147-291.

•The 1996-97 Topps Finest Basketball set featured Gold Refractor parallels, estimated to be issued in 1 in 288 packs.

•According to Cardboard Connection, the 1996-97 Topps Finest Basketball set came with a “clear film intended to help protect card surfaces… when sending the cards in to be graded, they will look at the surface. If the protector shows scratches, this will lower the final grade, even if the card underneath has a perfect surface.”

•The Underlying Asset has been authenticated by Beckett Grading Services (BGS) and issued a grade of BGS GEM MINT 9.5 with certification number 0012658208.

Notable Features

•The Underlying Asset is a 1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9, Corners: 10, Edges: 9.5, Surface: 9.5.

•The Underlying Asset is 1 of 42 1996 Finest Refractors #269 Gold Kobe Bryant Rookie Cards graded BGS 9.5, with five graded higher.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from BGS.

Details

Series 1996 Finest Refractors Kobe Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Kobe Bryant / 8
Team	Los Angeles Lakers
Year / Season	1996-97
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 42 (BGS 9.5)
Number in Set	269
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	9
Grade (Corners)	10
Grade (Edges)	9.5
Grade (Surface)	9.5
Certification No.	0012658208

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1996 Finest Refractors Kobe Rookie Card going forward.

USE OF PROCEEDS – SERIES #68RYAN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #68RYAN Asset Cost (1)	$60,000	85.71%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.43%
	Brokerage Fee	$700	1.00%
	Offering Expenses (2)	$525	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$173	0.25%
	Marketing Materials	$200	0.29%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$8,102	11.57%
	Total Fees and Expenses	$9,700	13.86%
	Total Proceeds	$70,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.203 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$60,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$373

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1968 TOPPS NOLAN RYAN ROOKIE CARD

Investment Overview

•Upon completion of the Series #68RYAN Offering, Series #68RYAN will purchase a 1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9 as the Underlying Asset for Series #68RYAN (The “Series 1968 Topps Nolan Ryan Rookie Card” or the “Underlying Asset” with respect to Series #68RYAN, as applicable), the specifications of which are set forth below.

•Nolan Ryan was an MLB Hall of Fame pitcher who played in 27 seasons from 1966-1993. Over that time Ryan was selected to eight All-Star Games, twice led the league in ERA, won a World Series, and retired with the all-time record for no-hitters (seven) and strikeouts (5,714).

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9.

Asset Description

Overview & Authentication

•Nolan Ryan was born on January 31, 1947 in Refugio, Texas.

•On June 10, 1965 Ryan pitched a no-hitter for the Alvin High School Yellow Jackets, striking out 12, and leading the team into the playoffs.

•Mets scout Red Murff is credited as the one who ‘discovered’ Ryan. He was told “There’s a pretty good arm at Alvin High School,” and went on to scout Ryan, lobbying the Mets to draft him. During Ryan’s junior season Murff wrote a report to the Mets: “This skinny, right-handed high school kid has the best arm I've ever seen in my life. I saw him pitch on a Saturday at high noon, and I saw Jim Maloney of the Cincinnati Reds and Turk Farrell pitch against each other in Houston on the Friday night before, and here it is high noon, and the life on this young man's fastball is faster than any one of those two great major leaguers."

•There is dispute over which round Ryan was drafted in during the 1965 MLB Amateur Draft in June, but he was taken in either the 10th or 12th round by the Mets.

•Ryan made his MLB debut on September 11, 1965. He pitched two innings, allowing a homerun and striking out three. He would only appear in one other game that season for the Mets, not exceeding his rookie status.

•Ryan’s rookie season came in 1968, posting a record of 6-9, an ERA of 3.09, and striking out 133 batters.

•In 1969, Ryan was a part of the “Miracle Mets,” who won the World Series on October 16, with Ryan recording one Save in the series.

•The Mets traded Ryan to the California Angels in December 1971. The New York Times began their writeup with the following: “The Mets finally gave up on Nolan Ryan's wandering fastball today.”

•In Ryan’s first season with the Angels in 1972 he would win 19 games, leading the league in strikeouts (329), and was voted to his first All-Star Game.

•Ryan played his final game on September 22, 1993 for the Texas Rangers, ending a 27-year career in which Ryan made 807 appearances and struck-out 5,714 batters playing for four different teams.

•In July 1999, Ryan was inducted into the baseball Hall of Fame.

•The 1968 Topps Baseball set featured 598 cards, with Rookie Cards “double printed,” including two players.

•The 1968 Topps #177 Nolan Ryan Rookie Card is a double print that also includes Mets rookie Jerry Koosman, who went on to play 19 seasons in the MLB, making two All-Star Games.

•The Underlying Asset has been issued a grade MINT 9 by Professional Sports Authenticators (PSA) with certification number 11958339.

Notable Features

•The Underlying Asset is a 1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9.

•The Underlying Asset is 1 of 65 1968 Topps #177 Nolan Ryan Rookie Cards Graded PSA MINT 9, with one graded higher.

•PSA has graded a total of 9,949 examples of the 1968 Topps #177 Nolan Ryan Rookie Card.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1968 Topps Nolan Ryan Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Nolan Ryan / 34
Team	New York Mets
Year / Season	1968
Memorabilia Type	Trading Card
Manufacturer	Topps
Rarity	1 of 65 (PSA 9)
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	11958339

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1968 Topps Nolan Ryan Rookie Card going forward.

USE OF PROCEEDS – SERIES #ROCKETBOX

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #ROCKETBOX Asset Cost (1)	$25,100	88.07%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.05%
	Brokerage Fee	$285	1.00%
	Offering Expenses (2)	$500	1.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.35%
	Marketing Materials	$200	0.70%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,015	7.07%
	Total Fees and Expenses	$3,100	10.88%
	Total Proceeds	$28,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.204 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	12/30/2020
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$25,100
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES POKEMON TEAM ROCKET BOOSTER BOX

Investment Overview

•Upon completion of the Series #ROCKETBOX Offering, Series #ROCKETBOX will purchase a 2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box as the Underlying Asset for Series #ROCKETBOX (The “Series Pokémon Team Rocket Booster Box” or the “Underlying Asset” with respect to Series #ROCKETBOX, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box published by Wizards of the Coast.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•The Pocket Monsters game was then released over the next two years internationally as Pokémon Red and Pokémon Blue. These were the first Pokémon video games released in the US.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•The Pokémon 1st Edition base set was released on January 9, 1999.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•Team Rocket is a team of characters in the Pokémon universe known for seeking out and exploiting Pokémon for nefarious purposes, including “stealing or capturing rare and strong Pokémon, and subsequently selling them,” as well as funding and conducting experimental research on Pokémon.

•Team Rocket, based in the Kanto and Johto region (with a small outpost in the Sevii Islands), have been the main villains in many of the most popular Pokémon video games, series, and manga.

•Team Rocket is the fifth main expansion of cards in the Pokémon Trading Card Game (TCG), and the fourth in Japan, featuring Generation I Pokémon (the 151 from the original Pokédex).

•In Japan, the expansion set was released as “Rocket Gang” on November 21, 1997.

•In the United States “Team Rocket” was released on April 23, 2000.

•Team Rocket introduced “Dark Pokémon,” with a brown and black artwork window, Evolution box, and Pokédex box.

•In Team Rocket, all evolved Pokémon become “Dark Pokémon” because of the evil nature of the organization.

•Compared with normal Pokémon, “Dark Pokémon” have a higher attack damage and lower HPs, “likely due to the highly offensive nature of the trainer.”

•Team Rocket introduced “secret cards,” which are assigned a collection number greater than the listed number of cards in the expansion.

•Team Rocket introduced Holofoil Trainer and Energy Cards.

Notable Features

•The Underlying Asset is a 2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box published by Wizards of the Coast.

•The Underlying Asset comes sealed in its original Wizards of the Coast shrink wrap.

•The Underlying Asset consists of 36 packs (396 total cards) of the 2000 Team Rocket 1st Edition expansion set.

•The Underlying Asset features the following blurb on the back of the box: “Team Rocket's on the Loose! The number of criminal incidents involving Pokémon has been on the rise. Some suggest it may have something to do with the rash of Pokémon kidnappings that have been occurring recently. Pokémon breeders believe that to properly raise and evolve a Pokémon, you have to treat it with love and attention. But what happens if a Pokémon isn't treated properly? Will it evolve differently? What's the secret behind this new threat to Pokémon and their trainers?”

Notable Defects

•The Underlying Asset shows signs of wear consistent with age.

Details

Series Pokémon Team Rocket Booster Box
Name	Pokémon Trading Card Game
Publisher	Wizards of the Coast
Year	2000
Issue	Team Rocket Booster Box
Total Cards	396
Memorabilia Type	Trading Card Box
Condition	Sealed

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Pokémon Team Rocket Booster Box going forward.

USE OF PROCEEDS – SERIES #95TOPSUN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #95TOPSUN Asset Cost (1)	$50,000	83.33%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.50%
	Brokerage Fee	$600	1.00%
	Offering Expenses (2)	$500	0.83%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.17%
	Marketing Materials	$200	0.33%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$8,300	13.83%
	Total Fees and Expenses	$9,700	16.17%
	Total Proceeds	$60,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.205 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/8/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$50,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1995 TOPSUN BOOSTER BOX

Investment Overview

•Upon completion of the Series #95TOPSUN Offering, Series #95TOPSUN will purchase a 1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A as the Underlying Asset for Series #95TOPSUN (The “Series 1995 Topsun Booster Box” or the “Underlying Asset” with respect to Series #95TOPSUN, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•The Pocket Monsters game was then released over the next two years internationally as Pokémon Red and Pokémon Blue. These were the first Pokémon video games released in the US.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•Though the Japanese Topsun Pokémon set cards contain a copyright year of 1995 on them, they are believed to be released in March 1997 by Top-Seika, though it is not confirmed.

•Top-Seika is a Japanese candy company established in Osaka Prefecture on March 3, 1956.

•Top-Seika released the Topsun cards in packs containing two Pokémon cards per pack as well as a stick of gum.

•The Topsun set featured a variety of errors and misprints during its limited run, with rare variants that have “yet to be fully quantified, as there was no original Master Sheet detailing all of the existing cards.”

•The set contains cards with blue and green backs, in addition to classic foil cards, completely randomized, “so every box could contain incredibly valuable and sought-after cards that have remained hidden from the marketplace for the past 25 years.”

•The Pokémon 1st Edition base set was released on January 9, 1999.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•In the United States “Team Rocket” was released on April 23, 2000.

Notable Features

•The Underlying Asset is a 1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A.

•The Underlying Asset contains 20 sealed Topsun gum packs with two Pokémon cards per pack and two sticks of gum.

Notable Defects

•The Underlying Asset shows signs of wear consistent with age.

Details

Series 1995 Topsun Booster Box
Name	Pokémon Trading Card Game
Publisher	Top-Seika
Year	1997
Issue	Topsun Booster Box
Total Cards	40
Memorabilia Type	Trading Card Box
Condition	Sealed

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1995 Topsun Booster Box going forward.

USE OF PROCEEDS – SERIES #99CHARZRD

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #99CHARZRD Asset Cost (1)	$300,000	85.71%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.09%
	Brokerage Fee	$3,500	1.00%
	Offering Expenses (2)	$2,625	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$550	0.16%
	Marketing Materials	$200	0.06%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$42,825	12.24%
	Total Fees and Expenses	$49,700	14.20%
	Total Proceeds	$350,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.206 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$300,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$750

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1999 POKéMON CHARIZARD HOLOGRAM

Investment Overview

•Upon completion of the Series #99CHARZRD Offering, Series #99CHARZRD will purchase a 1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10 as the Underlying Asset for Series #99CHARZRD (The “Series 1999 Pokémon Charizard Hologram” or the “Underlying Asset” with respect to Series #99CHARZRD, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•Charizard is a dual-type Fire/Flying Pokémon that evolves from Charmeleon and is the final form of Charmander.

•In order to complete the original Pokédex, the 151 first generation Pokémon, collectors need the 1999 Base, Jungle, and Fossil sets.

•The 102-card 1999 1st Edition Base Set was published by Wizards of the Coast (WOTC) and released on January 9, 1999 in the U.S., the first Pokémon set released widely to the American audience.

•Due to WOTC’s headquarters location in Renton, Washington, it has been suggested that “the bulk of the 1st Edition cards were distributed on the U.S. West Coast.”

•The exact number of 1st Edition cards printed is unknown, but it is estimated that less than 10,000 of each card were produced.

•1st Edition cards were available in 11-card booster packs, each containing seven common cards (including two Basic Energy cards), three uncommon cards, and one rare card. Holographic cards were found in approximately one in every three packs.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA GEM MT 10 with certification number 23075046

Notable Features

•The Underlying Asset is a 1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10.

•The Underlying Asset is 1 of 121 examples graded PSA GEM MT 10, with none graded higher.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1999 Pokémon Charizard Hologram
Name	Pokémon Trading Card Game
Set	1st Edition Base Set
Variety	Charizard Holo
Number in Set	#4
Year	1999
Memorabilia Type	Trading Card
Rarity	1 of 121 (PSA 10)
Authentication	Professional Sports Authenticator (PSA)
Grade	10
Certification No.	23075046

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1999 Pokémon Charizard Hologram going forward.

USE OF PROCEEDS – SERIES #POKEDEMO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #POKEDEMO Asset Cost (1)	$26,400	88.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.00%
	Brokerage Fee	$300	1.00%
	Offering Expenses (2)	$500	1.67%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.33%
	Marketing Materials	$200	0.67%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$2,200	7.33%
	Total Fees and Expenses	$3,300	11.00%
	Total Proceeds	$30,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.207 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$26,400
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1998 POKéMON DEMO GAME

Investment Overview

•Upon completion of the Series #POKEDEMO Offering, Series #POKEDEMO will purchase a 1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10 as the Underlying Asset for Series #POKEDEMO (The “Series 1998 Pokémon Demo Game” or the “Underlying Asset” with respect to Series #POKEDEMO, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•In order to complete the original Pokédex, the 151 first generation Pokémon, collectors need the 1999 Base, Jungle, and Fossil sets.

•The 102-card 1999 1st Edition Base Set was published by Wizards of the Coast (WOTC) and released on January 9, 1999 in the U.S., the first Pokémon set released to the American audience.

•The 1998 Pokémon Demo Game was released before the 1st Edition Base set and served as an introduction to American audiences, including an instruction guide manual to explain the rules of how to play the TCG.

•The 1998 Pokémon Demo Game came in a plastic pack which contained 24 Base Set shadowless cards in addition to the instruction manual.

•WOTC issued the Demo Game in December 1998 to select retailers and at “Magic: The Gathering” trading card shows, with the remaining packs given to guests and vendors at the annual E3 (Electronic Entertainment Expo) held in May 1999.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA GEM MT 10 with certification number 46100608.

Notable Features

•The Underlying Asset is a 1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10.

•The Underlying Asset is 1 of 37 examples graded PSA GEM MT 10, with none graded higher.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 1998 Pokémon Demo Game
Name	Pokémon Trading Card Game
Set	Demo Game
Year	1998
Memorabilia Type	Trading Card Pack
Rarity	1 of 37 (PSA 10)
Authentication	Professional Sports Authenticator (PSA)
Grade	10
Certification No.	46100608

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1998 Pokémon Demo Game going forward.

USE OF PROCEEDS – SERIES #POKELUGIA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #POKELUGIA Asset Cost (1)	$95,000	86.36%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.27%
	Brokerage Fee	$1,100	1.00%
	Offering Expenses (2)	$825	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.09%
	Marketing Materials	$200	0.18%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$12,475	11.34%
	Total Fees and Expenses	$14,700	13.36%
	Total Proceeds	$110,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.208 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/26/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$95,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2000 POKéMON NEO GENESIS HOLO LUGIA

Investment Overview

•Upon completion of the Series #POKELUGIA Offering, Series #POKELUGIA will purchase a 2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10 as the Underlying Asset for Series #POKELUGIA (The “Series 2000 Pokémon Neo Genesis Holo Lugia” or the “Underlying Asset” with respect to Series #POKELUGIA, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•The Pokémon 1st Edition base set was released on January 9, 1999.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•The Neo Genesis 1st Edition set was released on December 16, 2000 and was the first TCG set to introduce the second generation of Pokémon.

•The Neo Genesis 1st Edition set consists of 111 cards. Numbered 1-19 are the “Holographic” (most rare) cards. Numbered 20-25, 83-90, and 104-105, are the “Rare” cards. Numbered 26-52 and 91-98 are the “Uncommon” cards. Numbered 53-82 and 99-103 are the “Common” cards. Numbered 106-11 are the “Energy” cards.

•The Neo Genesis 1st Edition set was available in 11-card booster packs, each consisting of seven Common cards, three Uncommon cards, and one Rare card. Approximately one in every three pack contained a Holographic card.

•The Neo Genesis 1st Edition set was the first Pokémon set to include Baby Pokémon cards, which are in the lowest stage of the Pokémon evolution cycle and cannot breed.

•The Neo Genesis 1st Edition set was the first Pokémon set to include Dark and Steel type Pokémon.

•The Neo Genesis 1st Edition set symbol, which can be found beneath the bottom-right corner of the artwork, is two overlapping stars.

•The Neo Genesis 1st Edition set contains the “Rookie Cards” (first introduction) of Pokémon characters such as Lugia, Typhlosion, Feraligatr, and Meganium.

•Lugia is a dual-type Psychic/Flying Legendary Pokémon and is not known to evolve intro or from any other Pokémon. Lugia is part dragon and part bird.

•Legendary Pokémon are rare and powerful Pokémon which are often the subject of legends and myths in the Pokémon canon.

•According to PSA’s profile on the Neo Genesis 1st Edition set, “The Lugia (#9) is the most coveted holo card.”

•Lugia was the mascot of the Pokémon Silver video game released in October 2000.

•Lugia was a prominent component of “Pokémon the Movie 2000,” which was released in the United states in July 2000.

•The Underlying Asset has been authenticated by Professional Sports Authenticator (PSA) and issued a grade of PSA GEM MT 10 with certification number 25906288.

Notable Features

•The Underlying Asset is a 2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10.

•The Underlying Asset is 1 of 42 examples graded PSA GEM MT 10, with none graded higher.

•The Underlying Asset features text at the bottom that reads: “It is said that it quietly spends its time deep at the bottom of the seas, because its powers are too strong.”

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from PSA.

Details

Series 2000 Pokémon Neo Genesis Holo Lugia
Name	Pokémon Trading Card Game
Set	Neo Genesis 1st Edition
Variety	Lugia Holo
Number in Set	9
Year	2000
Memorabilia Type	Trading Card
Rarity	1 of 42 (PSA 10)
Authentication	Professional Sports Authenticator (PSA)
Grade	10
Certification No.	25906288

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2000 Pokémon Neo Genesis Holo Lugia going forward.

USE OF PROCEEDS – SERIES #POKEMON2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #POKEMON2 Asset Cost (1)	$375,000	90.36%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.07%
	Brokerage Fee	$4,150	1.00%
	Offering Expenses (2)	$3,113	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.02%
	Marketing Materials	$200	0.05%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$32,138	7.74%
	Total Fees and Expenses	$39,700	9.57%
	Total Proceeds	$415,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.209 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/27/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$375,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1999 POKÉMON 1ST EDITION BOOSTER BOX

Investment Overview

•Upon completion of the Series #POKEMON2 Offering, Series #POKEMON2 will purchase a 1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast as the Underlying Asset for Series #POKEMON2 (The “Series 1999 Pokémon 1st Edition Booster Box” or the “Underlying Asset” with respect to Series #POKEMON2, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•The Pocket Monsters game was then released over the next two years internationally as Pokémon Red and Pokémon Blue. These were the first Pokémon video games released in the US.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•In order to complete the original Pokédex, the 151 first generation Pokémon, collectors need the 1999 Base, Jungle, and Fossil sets.

•The 102-card 1999 1st Edition Base Set was published by Wizards of the Coast (WOTC) and released on January 9, 1999 in the U.S., the first Pokémon set released widely to the American audience.

•Due to WOTC’s headquarters location in Renton, Washington, it has been suggested that “the bulk of the 1st Edition cards were distributed on the U.S. West Coast.”

•The exact number of 1st Edition cards printed is unknown, but it is estimated that less than 10,000 of each card were produced.

•1st Edition cards were available in 11-card booster packs, each containing seven “Common” cards (including two “Basic Energy” cards), three “Uncommon” cards, and one “Rare” card. “Holographic” cards were found in approximately one in every three packs.

Notable Features

•The Underlying Asset is a 1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast.

•The Underlying Asset comes sealed in its original Wizards of the Coast shrink wrap.

•The Underlying Asset consists of 36 packs (396 total cards) of the 1999 Pokémon 1st Edition Base Set.

Notable Defects

•The Underlying Asset shows signs of wear consistent with age.

Details

Series 1999 Pokémon 1st Edition Booster Box
Name	Pokémon Trading Card Game
Publisher	Wizards of the Coast
Year	1999
Issue	1st Edition Base Set
Total Cards	396
Memorabilia Type	Trading Card Box
Condition	Sealed

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1999 Pokémon 1st Edition Booster Box going forward.

USE OF PROCEEDS – SERIES #NEOBOX

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #NEOBOX Asset Cost (1)	$40,133	89.18%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.67%
	Brokerage Fee	$450	1.00%
	Offering Expenses (2)	$500	1.11%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.22%
	Marketing Materials	$200	0.44%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,317	7.37%
	Total Fees and Expenses	$4,567	10.15%
	Total Proceeds	$45,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.210 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/27/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$40,133
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2000 POKéMON NEO GENESIS BOOSTER BOX

Investment Overview

•Upon completion of the Series #NEOBOX Offering, Series #NEOBOX will purchase a 2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box as the Underlying Asset for Series #NEOBOX (The “Series 2000 Pokémon Neo Genesis Booster Box” or the “Underlying Asset” with respect to Series #NEOBOX, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•The Pokémon 1st Edition base set was released on January 9, 1999.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•The Neo Genesis 1st Edition set was released on December 16, 2000 and was the first TCG set to introduce the second generation of Pokémon.

•The Neo Genesis 1st Edition set consists of 111 cards. Numbered 1-19 are the “Holographic” (most rare) cards. Numbered 20-25, 83-90, and 104-105, are the “Rare” cards. Numbered 26-52 and 91-98 are the “Uncommon” cards. Numbered 53-82 and 99-103 are the “Common” cards. Numbered 106-11 are the “Energy” cards.

•The Neo Genesis 1st Edition set was available in 11-card booster packs, each consisting of seven Common cards, three Uncommon cards, and one Rare card. Approximately one in every three pack contained a Holographic card.

•The Neo Genesis 1st Edition set was the first Pokémon set to include Baby Pokémon cards, which are in the lowest stage of the Pokémon evolution cycle and cannot breed.

•The Neo Genesis 1st Edition set was the first Pokémon set to include Dark and Steel type Pokémon.

•The Neo Genesis 1st Edition set symbol, which can be found beneath the bottom-right corner of the artwork, is two overlapping stars.

•The Neo Genesis 1st Edition set contains the “Rookie Cards” (first introduction) of Pokémon characters such as Lugia, Typhlosion, Feraligatr, and Meganium.

•“Neo Genesis” translates to “New Beginning,” as the set was a new beginning for the second phase of the TCG.

Notable Features

•The Underlying Asset is a 2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box.

•The Underlying Asset comes sealed in its original Wizards of the Coast shrink wrap.

•The Underlying Asset consists of 36 packs (396 total cards) of the 2000 Pokémon Neo Genesis 1st Edition Set.

Notable Defects

•The Underlying Asset shows signs of wear consistent with age.

Details

Series 2000 Pokémon Neo Genesis Booster Box
Name	Pokémon Trading Card Game
Publisher	Wizards of the Coast
Year	2000
Issue	Neo Genesis 1st Edition Set
Total Cards	396
Memorabilia Type	Trading Card Box
Condition	Sealed

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2000 Pokémon Neo Genesis Booster Box going forward.

USE OF PROCEEDS – SERIES #GYMBOX

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #GYMBOX Asset Cost (1)	$15,000	83.33%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	1.67%
	Brokerage Fee	$180	1.00%
	Offering Expenses (2)	$500	2.78%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$157	0.87%
	Marketing Materials	$200	1.11%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$1,663	9.24%
	Total Fees and Expenses	$2,700	15.00%
	Total Proceeds	$18,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.211 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/28/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$15,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$357

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2000 POKéMON GYM HEROES BOOSTER BOX

Investment Overview

•Upon completion of the Series #GYMBOX Offering, Series #GYMBOX will purchase a 2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box as the Underlying Asset for Series #GYMBOX (The “Series 2000 Pokémon Gym Heroes Booster Box” or the “Underlying Asset” with respect to Series #GYMBOX, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy, Game Boy Color, and Game Boy Advance. This was the first Pokémon video game.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

•The Japanese Base Set No Rarity was released on October 20, 1996.

•The Pokémon 1st Edition base set was released on January 9, 1999.

•The Pokémon Jungle 1st Edition set was released on June 16, 1999.

•The Pokémon Fossil 1st Edition set was released on October 10, 1999.

•The Neo Genesis 1st Edition set was released on December 16, 2000.

•The 2000 Pokémon Gym Heroes 1st Edition set was released on August 14, 2000.

•The Gym Heroes 1st Edition set consists of 132 cards. Numbered 1-19 are the “Holographic” (most rare) cards. Numbered 20-34 and 97-104, are the “Rare” cards. Numbered 35-60 and 105-120 are the “Uncommon” cards. Numbered 61-96 and 121-132 are the “Common” cards.

•The Gym Heroes 1st Edition set was available in 11-card booster packs, each consisting of seven Common cards, three Uncommon cards, and one Rare card. Approximately one in every three pack contained a Holographic card.

•At the time, the Gym Heroes 1st Edition set was the largest released by Wizards of the Coast.

•The Gym Heroes 1st Edition set was the first English Pokémon TCG set to diverge significantly from the Japanese version (Gym 1). According to PSA: “…the Japanese series contains 96 cards that focus exclusively on the four Kanto gym leaders: Brock, Misty, Lt. Surge, and Erika. Gym Heroes, meanwhile, boasts 36 more cards and includes singles that highlight more than just those gym leaders.”

•The Gym Heroes 1st Edition set was the first English Pokémon TCG set to use a different set symbol than the Japanese version, using an amphitheater beneath the lower-right corner of the artwork.

•Experts have suggested that few of the Gym Heroes 1st Edition set was produced than previous releases, as it came when the “Pokémon crazy had started to slow down.”

Notable Features

•The Underlying Asset is a 2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box.

•The Underlying Asset comes sealed in its original Wizards of the Coast shrink wrap.

•The Underlying Asset consists of 36 packs (396 total cards) of the 2000 Pokémon Gym Heroes 1st Edition Set.

Notable Defects

•The Underlying Asset shows signs of wear consistent with age.

Details

Series 2000 Pokémon Gym Heroes Booster Box
Name	Pokémon Trading Card Game
Publisher	Wizards of the Coast
Year	2000
Issue	Gym Heroes 1st Edition Set
Total Cards	396
Memorabilia Type	Trading Card Box
Condition	Sealed

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2000 Pokémon Gym Heroes Booster Box going forward.

USE OF PROCEEDS – SERIES #POKEYELOW

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #POKEYELOW Asset Cost (1)	$46,500	84.55%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.55%
	Brokerage Fee	$550	1.00%
	Offering Expenses (2)	$500	0.91%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.18%
	Marketing Materials	$200	0.36%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$6,850	12.45%
	Total Fees and Expenses	$8,200	14.91%
	Total Proceeds	$55,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.212 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/18/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$46,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1999 POKéMON YELLOW

Investment Overview

•Upon completion of the Series #POKEYELOW Offering, Series #POKEYELOW will purchase a 1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++ as the Underlying Asset for Series #POKEYELOW (The “Series 1998 Pokémon Blue Video Game” or the “Underlying Asset” with respect to Series #POKEYELOW, as applicable), the specifications of which are set forth below.

•Pokémon is a Japanese media brand that is managed by Nintendo and Game Freak and centers around creatures (Pokémon), which, in collaboration with their human trainers, learn to battle one another.

•Pokémon, which launched in 1996, has become one of the most valuable media franchises in the world with an estimated $95 billion in lifetime revenue split between video games, trading cards, TV Shows, movies, comic books, and licensed merchandise.

•The Underlying Asset is a 1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++.

Asset Description

Overview & Authentication

•On February 27, 1996, Nintendo released the Game Freak developed game “Pocket Monsters: Red and Green” for the Game Boy. It was then released over the next two years internationally as Pokémon Red and Pokémon Blue. These were the first Pokémon video games released in the US.

•Pokémon Red and Pokémon Blue were identical, with the same game design, with the only difference being that some Pokémon only appear in Blue and some only in Red, requiring players to have both games in order to collect all 150 Pokémon.

•Pokémon Yellow was released in October 1999 in the U.S., having already been released in September 1998 in Japan.

•Pokémon Yellow was a “Special Pikachu Edition,” featuring the Pokémon on the cover and uses Pikachu as the “starter Pokémon”.

•Pikachu is the mascot of the Pokémon franchise and arguably the most recognizable of any of the Pokémon characters.

•Before Pokémon Yellow, Pikachu was not an important character, but after starring in Pokémon Yellow, went “on to great success for the company, and even has a balloon in the Macy’s Thanksgiving Day Parade.”

•Pikachu has had multiple balloons in the Macy’s Thanksgiving Day Parade, beginning in 2001.

•Pokémon Yellow was released for both the Game Boy and Game Boy Color, making use of the more advanced color palette of the latter.

•Pokémon Yellow was inspired by the anime series, unlike its predecessors.

•Nintendo currently owns one-third of The Pokémon Company.

•As of 2016, nearly 15 billion Pokémon cards had been produced.

•Pokémon GO, an augmented reality game that allows players to hunt for Pokémon in their physical environments, was released in 2016 to massive success.

Notable Features

•The Underlying Asset is a 1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++.

•The Underlying Asset is the second highest Wata graded example of the 1999 Nintendo Game Boy Pokémon Yellow video game.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1999 Game Boy Pokémon Yellow
Game	Pokémon Yellow
System	Game Boy
Manufacturer	Nintendo Co., LTD.
Production Year	1999
Box Variant	Pixel ESRB, Early Production
Rarity	1 of 3 (Wata 9.6)
Authentication	Wata Games
Box Grade	9.6
Seal Rating	A++
Certification No.	573498-009

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1999 Game Boy Pokémon Yellow going forward.

USE OF PROCEEDS – SERIES #86DK3

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #86DK3 Asset Cost (1)	$38,400	88.28%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.69%
	Brokerage Fee	$435	1.00%
	Offering Expenses (2)	$500	1.15%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.23%
	Marketing Materials	$200	0.46%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,565	8.20%
	Total Fees and Expenses	$4,800	11.03%
	Total Proceeds	$43,500	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.213 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$38,400
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1986 NES DONKEY KONG 3

Investment Overview

•Upon completion of the Series #86DK3 Offering, Series #86DK3 will purchase a 1986 NES Donkey Kong 3 as the Underlying Asset for Series #86DK3 (The “Series 1986 NES Donkey Kong 3” or the “Underlying Asset” with respect to Series #86DK3 as applicable), the specifications of which are set forth below.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•Donkey Kong 3 is the third title in the original Donkey Kong series released by Nintendo.

•The Underlying Asset is a 1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889. The company remains a high grossing developer, with $2.286 Billion in revenue in the fourth quarter of 2019.

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 19852.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•Shigeru Miyamoto was hired by Nintendo after graduating from college with hopes of becoming a toy-designer. Instead, the young designer would be tasked with working on art for Nintendo’s new video games.

•Nintendo’s early video games (“Sheriff” and “Radar Scope”) were successful in Japan, but when the company tried to enter the U.S. market to compete with Taito and Namco, they were met with failure, only selling 1,000 units of “Radar Scope” and finding themselves left with unwanted expensive inventory.

•In order to avoid financial ruin, Miyamoto was placed in charge of a new project to save Nintendo’s video game department. Despite no game design experience (he simply gave direction to the design team to execute on his ideas), Miyamoto approached the design of this new game differently than his predecessors, placing characters with individual personalities and stories at the center of his vision.

•Miyamoto had first hoped to base a game on Popeye and “his perpetual battle with Bluto over his damsel in distress, Olive Oyl.” Instead, due to licensing issues, “the designer superimposed the classic love triangle over a King Kong theme.”

•The first “Donkey Kong” game was released in the U.S. on June 2, 1981,  featuring “Jumpman” (later renamed “Mario” after Nintendo’s landlord) and his pet gorilla Donkey Kong, who had “turned on his owner, kidnapped his girlfriend and taken her hostage atop the towering steel beams of a construction site.”

•The first Donkey Kong game had four distinct screens, reminiscent of a Manga panel, and featured “a story, a sense of humor, funny music (which Miyamoto helped write), and an ingenious game logic,” according to the New Yorker.

•After a 1982 sequel titled “Donkey Kong Jr.,” Nintendo released Donkey Kong 3 as an arcade game 1983, the same year as “Mario Bros.” “Donkey Kong 3” did not feature Mario, who is replaced by Stanley the Bugman, a gardener armed with bug spray which he uses to defend his plants.

•In June 1986, Donkey Kong 3 was “ported” to the NES for U.S. audiences.

•Donkey Kong 3 was re-released for the Nintendo Switch in April 2019.

•The Underlying Asset has been authenticated by Wata Games and issued a grade of 9.2 A+ with certification number 577821-002.

Notable Features

•The Underlying Asset is 1 of 6 sealed 1986 Donkey Kong 3 video games graded by Wata 9.2 A+.

•The Underlying Asset is a Hangtab variant.

•The Underlying Asset has a “NES-GP” code, which denotes production sometime between late 1986 and the introduction of a different coding system in 1987.

•The Underlying Asset is labelled “No NES TM,” meaning it was produced before the addition of “TM” to the end of “Nintendo Entertainment System” on boxes in 1987.

•The Underlying Asset is labelled “Round SOQ,” meaning it was produced before Nintendo switched to Oval SOQs in March 1989.

•The Underlying Asset is labelled “No Rev-A,” meaning it was produced before Nintendo added the Revision-A identifier to its boxes in January 1988.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from Wata Games.

Details

Series 1986 NES Donkey Kong 3
Game	Donkey Kong 3
System	NES
Manufacturer	Nintendo Co., LTD.
Production Year	1986
Box Variant	Hangtab, NES-GP, Code, No NES TM, No Rev-A, Round SOQ (No Code), 5 Screw Cart
Rarity	1 of 6 (Sealed Wata Graded)
Authentication	Wata Games
Box Grade	9.2
Seal Rating	A+
Certification No.	577821-002

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1986 NES Donkey Kong 3 going forward.

USE OF PROCEEDS – SERIES #WZRDOFOZ

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #WZRDOFOZ Asset Cost (1)	$80,000	88.89%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.33%
	Brokerage Fee	$900	1.00%
	Offering Expenses (2)	$675	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.11%
	Marketing Materials	$200	0.22%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$7,825	8.69%
	Total Fees and Expenses	$9,700	10.78%
	Total Proceeds	$90,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.214 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	1/11/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$80,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES THE WONDERFUL WIZARD OF OZ

Investment Overview

•Upon completion of the Series #WZRDOFOZ Offering, Series #WZRDOFOZ will purchase a 1900 First Edition of The Wonderful Wizard Of OZ as the Underlying Asset for Series #WZRDOFOZ (The “Series The Wonderful Wizard Of OZ” or the “Underlying Asset” with respect to Series ##WZRDOFOZ, as applicable), the specifications of which are set forth below.

•“The Wonderful Wizard of Oz” is a book written by Frank Baum and published in 1900 that tells the tale of a girl named Dorothy and her quest to find her way home with the help of new friends she meets along the way.

•“The Wizard of Oz” is a musical film released by MGM in 1939 starring Judy Garland.

•The Underlying Asset is a 1900 First Edition of The Wonderful Wizard Of OZ.

Asset Description

Overview & Authentication

•Lyman Frank Baum was born on May 15, 1856 in Chittenango, New York. As a young man, he ran a printing press and issued a monthly magazine for family and friends. As an adult, Baum worked as an actor, playwright, and journalist.

•Bauman’s first children’s book was “Mother Goose in Prose,” published in 1897, followed by the 1899 poetry collection “Father Goose: His Book,” which became the children’s bestseller of the year.

•In 1900, Bauman published “The Wonderful Wizard of Oz,” which the Library of Congress ranks “as one of the greatest American books for children.”

•The title of “Oz” comes from a label on one of Baum’s filing cabinets for the letters “O-Z.”

•“The Wizard of Oz” was illustrated by Bauman’s friend, William Wallace Denslow (who also contributed to “Father Goose: His Book”) and exhibited a design which was considered “lavish for the time, with several color plate illustrations, backgrounds in different colors and illustrations on many pages.”

•“The Wizard of Oz” told the story of a girl named Dorothy from Kansas, who finds herself transported to a magical and far-off land with her dog Toto after a cyclone carries her house away. On her journey along the yellow brick road to the Emerald City, Dorothy meets friends, including a Scarecrow, a Tin Woodman, and a “Cowardly” Lion. Dorothy and her friends overcome obstacles on their way to meeting the Wizard of Oz, who is revealed surprisingly to be nothing more than a man hiding behind a curtain.

•“’The Wizard of Oz’ was phenomenally successful,” and inspired adaptations for the stage, silent film, and colored film.

•Some have suggested “The Wizard of Oz” is a political allegory for the 1890s, with Henry Littlefield writing in a 1964 article in American Quarterly that the fairy tale depicted the political and economic climate responsible for producing the populist movement. He cited Dorothy’s origin from the “populist hotbed of Kansas” and her quest to follow the yellow brick road symbolic of the gold standard.

•“The Wizard of Oz” film, released in 1939 by MGM starring Judy Garland, was a hit in large part thanks to its use of ground-breaking use of “Technicolor.”

•According to the Smithsonian National Museum of American History: “Contrary to a common misconception, Oz was not the first film made in color, but it was one of the first to prove that color could add fantasy and draw audiences to theaters, despite its release during the Great Depression.”

•In November 2018, Vanity Fair declared: “The Wizard of Oz is Officially the Most Influential Film of All Time.”

•Penguin Random House wrote: “No child’s library is complete without this enchanting fantasy with its enduring themes of loyalty, resourcefulness, courage, and unforgettable characters, such as the Scarecrow, the Tin Man, the Cowardly Lion, and the Wicked Witch of the West. First published in the year 1900, the complete novel is one of the best-known original fairy tales in American popular culture.”

•During Baum’s life, he would write a total of 13 books set in the world of Oz, as well as a total of 55 novels, 83 short stories, and over 200 poems.

•Frank Baum once wrote: "To write fairy stories for children, to amuse them, to divert restless children, sick children, to keep them out of mischief on rainy days, seems of greater importance than to write grown-up novels."

•Baum died in May 1919.

•The Underlying Asset is accompanied by a signed letter of authenticity from Darren Sutherland, a New York-based rare book specialist.

Notable Features

•The Underlying Asset is a 1900 First Edition of The Wonderful Wizard Of OZ.

•The Underlying Asset is in its original full green cloth stamped in red and green.

•The Underlying Asset is stamped in sans-serif typeface on its spine: “Geo. M. Hill Co.”

•The Underlying Asset includes illustrated pastedowns in black and grey (front) and black and red (rear).

•The Underlying Asset contains boxed advertisements facing the title page.

•The Underlying Asset contains 24 full-page color plates, including title page.

Notable Defects

•The Underlying Asset contains two blots on moon in plate facing page 34.

•The Underlying Asset contains red shading on plate facing page 92.

Details

Series The Wonderful Wizard Of OZ
Title	The Wonderful Wizard of Oz
Author	Frank Baum
Publisher	George M. Hill Company
Publication Date	1900
Binding	First State, Variant B
Book Condition	Exceptionally Fine
Edition	First Edition

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series The Wonderful Wizard Of Oz going forward.

USE OF PROCEEDS – SERIES #FANFOUR5

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #FANFOUR5 Asset Cost (1)	$72,000	90.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.38%
	Brokerage Fee	$800	1.00%
	Offering Expenses (2)	$600	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$132	0.17%
	Marketing Materials	$200	0.25%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,968	7.46%
	Total Fees and Expenses	$7,700	9.62%
	Total Proceeds	$80,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.215 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	1/14/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$72,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$332

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1962 THE FANTASTIC FOUR #5

Investment Overview

•Upon completion of the Series #FANFOUR5 Offering, Series #FANFOUR5 will purchase a 1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2 as the Underlying Asset for Series #FANFOUR5 (the “Series 1962 The Fantastic Four #5” or the “Underlying Asset” with respect to Series #FANFOUR5, as applicable), the specifications of which are set forth below.

•The Fantastic Four are a superhero team that debuted in 1961 and have since been adapted into other media, including four animated series and four live action films.

•Dr. Doom is a Marvel villain known for his long-standing rivalry with the Fantastic Four and his brilliant intellect.

•The Underlying Asset is a 1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2.

Asset Description

Overview & Authentication

•The Fantastic Four is a group of Marvel superheroes originally consisting of Mister Fantastic, the Thing, the Human Torch, and Invisible Girl.

•Dr. Doom attended the State University in Hegemon, New York, where he met Mr. Fantastic and The Thing, developing a rivalry.

•After ignoring Mr. Fantastic’s warning regarding a miscalculation, Dr. Doom was permanently scarred by an explosion stemming from a machine he had built to project the astral form of a being into other dimensions.

•In Fantastic Four #5, Dr. Doom is first introduced, appearing over the Fantastic Four helicopter and demanding the Invisible Girl as a hostage.

•With a new phase of the Marvel Cinematic Universe in the works, some have speculated whether the Fantastic Four (and Dr. Doom) will appear in the newest storylines.

•Dr. Doom has appeared in many Fantastic Four films over the years, including: “The Fantastic Four” (1994), “Fantastic Four” (2005), “Fantastic 4: Rise of the Silver Surfer” (2007), and “Fantastic Four” (2015).

•Dr. Doom has appeared in many Fantastic Four television episodes and series, including: “Fantastic Four: The Animated Series” (1994-1996) and “Fantastic Four” (1967-1968).

•Silver Age comics have been particularly sought after thanks to recent Marvel movies, and speculation of the future of the franchise.

•The Underlying Asset has been authenticated by Certified Guaranty Company (CGC) an issued a grade of CGC NM 9.2 with certification No. 0039985005.

Notable Features

•The Underlying Asset is a 1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2.

•The Underlying Asset is in the top 2.3% of CGC graded copies of Fantastic Four #5 and is 1 of 16 copies graded at CGC NM 9.2, with 16 graded higher.

•The Underlying Asset features the first appearance and origin of Dr. Doom.

•The Underlying Asset’s cover art of an illustration of the Fantastic Four fighting Dr. Doom, THE FANTASTIC /FOUR/ “MEET… DOCTOR DOOM!” across the top of the page.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its age and condition grade from CGC.

Details

Series 1962 Fantastic Four #5
Title	Fantastic Four #5
Store Date	April 10, 1962
Key Issue	First Appearance of Dr. Doom, Origin of Dr. Doom
Cover Price	$0.12
Publisher	Marvel
Writer	Stan Lee
Cover Artist	Jack Kirby
Penciller	Jack Kirby
Inker	Joe Sinnott
Colorer	Stan Goldberg
Inker	Joe Sinnott
Editor	Stan Lee
Rarity	1 of 16 (CGC 9.2)
Authentication	Certified Guaranty Company (CGC)
Grade	9.2
Certification No.	0039985005

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1962 The Fantastic Four #5 going forward.

RSE ARCHIVE, LLC FINANCIAL STATEMENTS

CONTENTS

PAGE

RSE ARCHIVE, LLC AND VARIOUS SERIES:

Consolidated Balance Sheets as of June 30, 2020 (unaudited) and December 31, 2019F-1

Consolidated Statements of Operations for the six months ended June 30, 2020 (unaudited) F-13 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated Statements of Members’ Equity / (Deficit) for the six months ended F-23

June 30, 2020 (unaudited) and period from inception (January 3, 2019) to June 30, 2019

(unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2020 (unaudited) F-29 and period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Notes to Consolidated Financial Statements F-39

Period January 3, 2019 to December 31, 2019 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-67

Consolidated Balance SheetsF-68

Consolidated Statements of OperationsF-71

Consolidated Statements of Members’ Equity F-74

Consolidated Statements of Cash Flows F-76

Notes to Consolidated Financial StatementsF-79

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	1,153	484	155	323	918
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	2,603	2,084	455	1,868	2,013
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$127,603	$54,584	$17,255	$36,868	$72,113

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	3,068	1,749	1,095	1,396	1,900
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(2,065)	(1,265)	(940)	(1,073)	(982)
Members' Equity / (Deficit)	127,603	54,584	17,255	36,868	72,113
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,603	$54,584	$17,255	$36,868	$72,113

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,250	$1,200
Pre-paid Insurance	169	141	507	272	165
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,664	1,836	1,757	1,522	1,365
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,764	$11,936	$57,257	$31,022	$19,265

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	947	911	1,701	1,404	993
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(778)	(770)	(1,194)	(1,132)	(828)
Members' Equity / (Deficit)	13,764	11,936	57,257	31,022	19,265
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,003	$3,005	$1,250
Pre-paid Insurance	155	-	-	-	669
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	3,550	-
Total Current Assets	1,905	5,300	1,003	6,555	1,919
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	11,100	500,028	44,065	-	72,500
TOTAL ASSETS	$13,005	$505,328	$45,068	$6,555	$74,419

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$3,550	$-
Due to the Manager for Insurance	-	2,644	386	-	-
Income Taxes Payable	-	-	-	3,005	-
Due to the Manager or its Affiliates	-	-	65	-	-
Total Liabilities	-	2,644	451	6,555	-

Membership Contributions	13,000	505,328	45,040	-	73,688
Capital Contribution	860	2,355	671	-	1,859
Capital Contribution for loss at Offering close	-	-	10	-	63
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(705)	(4,999)	(1,104)	-	(1,191)
Members' Equity / (Deficit)	13,005	502,684	44,617	-	74,419
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,005	$505,328	$45,068	$6,555	$74,419

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,203	$1,003	$1,003	$1,003
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	1,003	1,203	1,003	1,003	1,003
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	20,000	50,000	74,000	20,000	75,000
TOTAL ASSETS	$21,003	$51,203	$75,003	$21,003	$76,003

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	175	418	634	69	258
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	175	418	634	69	258

Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Accumulated Deficit	(686)	(853)	(1,048)	(460)	(648)
Members' Equity / (Deficit)	20,827	50,785	74,369	20,934	75,745
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,003	$51,203	$75,003	$21,003	$76,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Assets
Current Assets
Cash and Cash Equivalents	$1,950	$400	$1,050	$1,703	$9,272
Pre-paid Insurance	311	240	-	219	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	136
Total Current Assets	2,261	640	1,050	1,922	9,408
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	22,100	17,200	9,000	15,600	-
TOTAL ASSETS	$24,361	$17,840	$10,050	$17,522	$9,408

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	77	-	-
Income Taxes Payable	-	-	-	-	9,408
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	77	-	9,408

Membership Contributions	24,050	17,797	9,400	17,500	-
Capital Contribution	718	639	368	612	-
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Accumulated Deficit	(407)	(399)	(445)	(393)	-
Members' Equity / (Deficit)	24,361	17,840	9,973	17,522	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$24,361	$17,840	$10,050	$17,522	$9,408

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Assets
Current Assets
Cash and Cash Equivalents	$650	$800	$1,050	$1,003	$1,750
Pre-paid Insurance	125	221	277	-	176
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	775	1,021	1,327	1,003	1,926
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	13,545	24,000	30,000	250,006	12,600
TOTAL ASSETS	$14,320	$25,021	$31,327	$251,009	$14,526

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	45	-	-	6	-
Total Liabilities	45	-	-	2,140	-

Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Accumulated Deficit	(340)	(354)	(318)	(2,328)	(177)
Members' Equity / (Deficit)	14,275	25,021	31,327	248,869	14,526
TOTAL LIABILITIES AND MEMBERS' EQUITY	$14,320	$25,021	$31,327	$251,009	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	109	-	-	-	-
Total Current Assets	8,960	300	700	1,203	600
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	-	87,006	27,006	130,000	20,006
TOTAL ASSETS	$8,960	$87,306	$27,706	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Taxes Payable	8,816	-	-	-	-
Due to the Manager or its Affiliates	-	6	6	-	6
Total Liabilities	8,960	196	152	1,088	114

Membership Contributions	-	87,300	27,700	131,250	20,600
Capital Contribution	-	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Accumulated Deficit	-	(316)	(272)	(1,204)	(198)
Members' Equity / (Deficit)	-	87,110	27,554	130,115	20,492
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,960	$87,306	$27,706	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-
Due from the Manager	-	-	-	-	-
Total Current Assets	600	563	213	463	300
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-
Due to the Manager for Insurance	195	70	30	97	11
Income Taxes Payable	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23
Total Liabilities	201	70	30	97	34

Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Accumulated Deficit	(285)	(137)	(97)	(164)	(58)
Members' Equity / (Deficit)	36,405	28,093	11,783	37,466	7,289
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$534	$700	$634	$171,332
Pre-paid Insurance	-	-	-	6,938
Pre-paid Storage	-	-	-	1,650
Due from the Manager	-	-	-	3,794
Total Current Assets	534	700	634	183,715
Other Assets
Collectible Memorabilia - Deposit	-	-	-	178,161
Collectible Memorabilia - Owned	68,577	25,244	25,030	3,759,520
TOTAL ASSETS	$69,111	$25,944	$25,664	$4,121,396

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$108,213
Due to the Manager for Insurance	149	42	146	10,714
Income Taxes Payable	-	-	-	21,229
Due to the Manager or its Affiliates	77	244	30	1,751,883
Total Liabilities	226	286	176	1,892,038

Membership Contributions	69,100	25,700	25,700	2,231,825
Capital Contribution	43	20	20	40,940
Capital Contribution for loss at Offering close	-	-	-	1,800
Distribution to RSE Archive	(66)	-	(66)	-
Accumulated Deficit	(192)	(62)	(166)	(45,207)
Members' Equity / (Deficit)	68,885	25,658	25,488	2,229,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$69,111	$25,944	$25,664	$4,121,396

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-10

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$126,450	$54,102	$17,100	$36,545	$71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$13	$13	$-
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$126,450	$54,102	$17,100	$36,545	$71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,100	$1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,596	$11,796	$56,751	$30,600	$19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$13	$-
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,596	$11,796	$56,751	$30,600	$19,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

F-13

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$3	$-	$-	$1
Transportation	-	-	-	-	-
Insurance	859	361	115	240	185
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	1,459	964	715	840	786
Operating Loss	(1,459)	(964)	(715)	(840)	(786)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,459)	(964)	(715)	(840)	(786)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(1,459)	$(964)	$(715)	$(840)	$(786)

Basic and Diluted (Loss) per Membership Interest	$(1.46)	$(0.48)	$(0.36)	$(0.84)	$(0.26)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$1	$1	$1	$-	$-
Transportation	-	-	-	-	-
Insurance	34	29	378	203	123
Professional Fees	600	600	600	600	600
Marketing Expense	-	-	-	-	-
Total Operating Expenses	635	630	979	803	723
Operating Loss	(635)	(630)	(979)	(803)	(723)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(635)	(630)	(979)	(803)	(723)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(635)	$(630)	$(979)	$(803)	$(723)

Basic and Diluted (Loss) per Membership Interest	$(3.18)	$(3.15)	$(0.98)	$(0.40)	$(0.72)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Operating Expenses
Storage	$1	$-	$4	$1	$-
Transportation	-	-	65	-	-
Insurance	31	3,435	302	41	597
Professional Fees	600	600	600	121	594
Marketing Expense	-	-	47	47	-
Total Operating Expenses	632	4,035	1,018	210	1,191
Operating Loss	(632)	(4,035)	(1,018)	(210)	(1,191)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	(8,950)	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(632)	(4,035)	(1,018)	8,740	(1,191)
Provision for Income Taxes	-	-	-	3,005	-
Net income/(loss)	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)

Basic and Diluted (Loss) per Membership Interest	$(0.32)	$(0.40)	$(0.51)	$2.87	$(1.19)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Operating Expenses
Storage	$1	$-	$-	$1	$-
Transportation	-	-	-	-	-
Insurance	175	418	634	69	258
Professional Fees	510	435	414	390	390
Marketing Expense	-	-	-	-	-
Total Operating Expenses	686	853	1,048	460	648
Operating Loss	(686)	(853)	(1,048)	(460)	(648)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(686)	(853)	(1,048)	(460)	(648)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(686)	$(853)	$(1,048)	$(460)	$(648)

Basic and Diluted (Loss) per Membership Interest	$(0.34)	$(0.43)	$(0.52)	$(0.46)	$(0.65)
Weighted Average Membership Interests	2,000	2,000	2,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	36	27	77	25	209
Professional Fees	371	371	368	368	165
Marketing Expense	-	-	-	-	-
Total Operating Expenses	407	399	445	393	374
Operating Loss	(407)	(399)	(445)	(393)	(374)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	(44,935)
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(407)	(399)	(445)	(393)	44,561
Provision for Income Taxes	-	-	-	-	9,408
Net income/(loss)	$(407)	$(399)	$(445)	$(393)	$35,153

Basic and Diluted (Loss) per Membership Interest	$(0.81)	$(0.40)	$(0.04)	$(0.79)	$17.58
Weighted Average Membership Interests	500	1,000	10,000	500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	43	74	78	2,134	9
Professional Fees	297	280	240	194	168
Marketing Expense	-	-	-	-	-
Total Operating Expenses	340	354	318	2,328	177
Operating Loss	(340)	(354)	(318)	(2,328)	(177)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(340)	(354)	(318)	(2,328)	(177)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(340)	$(354)	$(318)	$(2,328)	$(177)

Basic and Diluted (Loss) per Membership Interest	$(0.68)	$(0.18)	$(0.32)	$(0.78)	$(0.88)
Weighted Average Membership Interests	500	2,000	1,000	3,000	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	144	190	146	1,088	108
Professional Fees	61	126	126	116	90
Marketing Expense	-	-	-	-	-
Total Operating Expenses	205	316	272	1,204	198
Operating Loss	(205)	(316)	(272)	(1,204)	(198)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	(41,948)	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	41,743	(316)	(272)	(1,204)	(198)
Provision for Income Taxes	8,816	-	-	-	-
Net income/(loss)	$32,927	$(316)	$(272)	$(1,204)	$(198)

Basic and Diluted (Loss) per Membership Interest	$32.93	$(0.16)	$(0.14)	$(0.60)	$(0.20)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Operating Expenses
Storage	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-
Insurance	195	70	30	97	11
Professional Fees	90	67	67	67	47
Marketing Expense	-	-	-	-	-
Total Operating Expenses	285	137	97	164	58
Operating Loss	(285)	(137)	(97)	(164)	(58)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Purchase Option Expense	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(285)	(137)	(97)	(164)	(58)
Provision for Income Taxes	-	-	-	-	-
Net income/(loss)	$(285)	$(137)	$(97)	$(164)	$(58)

Basic and Diluted (Loss) per Membership Interest	$(0.29)	$(0.14)	$(0.19)	$(0.16)	$(0.01)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations (unaudited)
Six Months Ended June 30, 2020

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Operating Expenses
Storage	$-	$-	$-	$4,771
Transportation	-	-	-	402
Insurance	149	42	146	15,779
Professional Fees	43	20	20	14,412
Marketing Expense	-	-	-	2,586
Total Operating Expenses	192	62	166	37,950
Operating Loss	(192)	(62)	(166)	(37,950)
Other Expenses
Interest Expense and Financing Fees	-	-	-	60
Purchase Option Expense	-	-	-	-
Other Income
Gain on Sale	-	-	-	(95,833)
Loss on Sale	-	-	-	-
Income / (Loss) Before Income Taxes	(192)	(62)	(166)	57,823
Provision for Income Taxes	-	-	-	21,229
Net income/(loss)	$(192)	$(62)	$(166)	$36,594

Basic and Diluted (Loss) per Membership Interest	$(0.19)	$(0.06)	$(0.17)
Weighted Average Membership Interests	1,000	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations (unaudited)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Operating Expenses
Storage	$-
Transportation	-
Insurance	-
Maintenance	-
Professional Fees	-
Marketing Expense	-
Total Operating Expenses	-
Operating Loss	-
Other Expenses
Interest Expense and Financing Fees	-
Purchase Option Expense	-
Other Income
Gain on Sale	-
Loss on Sale	-
Income / (Loss) Before Income Taxes	-
Provision for Income Taxes	-
Net income/(loss)	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,465	$71,130
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,849	1,546	915	1,243	1,769
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(1,459)	(964)	(715)	(840)	(786)
Balance June 30, 2020	$127,603	$54,584	$17,255	$36,868	$72,113

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Balance December 31, 2019	$13,583	$11,785	$56,646	$30,531	$19,066
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	816	781	1,590	1,294	922
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(635)	(630)	(979)	(803)	(723)
Balance June 30, 2020	$13,764	$11,936	$57,257	$31,022	$19,265

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Balance December 31, 2019	$12,839	$504,380	$44,968	$29,049	$-
Distribution	-	-	-	(38,595)	-
Membership Contributions	-	-	-	-	73,688
Capital Contribution	798	2,339	667	3,811	1,859
Capital Contribution for loss at Offering close	-	-	-	-	63
Distribution to RSE Archive	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(632)	(4,035)	(1,018)	5,735	(1,191)
Balance June 30, 2020	$13,005	$502,684	$44,617	$-	$74,419

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	21,050	51,250	75,050	21,050	76,050
Capital Contribution	511	435	414	391	390
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(686)	(853)	(1,048)	(460)	(648)
Balance June 30, 2020	$20,827	$50,785	$74,369	$20,934	$75,745

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	(157,328)
Membership Contributions	24,050	17,797	9,400	17,500	121,600
Capital Contribution	718	639	368	612	439
Capital Contribution for loss at Offering close	-	-	650	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(407)	(399)	(445)	(393)	35,153
Balance June 30, 2020	$24,361	$17,840	$9,973	$17,522	$(136)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	14,150	24,745	31,050	250,538	14,500
Capital Contribution	465	575	595	194	353
Capital Contribution for loss at Offering close	-	55	-	512	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(340)	(354)	(318)	(2,328)	(177)
Balance June 30, 2020	$14,275	$25,021	$31,327	$248,869	$14,526

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	(71,649)	-	-	-	-
Membership Contributions	38,500	87,300	27,700	131,250	20,600
Capital Contribution	222	126	126	116	90
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	32,927	(316)	(272)	(1,204)	(198)
Balance June 30, 2020	$-	$87,110	$27,554	$130,115	$20,492

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Balance December 31, 2019	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	36,600	28,200	11,850	37,600	7,300
Capital Contribution	90	67	67	67	47
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Distribution to Series	-	-	-	-	-
Net Income / (Loss)	(285)	(137)	(97)	(164)	(58)
Balance June 30, 2020	$36,405	$28,093	$11,783	$37,466	$7,289

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Six-Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Balance December 31, 2019	$-	$-	$-	$1,030,281
Distribution	-	-	-	(267,572)
Membership Contributions	69,100	25,700	25,700	1,390,867
Capital Contribution	43	20	20	37,907
Capital Contribution for loss at Offering close	-	-	-	1,280
Distribution to RSE Archive	(66)	-	(66)	-
Distribution to Series	-	-	-	-
Net Income / (Loss)	(192)	(62)	(166)	36,595
Balance June 30, 2020	$68,885	$25,658	$25,488	$2,229,358

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Balance January 3, 2019	$-
Distribution	-
Membership Contributions	-
Capital Contribution	-
Capital Contribution for loss at Offering close	-
Distribution to RSE Archive	-
Distribution to Series	-
Net Income / (Loss)	-
Balance June 30, 2019	$-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,459)	$(964)	$(715)	$(840)	$(786)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,849	1,546	915	1,243	1,769
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(1,153)	(484)	(155)	(323)	(918)
Prepaid Storage	-	2	-	-	1
Due to the Manager for Insurance	(237)	(100)	(32)	(67)	(66)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	-	-
Cash beginning of period	1,450	1,600	300	1,545	1,095
Cash end of period	$1,450	$1,600	$300	$1,545	$1,095

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss) / Income	$(635)	$(630)	$(979)	$(803)	$(723)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	816	780	1,590	1,294	922
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(169)	(141)	(507)	(272)	(165)
Prepaid Storage	-	1	1	-	-
Due to the Manager for Insurance	(12)	(10)	(105)	(56)	(34)
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	(13)	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	150	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	150	-
Cash beginning of period	1,495	1,695	1,250	1,100	1,200
Cash end of period	$1,495	$1,695	$1,250	$1,250	$1,200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Series #APROAK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(632)	$(4,035)	$(1,018)	$5,735	$(1,191)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	798	2,339	667	261	1,860
(Gain) / Loss on sale of Asset	-	-	-	(8,950)	-
Prepaid Insurance	(155)	-	-	-	(669)
Prepaid Storage	1	-	2	1	-
Due to the Manager for Insurance	(12)	1,696	302	(52)	-
Income Tax Payable	-	-	-	3,005	-
Accounts Payable	-	-	-	3,550	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(47)	3,550	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	-	-	(65)	-	(72,500)
Proceeds from Sale of Asset	-	-	-	40,000	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	(38,595)	-
Net cash used in investing activities	-	-	(65)	1,405	(72,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	73,688
Due to the manager and other affiliates	-	-	65	-	-
Due from the manager	-	-	-	(3,550)	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	63
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	-	-	65	(3,550)	73,750

Net change in cash	-	-	(47)	1,405	1,250
Cash beginning of period	1,750	5,300	1,050	1,600	-
Cash end of period	$1,750	$5,300	$1,003	$3,005	$1,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3
Cash Flows from Operating Activities:
Net (Loss) / Income	$(686)	$(853)	$(1,048)	$(460)	$(648)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	511	435	414	391	390
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	175	418	634	69	258
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,050	51,250	75,050	21,050	76,050
Due to the manager and other affiliates	-	-	-	-	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	(47)	(47)	(47)	(47)	(47)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	21,003	51,203	75,003	21,003	76,003

Net change in cash	1,003	1,203	1,003	1,003	1,003
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,003	$1,203	$1,003	$1,003	$1,003

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #ULYSSES	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(407)	$(399)	$(445)	$(393)	$35,153
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	718	639	368	612	374
(Gain) / Loss on sale of Asset	-	-	-	-	(44,935)
Prepaid Insurance	(311)	(240)	-	(219)	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	77	-	-
Income Tax Payable	-	-	-	-	9,408
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(22,100)	(17,200)	(9,000)	(15,600)	(120,065)
Proceeds from Sale of Asset	-	-	-	-	165,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	(157,328)
Net cash used in investing activities	(22,100)	(17,200)	(9,000)	(15,600)	(112,393)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,050	17,797	9,400	17,500	121,600
Due to the manager and other affiliates	-	-	-	-	65
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	650	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(197)	-	(197)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	24,050	17,600	10,050	17,303	121,665

Net change in cash	1,950	400	1,050	1,703	9,272
Cash beginning of period	-	-	-	-	-
Cash end of period	$1,950	$400	$1,050	$1,703	$9,272

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #18ZION	Series #SNOOPY	Series #APOLLO11	Series #24RUTHBAT	Series #YOKO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(340)	$(354)	$(318)	$(2,328)	$(177)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	465	575	595	194	353
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	(125)	(221)	(277)	-	(176)
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	2,134	-
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(13,545)	(24,000)	(30,000)	(250,006)	(12,600)

Cash flow from financing activities:
Proceeds from sale of membership interests	14,150	24,745	31,050	250,538	14,500
Due to the manager and other affiliates	45	-	-	6	-
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	55	-	512	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	(150)
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	14,195	24,800	31,050	251,009	14,350

Net change in cash	650	800	1,050	1,003	1,750
Cash beginning of period	-	-	-	-	-
Cash end of period	$650	$800	$1,050	$1,003	$1,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$32,927	$(316)	$(272)	$(1,204)	$(198)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	61	126	126	116	90
(Gain) / Loss on sale of Asset	(41,948)	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	144	190	146	1,088	108
Income Tax Payable	8,816	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	80,000	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	(71,649)	-	-	-	-
Net cash used in investing activities	(29,701)	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	38,500	87,300	27,700	131,250	20,600
Due to the manager and other affiliates	52	6	6	-	6
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	-	-	(47)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	38,552	87,306	27,706	131,203	20,606

Net change in cash	8,851	300	700	1,203	600
Cash beginning of period	-	-	-	-	-
Cash end of period	$8,851	$300	$700	$1,203	$600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21
Cash Flows from Operating Activities:
Net (Loss) / Income	$(285)	$(137)	$(97)	$(164)	$(58)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	90	67	67	67	47
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	-	-	-	-
Due to the Manager for Insurance	195	70	30	97	11
Income Tax Payable	-	-	-	-	-
Accounts Payable	-	-	-	-	-
Accrual of Interest	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Repayment of investments in memorabilia upon Offering close	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)
Proceeds from Sale of Asset	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300
Due to the manager and other affiliates	6	-	-	-	23
Due from the manager	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Contribution by Manager for future operating expenses	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-
Proceeds from Loans	-	-	-	-	-
Repayment of Loans	-	-	-	-	-
Net cash used in financing activities	36,606	28,163	11,813	37,563	7,323

Net change in cash	600	563	213	463	300
Cash beginning of period	-	-	-	-	-
Cash end of period	$600	$563	$213	$463	$300

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

	Series #BATMAN1	Series #BIRKINTAN	Series #GMTBLACK1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(192)	$(62)	$(166)	$36,594
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	43	20	20	33,996
(Gain) / Loss on sale of Asset	-	-	-	(95,833)
Prepaid Insurance	-	-	-	(6,938)
Prepaid Storage	-	-	-	231
Due to the Manager for Insurance	149	42	146	8,107
Income Tax Payable	-	-	-	21,229
Accounts Payable	-	-	-	108,083
Accrual of Interest	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	105,469

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	104,089
Repayment of investments in memorabilia upon Offering close	-	-	-	-
Investment in memorabilia	(68,577)	(25,244)	(25,030)	(2,643,209)
Proceeds from Sale of Asset	-	-	-	285,000
Distribution of Gain on sale of assets to Shareholders	-	-	-	(267,572)
Net cash used in investing activities	(68,577)	(25,244)	(25,030)	(2,521,692)

Cash flow from financing activities:
Proceeds from sale of membership interests	69,100	25,700	25,700	1,390,867
Due to the manager and other affiliates	77	244	30	1,174,499
Due from the manager	-	-	-	(3,550)
Distribution to Series	-	-	-	-
Contribution from Series to RSE Archive	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	1,280
Contribution by Manager for future operating expenses	-	-	-	-
Distribution to RSE Archive	(66)	-	(66)	-
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Net cash used in financing activities	69,111	25,944	25,664	2,563,096

Net change in cash	534	700	634	146,873
Cash beginning of period	-	-	-	24,459
Cash end of period	$534	$700	$634	$171,332

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2020 (unaudited)

See accompanying notes, which are an integral part of these financial statements.

F-38

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Period from inception (January 3, 2019) to June 30, 2019 (unaudited)

Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$-
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-
(Gain) / Loss on sale of Asset	-
Prepaid Insurance	-
Prepaid Storage	-
Due to the Manager for Insurance	-
Income Tax Payable	-
Accounts Payable	-
Accrual of Interest	-
Net cash (used in) / provided by operating activities	-

Cash flow from investing activities:
Deposits on memorabilia	-
Repayment of investments in memorabilia upon Offering close	-
Investment in memorabilia	(130,000)
Proceeds from Sale of Asset	-
Distribution of Gain on sale of assets to Shareholders	-
Net cash used in investing activities	(130,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	-
Due to the manager and other affiliates	150,000
Distribution to Series	-
Contribution from Series to RSE Archive	-
Contribution related to Offering Closings and Asset Sales	-
Contribution by Manager for future operating expenses	-
Distribution to RSE Archive	-
Proceeds from Loans	-
Repayment of Loans	-
Net cash used in financing activities	150,000

Net change in cash	20,000
Cash beginning of period	-
Cash end of period	$20,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,”  “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of a collection of collectible memorabilia, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series”). The Series assets referenced below may be referred to herein, collectively, as the “Underlying Assets”, and each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series may collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor” or “Interest Holder”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company collectively referred to herein as the “Offerings.” Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing (the “Closing”) of an Offering related to that particular Series are a single Underlying Asset (plus any cash reserves for future operating expenses (the “Operating Expenses,” as described in Note B(5)), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest Holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B(5)). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the Closing of each successful Offering for its services of sourcing the Underlying Asset (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Brokerage Fee: For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 0.75% of the cash from Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow (as described in Note F) is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company generated a net loss of $8,041 for the year ended December 31, 2019. On a total consolidated basis, the Company had generated net income of $36,594 for the six months ended June 30, 2020.  On a total consolidated basis, the Company has negative working capital of $1,708,323 and $553,897 as of June 30, 2020 and December 31, 2019, respectively, and an accumulated deficit of $45,207 and $8,041 as of June 30, 2020 and December 31, 2019.  Additionally, each listed Series for which an Underlying Asset was owned as of June 30, 2020 and as of December 31, 2019 has incurred net losses since their respective dates of acquisition and have an accumulated deficit as of June 30, 2020 and as of December 31, 2019.

All of the liabilities on the balance sheet as of June 30, 2020 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through June 30, 2020 and December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets.  Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses (as described in Note B(5)) including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. The New York City showroom has been closed since March 2020 due to the COVID-19 pandemic but is expected to reopen in the fourth quarter 2020. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of June 30, 2020.

At June 30, 2020 vs. December 31, 2019, the Company and the Series for which Closings had occurred, had the following cash balances:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Cash Balance
Applicable Series	Asset	6/30/2020	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300	300
Series #10COBB	1910 Ty Cobb Card	1,545	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495	1,495
Series #FROST	First Edition A Boy's Will	1,695	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,250	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,003	1,050
Series #71ALI	1971 “Fight of the Century” Contract	3,005	1,600
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,250	-
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1,003	-
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	1,203	-
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,003	-
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	1,003	-
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	1,003	-
Series #ULYSSES	1935 First Edition Ulysses	1,950	-
Series #ROOSEVELT	First Edition African Game Trails	400	-
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	1,050	-
Series #AGHOWL	First Edition Howl and Other Poems	1,703	-
Series #98JORDAN	1998 Michael Jordan Jersey	9,272	-
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	650	-
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	800	-
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	1,050	-
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	1,003	-
Series #YOKO	First Edition Grapefruit	1,750	-
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	8,851	-
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	300	-
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	700	-
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	1,203	-
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	600	-
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	600	-
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	563	-
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	213	-
Series #BOND1	1953 First Edition, First Issue Casino Royale	463	-
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	300	-
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	534	-
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	700	-
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	634	-
Total Series Cash Balance		$65,692	$22,430
RSE Archive		105,640	2,029
Total Cash Balance		$171,332	$24,459

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of operating expenses.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

The cash on the books of RSE Archive is reserved to funding future pre-Closing Operating Expenses (as described in Note B(5)) or acquisition expenses (the “Acquisition Expenses,” (as described in Note B(6)), as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses; during the six-month period ended June 30, 2020, the Manager paid for certain but not all Operating Expenses related to any of the Series that have had closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $33,996 during the six-month period ended June 30, 2020. The Company had no Operating Expenses during the period ended June 30, 2019.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B(5)) for individual Series, as has been the case for the majority of the Series for which Closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future Operating Expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial Offerings since its inception in 2019 and plans to continue to increase the number of initial Offerings going forward. The table below outlines all Offerings for which a Closing has occurred as of June 30, 2020. All Series, for which a Closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities. The Company had no Closings during the period from inception (January 3, 2019) to June 30, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019
Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019
Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019
Series #APROAK Interests	Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	$75,000	12/6/2019	1/2/2020
Series #88JORDAN Interests	Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	$22,000	1/19/2020	1/27/2020
Series #BIRKINBOR Interests	Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$52,500	2/13/2020	2/20/2020
Series #33RUTH Interests	Series #33RUTH	1933 Goudey #144 Babe Ruth Card	$77,000	2/20/2020	2/26/2020
Series #SPIDER1 Interests	Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020
Series #BATMAN3 Interests	Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020
Series #ROOSEVELT Interests	Series #ROOSEVELT	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020
Series #ULYSSES Interests	Series #ULYSSES	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020
Series #56MANTLE Interests	Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	$10,000	1/3/2020	3/11/2020
Series #AGHOWL Interests	Series #AGHOWL	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020
Series #98JORDAN Interests	Series #98JORDAN	1998 Michael Jordan Jersey	$128,000	3/9/2020	3/22/2020
Series #18ZION Interests	Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	$15,000	3/27/2020	4/2/2020
Series #SNOOPY Interests	Series #SNOOPY	2015 Omega Speedmaster Moonwatch	$25,500	4/2/2020	4/7/2020
Series #APOLLO11 Interests	Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	$32,000	4/8/2020	4/19/2020
Series #24RUTHBAT Interests	Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	$255,000	4/10/2020	5/3/2020
Series #YOKO Interests	Series #YOKO	First Edition Grapefruit	$16,000	4/29/2020	5/11/2020
Series #86JORDAN Interests	Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	$40,000	5/6/2020	5/13/2020
Series #RUTHBALL1 Interests	Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	$29,000	5/8/2020	5/24/2020
Series #HULK1 Interests	Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	$89,000	5/12/2020	5/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Series #HIMALAYA Interests	Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	$140,000	5/19/2020	5/27/2020
Series #55CLEMENTE Interests	Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	$38,000	5/28/2020	6/4/2020
Series #38DIMAGGIO Interests	Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	$22,000	5/28/2020	6/4/2020
Series #BOND1 Interests	Series #BOND1	1953 First Edition, First Issue Casino Royale	$39,000	6/4/2020	6/12/2020
Series #LOTR Interests	Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	$29,000	6/4/2020	6/12/2020
Series #CATCHER Interests	Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	$12,500	6/4/2020	6/12/2020
Series #SUPER21 Interests	Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	$8,500	5/7/2020	6/17/2020
Series #BATMAN1 Interests	Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	$71,000	6/11/2020	6/18/2020
Series #GMTBLACK1 Interests	Series #GMTBLACK1	Rolex 18k Yellow Gold GMT-Master ref. 16758	$28,000	6/17/2020	6/25/2020
Series #BIRKINTAN Interests	Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	$28,000	6/17/2020	6/25/2020
Total at 6/30/2020	43 Series		$2,515,800

F-44

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

The Company received take-over offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Asset will be cancelled.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Total Initial Offering Price / Per Interest	Total Distribution to Interest Holders / Per Interests	Commentary
#71ALI	1971 “Fight of the Century” Contract	02/07/2020	$40,000	$31,000 / $15.50	$38,595/ $19.29

$40,000 acquisition offer for 1971 “Fight of the Century” Contract accepted on 02/07/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

#98JORDAN	1998 Michael Jordan Jersey	05/11/2020	$165,000	$128,000/ $64.00	$157,328 / $78.65

$165,000 acquisition offer for 1998 Michael Jordan Jersey accepted on 05/11/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

“#86JORDAN	1986 Fleer #57 Michael Jordan Card	06/01/2020	$80,000	$40,000/ $40.00	$71,649 / $71.64

$80,000 acquisition offer for 1986 Fleer #57 Michael Jordan Card accepted on 06/01/2020 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

Sale of the 1971 “Fight of the Century” Contract:

The Company received an acquisition offer for the Underlying Asset of Series #71ALI, the 1971 “Fight of the Century” Contract for $40,000 vs. the initial purchase price of $27,500 for a gain on sale of $8,950 net of $0 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on February 7, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #71ALI had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $3,005, net of $55 of net-loss-carryforward, for the which the Series has retained funds on its balance sheet. In addition, the Series will remit  $3,550 of sales taxes to the state of New York.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Total distribution to Interest Holders including cash, but net of corporate level taxes were $38,595 or $19.29 per Interest vs. the initial Offering price of $31,000 or $15.50 per Interest.

Series #71ALI will be dissolved upon payment of all current corporate tax liabilities of $3,005 and remittance of sales tax of $3,550.

Sale of the 1998 Michael Jordan Jersey:

The Company received an acquisition offer for the Underlying Asset of Series #98JORDAN, the 1998 Michael Jordan Jersey for $165,000 vs. the initial purchase price of $120,000 for a gain on sale of $44,935, net of $65 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on May 11, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #98JORDAN had $1,600 of cash and $0 of pre-paid insurance on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of $9,408, net of $0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $157,328 or $78.65 per Interest vs the initial Offering price of $128,000 or $64.00 per Interest.

Series #98JORDAN will be dissolved upon payment of all current tax liabilities of $9,408.

Sale of the 1986 Fleer #57 Michael Jordan Card:

The Company received an acquisition offer for the Underlying Asset of Series #86JORDAN, 1986 Fleer #57 Michael Jordan Card for $80,000 vs. the initial purchase price of $38,000 for a gain on sale of $41,948, net of $52 of capitalized Acquisition Expenses (as described in Note B(6)). The Company accepted the acquisition offer on June 1, 2020 and distributed cash to Interest Holders. At the time of the sale, Series #86JORDAN had $500 of cash and $144 of insurance payable on the balance sheet.

The transaction resulted in estimated corporate level taxes on the gain on sale of 8,816, net of 0 of net-loss-carryforward, for which the Series has retained funds on its balance sheet.

Total distribution to Interest Holders including cash, but net of corporate level taxes were $71,649 or $71.64 per Interest vs the initial Offering price of $40,000 or $40.00 per Interest.

Series #86JORDAN will be dissolved upon payment of all currently tax liabilities of $8,816.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying interim financial statements have been prepared in accordance with the instructions to Form 1-SA and in conformity with generally accepted accounting principles in the United States of America (“US GAAP” or “GAAP”) applicable to interim financial information. Accordingly, the information presented in the interim financial statements does not include all information and disclosures necessary for a fair presentation of RSE Archive, LLC’s financial position, results of operations and cash flows in conformity with GAAP for annual financial statements. In the opinion of management, these financial statements reflect all adjustments consisting of normal recurring accruals, necessary for a fair statement of financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto contained in RSE Archive, LLC’s Form 1-K and 1-K/A for the fiscal year ended December 31, 2019.

All Offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s Offering Circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Offering Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete Offering Expenses related to a particular Series’ Offering, the Manager has also incurred legal, accounting, user compliance expenses and other Offering related expenses during the six-month period ended June 30, 2020 and 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of Offerings. The Manager treats these expenses as Operating Expenses (as described in Note B(5)) related to the Manager’s business and will not be reimbursed for these through any activities or Offerings related to the Company or any of the Series.

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense, (as described in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses.”  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $33,996 for the six-month period ended June 30, 2020. The Company incurred no Operating Expenses during the period from inception (January 3, 2019) to June 30, 2019.

During the six-month period ended June 30, 2020, RSE Archive incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses per the table as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	6/30/2020
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,459
Series #71MAYS	1971 Willie Mays Jersey	964
Series #RLEXPEPSI	Rolex GMT Master II	715
Series #10COBB	1910 Ty Cobb Card	840
Series #POTTER	1997 First Edition Harry Potter	786
Series #TWOCITIES	First Edition A Tale of Two Cities	635
Series #FROST	First Edition A Boy's Will	630
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	979
Series #SMURF	Rolex Submariner "Smurf"	803
Series #70RLEX	1970 Rolex Beta 21	723
Series #EINSTEIN	First Edition of Philosopher-Scientist	632
Series #HONUS	1909-11 Honus Wagner Card	4,035
Series #75ALI	1975 Muhammad Ali Boots	1,018
Series #71ALI	1971 “Fight of the Century” Contract	210
Series #APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1,191
Series #88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	686
Series #BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	853
Series #33RUTH	1933 Goudey #144 Babe Ruth Card	1,048
Series #SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	460
Series #BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	648
Series #ULYSSES	1935 First Edition Ulysses	407
Series #ROOSEVELT	First Edition African Game Trails	399
Series #56MANTLE	1956 Topps #135 Mickey Mantle Card	445
Series #AGHOWL	First Edition Howl and Other Poems	393
Series #98JORDAN	1998 Michael Jordan Jersey	374
Series #18ZION	2018 Zion Williamson Adidas James Harden Sneakers	340
Series #SNOOPY	2015 Omega Speedmaster Moonwatch	354
Series #APOLLO11	Apollo 11 Crew-Signed New York Times Cover	318
Series #24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	2,328
Series #YOKO	First Edition Grapefruit	177
Series #86JORDAN	1986 Fleer #57 Michael Jordan Card	205
Series #HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	316
Series #RUTHBALL1	1934-39 Official American League Babe Ruth Single Signed Baseball	272
Series #HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	1,204
Series #38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	198
Series #55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	285
Series #LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	137
Series #CATCHER	1951 First Edition, First Issue The Catcher in the Rye	97
Series #BOND1	1953 First Edition, First Issue Casino Royale	164
Series #SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	58
Series #BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	192
Series #BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	62
Series #GMTBLACK1	Series Rolex GMT-Master ref. 16758	166
RSE Archive		9,744
Total Operating Expenses		$37,950

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Solely in the case of the Series with closed Offerings listed in the table above, the Manager has elected that certain, but not all of the post-Closing Operating Expenses of $28,205 for the six-month period ended June 30, 2020 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a Closing, such as fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired Underlying Asset after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties has invested $3,937,681 in Underlying Assets since inception on January 3,2019. For the six-month period ended June 30, 2020, the total investment in Underlying Assets was $2,353,503.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $2,353,503 of investments during the six-month period ended June 30, 2020, $2,351,261 were related to the purchase price of, or down payments on Underlying Assets, excluding $185,500 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at June 30, 2020 to $3,929,739, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation costs to transport the Underlying Asset from the Asset Seller to the Company’s facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the six-month period ended June 30, 2020, $2,242 of Acquisition Expenses related to the transportation, inspection, repair of Underlying Assets and other acquisition related expenses were incurred, excluding $117 related to Underlying Assets sold. he total investment in Underlying Assets as of June 30, 2020 is as follows, excluding the total investments of any Series for which the Underlying Assets have been sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of 6/30/2020
Capitalized Costs
Applicable Series		Asset	Purchase Price / Down payment	Transpor-tation	Authen-tication	Other	Total
#52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$ 125,000	$ -	$ -	$ -	$ 125,000
#71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	-	52,500
#RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	-	16,800
#10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	-	35,000
#POTTER	(1)	1997 First Edition Harry Potter	65,000	-	100	5,000	70,100
#TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	-	100	-	12,100
#FROST	(1)	First Edition A Boy's Will	10,000	-	100	-	10,100
#BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	-	55,500
#SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	-	29,500
#70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	-	17,900
#EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	-	100	-	11,100
#HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	-	500,028
#75ALI	(1)	1975 Muhammad Ali Boots	44,000	65	-	-	44,065
#APROAK	(1)	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	72,500	-	-	-	72,500
#88JORDAN	(1)	1988 Michael Jordan Nike Air Jordan III Sneakers	20,000	-	-	-	20,000
#BIRKINBOR	(1)	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	50,000	-	-	-	50,000
#33RUTH	(1)	1933 Goudey #144 Babe Ruth Card	74,000	-	-	-	74,000
#SPIDER1	(1)	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	20,000	-	-	-	20,000
#BATMAN3	(1)	1940 D.C. Comics Batman #3 CGC NM 9.4	75,000	-	-	-	75,000
#ULYSSES	(1)	1935 First Edition Ulysses	22,000	-	100	-	22,100
#ROOSEVELT	(1)	First Edition African Game Trails	17,000	-	200	-	17,200
#56MANTLE	(1)	1956 Topps #135 Mickey Mantle Card	9,000	-	-	-	9,000
#AGHOWL	(1)	First Edition Howl and Other Poems	15,500	-	100	-	15,600
#18ZION	(1)	2018 Zion Williamson Adidas James Harden Sneakers	13,500	45	-	-	13,545
#SNOOPY	(1)	2015 Omega Speedmaster Moonwatch	24,000	-	-	-	24,000
#APOLLO11	(1)	Apollo 11 Crew-Signed New York Times Cover	30,000	-	-	-	30,000
#24RUTHBAT	(1)	1924 George "Babe" Ruth Professional Model Bat	250,000	6	-	-	250,006
#YOKO	(1)	First Edition Grapefruit	12,500	-	100	-	12,600
#HULK1	(1)	1962 The Incredible Hulk #1 CGC VF 8.0	87,000	6	-	-	87,006
#RUTHBALL1	(1)	1934-39 Official American League Babe Ruth Single Signed Baseball	27,000	6	-	-	27,006
#HIMALAYA	(1)	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	130,000	-	-	-	130,000
#38DIMAGGIO	(1)	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	20,000	6	-	-	20,006
#55CLEMENTE	(1)	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	36,000	6	-	-	36,006
#LOTR	(1)	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	27,500	-	100	-	27,600
#CATCHER	(1)	1951 First Edition, First Issue The Catcher in the Rye	11,500	-	100	-	11,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#BOND1	(1)	1953 First Edition, First Issue Casino Royale	37,000	-	100	-	37,100
#SUPER21	(1)	1943 Superman #21 CGC VF/NM 9.0 comic book	7,000	23	-	-	7,023
#BATMAN1	(1)	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	68,500	77	-	-	68,577
#BIRKINTAN	(1)	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	25,000	244	-	-	25,244
#GMTBLACK1	(1)	Series Rolex GMT-Master ref. 16758	25,000	30	-	-	25,030
#61JFK	(2)	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	16,250	-	100	-	16,350
#POKEMON1	(2)	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	118,000	-	-	-	118,000
#50JACKIE	(2)	1950 Bowman #22 Jackie Robinson Card	9,200	-	-	-	9,200
#LINCOLN	(2)	1864 Signed, Vignetted Portrait of Abraham Lincoln	64,000	-	-	-	64,000
#STARWARS1	(2)	1977 Star Wars #1 CGC VF/NM 9.0 comic book	10,000	-	-	-	10,000
#TMNT1	(2)	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	59,000	-	-	-	59,000
#68MAYS	(2)	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	-	83	-	-	83
#CAPTAIN3	(2)	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	35,500	23	-	-	35,523
#APEOD	(2)	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	28,000	-	-	-	28,000
#AMZFNT15	(2)	1962 Amazing Fantasy #15 CGC VG+ 4.5	30,500	6	-	-	30,506
#CHURCHILL	(2)	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	6,500	-	100	-	6,600
#SHKSPR4	(2)	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	105,000	-	100	-	105,100
#FANFOUR1	(2)	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	100,000	63	-	-	100,063
#ANMLFARM	(2)	First Edition, First printing of Animal Farm by George Orwell	8,700	-	100	-	8,800
#SOBLACK	(2)	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	50,000	253	-	-	50,253
#85MARIO	(2)	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	140,000	-	-	-	140,000
#TKAM	(2)	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	28,500	-	100	-	28,600
#NEWTON	(2)	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	40,000	-	-	-	40,000
#GATSBY	(2)	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	185,000	-	100	-	185,100
#05LATOUR	(2)	One case of twelve (12) 75cl bottles of 2005 Château Latour	4,465	-	-	-	4,465
#16SCREAG	(2)	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	19,166	-	-	-	19,166
#16PETRUS	(2)	Two cases of six (6) 75cl bottles of 2016 Château Petrus	22,942	-	-	-	22,942
#14DRC	(2)	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	27,588	-	-	-	27,588
#DAREDEV1	(2)	1964 Daredevil #1 CGC VF/NM 9.0 comic book	9,500	-	-	-	9,500
#BATMAN6	(2)	1941 Batman #6 CGC NM 9.4 comic book	23,500	-	-	-	23,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#FAUBOURG	(2)	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	115,000	-	-	-	115,000
#ALICE	(2)	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	9,200	-	100	-	9,300
#SUPER14	(2)	1942 Superman #14 CGC NM 9.4 comic book	120,000	-	-	-	120,000
#AVENGERS1	(2)	1963 Avengers #1 CGC NM + 9.6 comic book	250,000	-	-	-	250,000
#DUNE	(2)	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	10,500	-	100	-	10,600
#03KOBE	(2)	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	11,000	-	-	-	11,000
#62MANTLE	(2)	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	33,000	-	-	-	33,000
#86RICE	(2)	1986 Topps #161 Jerry Rice Rookie Card	20,000	-	-	-	20,000
#94JETER	(2)	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	39,000	-	-	-	39,000
Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Annual Capitalized Cost Breakdown
Acquisition Expense 2019			$ 1,578,478	$ -	$ 700	$ 5,000	$ 1,584,178
Acquisition Expense 1H 2020			$ 2,351,261	$ 942	$ 1,300	$ -	$ 2,353,503
Grant Total			$ 3,929,739	$ 942	$ 2,000	$ 5,000	$ 3,937,681

Note: Excludes $185,617 of capitalized acquisitions costs related to Underlying Assets sold.

(1)Offering for Series Interests closed at June 30, 2020 and Underlying Asset owned by applicable Series.

(2)At June 30, 2020 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses for which the Manager has elected not to be reimbursed.

In the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, , the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future Operating Expenses.

Members’ equity in Membership Contributions issued in a successful Closing of an Offering for a particular Series are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of any successfully closed Offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an Offering does not close. At June 30, 2020, the following Offerings for Series Interests had closed:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
#52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
#71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
#RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
#10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
#POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
#TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
#FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
#BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
#SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
#70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
#EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
#HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
#75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
#71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
#APROAK	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	1/3/2020	75,000	750	-	563	73,687
#88JORDAN	1988 Michael Jordan Nike Air Jordan III Sneakers	1/29/2020	22,000	220	230	500	21,050
#BIRKINBOR	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile	2/20/2020	52,500	525	225	500	51,250
#33RUTH	1933 Goudey #144 Babe Ruth Card	2/26/2020	77,000	770	602	578	75,050
#SPIDER1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	3/4/2020	22,000	220	230	500	21,050
#BATMAN3	1940 D.C. Comics Batman #3 CGC NM 9.4	3/4/2020	78,000	780	585	585	76,050
#ULYSSES	1935 First Edition Ulysses	3/10/2020	25,500	255	695	500	24,050
#ROOSEVELT	First Edition African Game Trails	3/10/2020	19,500	195	1,008	500	17,797
#56MANTLE	1956 Topps #135 Mickey Mantle Card	3/11/2020	10,000	100	-	500	9,400
#AGHOWL	First Edition Howl and Other Poems	3/11/2020	19,000	190	810	500	17,500
#98JORDAN	1998 Michael Jordan Jersey	3/22/2020	128,000	1,280	4,160	960	121,600
#18ZION	2018 Zion Williamson Adidas James Harden Sneakers	4/2/2020	15,000	150	200	500	14,150
#SNOOPY	2015 Omega Speedmaster Moonwatch	4/7/2020	25,500	255	-	500	24,745
#APOLLO11	Apollo 11 Crew-Signed New York Times Cover	4/19/2020	32,000	320	130	500	31,050
#24RUTHBAT	1924 George "Babe" Ruth Professional Model Bat	5/3/2020	255,000	2,550	-	1,912	250,538
#YOKO	First Edition Grapefruit	5/11/2020	16,000	160	840	500	14,500

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#86JORDAN	1986 Fleer #57 Michael Jordan Card	5/13/2020	40,000	400	600	500	38,500
#HULK1	1962 The Incredible Hulk #1 CGC VF 8.0	5/24/2020	89,000	890	142	668	87,301
#RUTHBALL1	1934-39 American League Babe Ruth Single Signed Baseball	5/24/2020	29,000	290	510	500	27,700
#HIMALAYA	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile	5/27/2020	140,000	1,400	6,300	1,050	131,250
#38DIMAGGIO	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	6/4/2020	22,000	220	680	500	20,600
#55CLEMENTE	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	6/4/2020	38,000	380	520	500	36,600
#LOTR	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	6/11/2020	29,000	290	10	500	28,200
#CATCHER	1951 First Edition, First Issue The Catcher in the Rye	6/11/2020	12,500	125	25	500	11,850
#BOND1	1953 First Edition, First Issue Casino Royale	6/11/2020	39,000	390	510	500	37,600
#SUPER21	1943 Superman #21 CGC VF/NM 9.0 comic book	6/17/2020	8,500	85	615	500	7,300
#BATMAN1	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	6/18/2020	71,000	710	658	532	69,101
#BIRKINTAN	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	6/25/2020	28,000	280	1,520	500	25,700
#GMTBLACK1	Series Rolex GMT-Master ref. 16758	6/25/2020	28,000	280	1,520	500	25,700
Total			$2,515,800	$25,158	$41,339	$28,278	$2,421,025

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at Closing of Offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of June 30, 2020.

RSE Archive, LLC, as the master Series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership Interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

F-58

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Assets.

As of June 30, 2020, and December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

F-59

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On December 20, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into the DM with Upper90 with an initial borrowing capacity of $2.25 million. On May 15, 2020, the DM was expanded to a borrowing capacity of $3.25 million. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM.

Of the outstanding borrowings, $1,590,850 were related to Underlying Assets and the remainder to were held in cash or related to the assets of the affiliate of the Asset Manager. The table below outlines the debt balance at June 30, 2020 vs. December 31, 2019:

Debt Outstanding Upper90 Demand Note
At 12/31/2019	$1,560,000
At 6/30/2020	$3,250,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of June 30, 2020 , we have not yet generated any revenues directly attributable to the Company or any Series to date. In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise. The New York City showroom has been closed since March 2020 due to COVID-19, but is planned to reopen in the fourth quarter 2020. In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such Underlying Assets.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

F-61

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the Underlying Assets will be allocated amongst the Series whose Underlying Assets are part of the commercialization events, based on the value of the Underlying Asset. No revenues attributable directly to the Company or any Series have been generated during the six-month period ended June 30, 2020.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)) are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an Offering (as described in Note B(7)) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)) are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F – FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below) (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Interest Holders of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow (as described below) in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of June 30, 2020, and December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series. The Company did make distributions to Interest Holders related to sale of Underlying Assets as described in “Asset Dispositions” in “Note A - Description Of Organization and Business Operations.”

NOTE G - INCOME TAX

As of June 30, 2020, each individual Series has elected to be treated as a corporation for tax purposes. RSE Archive and RSE Archive Manager have elected to be treated as partnerships.

No provision for income taxes for the six-month period ended June 30, 2020 has been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the 3 Series that were sold. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at June 30, 2020 are fully offset by a valuation allowance (other than for Series #71ALI, Series #98JORDAN and Series #86JORDAN), and therefore, no tax benefit applicable to the loss for each individual Series for the six-month period ended June 30, 2020 has been recognized. Losses incurred after January 1, 2018 do not expire for federal income tax purposes.

Series #71ALI, Series #98JORDAN and Series #86JORDAN have sold their primary operating asset during the six-month period ended June 30, 2020. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
Series #	#71ALI	#98JORDAN	#86JORDAN
Income before provision for income taxes	$8,950	$44,935	$41,948
Reversal of valuation allowance	(265)	(374)	(205)
Taxed at federal and state statutory rates	35%	21%	21%
Provision for income taxes	$3,005	$9,408	$8,816

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the six-month period ended June 30, 2020 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through September 28, 2020.

Series / Series Name	Underlying Asset	Maximum Offering Size	Opening Date	Closing Date
#61JFK / Series Inaugural Addresses	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	$23,000	6/27/2020	7/7/2020
#50JACKIE / Series 1950 Jackie Robinson Card	1950 Bowman #22 Jackie Robinson Card	$10,000	6/10/2020	7/8/2020
#POKEMON1 / Series 1999 Pokémon First Edition Set	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	$125,000	6/23/2020	7/8/2020
#LINCOLN / Series 1864 Abraham Lincoln Photo	1864 Signed, Vignetted Portrait of Abraham Lincoln	$80,000	7/1/2020	7/9/2020
#STARWARS1 / Series Star Wars #1	1977 Star Wars #1 CGC VF/NM 9.0 comic book	$12,000	7/1/2020	7/14/2020
#56TEDWILL / Series 1956 Ted Williams Jersey	1956 Ted Williams Game-Worn Red Sox Home Jersey	$90,000	7/16/2020	7/26/2020
#68MAYS / Series 1968 Willie Mays Bat	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	$39,000	7/17/2020	7/26/2020
#TMNT1 / Series Teenage Mutant Ninja Turtles #1	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	$65,000	7/23/2020	7/30/2020
#CAPTAIN3 / Series Captain America #3	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	$37,000	7/23/2020	7/30/2020
#51MANTLE / Series 1951 Bowman Mickey Mantle Card	1951 Bowman #253 Mickey Mantle Card	$34,000	7/16/2020	7/30/2020
#CHURCHILL / Series Second World War	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	$7,500	7/7/2020	8/6/2020
#SHKSPR4 / Series 1685 Shakespeare Fourth Folio	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	$115,000	7/30/2020	8/6/2020
#03KOBE / Series 2003-04 UD Kobe Bryant Card	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	$50,000	8/2/2020	8/16/2020
#03LEBRON / Series 2003-04 UD LeBron James Card	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	$34,000	8/5/2020	8/16/2020
#03JORDAN / Series 2003-04 UD Michael Jordan Card	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	$41,000	8/6/2020	8/16/2020
#39TEDWILL / Series 1939 Play Ball Ted Williams Card	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	$28,000	8/13/2020	8/24/2020
#94JETER / Series 1994 Derek Jeter Jersey	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	$45,000	8/9/2020	8/24/2020

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

#2020TOPPS / Series 2020 Topps Complete Set	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	$100,000	8/13/2020	8/25/2020
#FANFOUR1 / Series 1961 Fantastic Four #1	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	$105,000	8/23/2020	9/2/2020
#86RICE / Series 1986 Topps Jerry Rice Card	1986 Topps #161 Jerry Rice Rookie Card	$23,000	7/28/2020	9/15/2020
#DAREDEV1 / Series Daredevil #1	1964 Daredevil #1 CGC VF/NM 9.0 comic book	$11,500	7/28/2020	9/15/2020
#85MARIO / Series 1985 Super Mario Bros.	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	$150,000	8/16/2020	9/15/2020
#TOS39 / Series Tales of Suspense #39	1963 Tales of Suspense #39 CGC NM 9.4 comic book	$135,000	8/27/2020	9/15/2020
#05LATOUR / Series 2005 Château Latour	One case of twelve (12) 75cl bottles of 2005 Château Latour	$9,800	9/3/2020	9/15/2020
#16SCREAG / 2016 Screaming Eagle	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	$39,000	9/3/2020	9/15/2020
#14DRC / Series 2014 Domaine de la Romanée-Conti	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	$54,000	9/3/2020	9/15/2020
#57MANTLE / Series 1957 Topps Mickey Mantle Card	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	$8,000	9/6/2020	9/21/2020
#FAUBOURG / Series Hermès Sellier Faubourg Birkin	Two cases of six (6) 75cl bottles of 2016 Château Petrus	$150,000	9/9/2020	9/21/2020

The Company expects to launch and close additional Offerings throughout the remainder of the year and beyond.

F-66

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the "Company") in total and for each listed Series as of December 31, 2019, and the related consolidated statements of operations, members' equity, and cash flows for the Company in total and for each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2019, and the consolidated results of operations and cash flows for the Company and each listed Series for the period from January 3, 2019 (inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series’ lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement

As discussed in Note J to the financial statements the financial statements have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Company and each listed Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's or each listed Series internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Company's auditor since 2020.

EISNERAMPER LLP

New York, New York

March 31, 2020, except for Note J as to which the date is April 21, 2020.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$ 1,450	$ 1,600	$ 300	$ 1,545	$ 1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 13	$ 13	$ -
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 126,450	$ 54,102	$ 17,100	$ 36,545	$ 71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$ 1,495	$ 1,695	$ 1,250	$ 1,100	$ 1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 13	$ -
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 13,596	$ 11,796	$ 56,751	$ 30,600	$ 19,100

See accompanying notes, which are an integral part of these financial statements.

F-69

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	13	13	-
Insurance	237	100	32	66	66
Professional Fees	220	200	180	154	130
Marketing Expense	150	-	-	-	-
Total Operating Expenses	607	301	225	233	196
Operating Loss	(607)	(301)	(225)	(233)	(196)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(607)	(301)	(225)	(233)	(196)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)

Basic and Diluted (Loss) per Membership Interest	$(0.61)	$(0.15)	$(0.11)	$(0.23)	$(0.07)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$-	$-	$1	$-	$-
Transportation	-	-	-	163	-
Insurance	12	10	104	56	34
Professional Fees	130	130	110	110	71
Marketing Expense	-	-	-	-	-
Total Operating Expenses	142	140	215	329	105
Operating Loss	(142)	(140)	(215)	(329)	(105)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(142)	(140)	(215)	(329)	(105)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)

Basic and Diluted (Loss) per Membership Interest	$(0.71)	$(0.70)	$(0.21)	$(0.16)	$(0.10)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

F-72

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Operating Expenses
Storage	$1	$-	$-	$-	$1,881
Transportation	-	-	-	-	580
Insurance	11	949	83	52	2,607
Professional Fees	61	16	3	3	1,517
Marketing Expense	-	-	-	-	1,420
Total Operating Expenses	73	965	86	55	8,005
Operating Loss	(73)	(965)	(86)	(55)	(8,005)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	36
Income / (Loss) Before Income Taxes	(73)	(965)	(86)	(55)	(8,041)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.10)	$(0.04)	$(0.03)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

F-73

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net loss	(607)	(301)	(225)	(233)	(196)
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,466	$71,130

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net loss	(142)	(140)	(215)	(329)	(105)
Balance December 31, 2019	$13,584	$11,786	$56,647	$30,531	$19,066

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Members' Equity / (Deficit)
Balance January 3, 2019	$ -	$ -	$ -	$ -	$ -
Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net loss	(73)	(965)	(86)	(55)	(8,041)
Balance December 31, 2019	$12,840	$504,379	$44,969	$29,049	$1,030,281

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	(Restated) Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	220	203	180	154	131
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	(2)	-	-	(1)
Due to the Manager for Insurance	237	100	32	66	66
Accounts Payable	-	-	13	13	-
Net cash used in operating activities	(150)	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)
Net cash used in investing activities	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	126,600	48,850	17,100	36,600	70,740
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net cash used in financing activities	126,600	48,850	17,100	36,545	71,195

Net change in cash	1,450	1,600	300	1,545	1,095
Cash beginning of period	-	-	-	-	-
Cash end of period	1,450	1,600	300	1,545	1,095
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$5,250	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	131	131	112	110	71
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	(1)	(1)	-	-
Due to the Manager for Insurance	12	10	104	56	34
Accounts Payable	-	-	-	13	-
Net cash used in operating activities	-	-	-	(150)	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)
Net cash used in investing activities	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,800	12,000	56,750	30,750	19,250
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net cash used in financing activities	13,595	11,795	56,750	30,750	19,100

Net change in cash	1,495	1,695	1,250	1,100	1,200
Cash beginning of period	-	-	-	-	-
Cash end of period	1,495	1,695	1,250	1,100	1,200
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	(Restated) Series #HONUS	Series #75ALI	Series #71ALI	(Restated) Consolidated
Cash Flows from Operating Activities:
Net (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	63	16	5	4	7,644
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	-	(2)	(1)	(1,881)
Due to the Manager for Insurance	11	949	83	52	2,607
Accounts Payable	-	-	-	-	130
Net cash used in operating activities	-	-	-	-	459

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	(282,250)
Investment in memorabilia	(11,100)	(225,000)	(44,000)	(27,500)	(1,021,650)
Net cash used in investing activities	(11,100)	(225,000)	(44,000)	(27,500)	(1,303,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,000	230,300	45,040	29,100	749,880
Due to the manager and other affiliates	-	-	-	-	577,500
Contribution related to Offering Closings and Asset Sales	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net cash used in financing activities	12,850	230,300	45,050	29,100	1,327,900

Net change in cash	1,750	5,300	1,050	1,600	24,459
Cash beginning of period	-	-	-	-	-
Cash end of period	1,750	5,300	1,050	1,600	24,459
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	$275,028	-	-	$280,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company”) is a Delaware series limited liability company formed on January 3, 2019.  RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. serves as the asset manager for the collection of collectible memorabilia owned by the Company and each series (the “Asset Manager”). The Company was formed to engage in the business of acquiring and managing a collection of collectible memorabilia (the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series” or “Series of Interests”), that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Asset Manager is a Delaware corporation formed on April 28, 2016. The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

The Company intends to sell Interests in a number of separate individual Series of the Company. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are a single collectible memorabilia (plus any cash reserves for future operating expenses), as well as certain liabilities related to expenses pre-paid by the Asset Manager.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the closing of an offering, each Series is responsible for its own “Operating Expenses” (as defined in Note B(5)). Prior to the closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (“Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the closing of each successful offering for its services of sourcing the collectible memorabilia (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record received a fee (the “Brokerage Fee”) of 1.0% of the cash from offering for facilitating the sale of securities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Custody Fee: For all Series qualified up to the date of this filing the custody broker received a fee (the “Custody Fee”) of 0.75% of the cash from offering for facilitating the sale of securities.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of “Free Cash Flow” (as defined in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company had sustained a net loss of $(8,041) for the period from January 3, 2019 to December 31, 2019 and had an accumulated deficit of $(8,041) as of December 31, 2019.

All of the liabilities on the balance sheet as of December 31, 2019 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future offerings for the various Series of Interests. As of December 31, 2019, the Company has negative working capital of approximately $(0.6) million. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Through December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets. Management’s plans include anticipating that it will commence commercializing the collection in 2021. Each Series will continue to incur Operating Expenses including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of December 31, 2019.

F-80

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

At December 31, 2019, the Company and the Series for which closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$1,450
Series #71MAYS	1971 Willie Mays Jersey	1,600
Series #RLEXPEPSI	Rolex GMT Master II	300
Series #10COBB	1910 Ty Cobb Card	1,545
Series #POTTER	1997 First Edition Harry Potter	1,095
Series #TWOCITIES	First Edition A Tale of Two Cities	1,495
Series #FROST	First Edition A Boy's Will	1,695
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,250
Series #SMURF	Rolex Submariner "Smurf"	1,100
Series #70RLEX	1970 Rolex Beta 21	1,200
Series #EINSTEIN	First Edition of Philosopher-Scientist	1,750
Series #HONUS	1909-11 Honus Wagner Card	5,300
Series #75ALI	1975 Muhammad Ali Boots	1,050
Series #71ALI	1971 “Fight of the Century” Contract	1,600
Total Series Cash Balance		22,430
RSE Archive		2,029
Total Cash Balance		$24,459

The cash on the books of RSE Archive is reserved to funding future pre-closing Operating Expenses or “Acquisition Expenses” (see Note B(6) for definition and additional details), as the case may be. The cash on the books of each Series is reserved for funding of post-closing Operating Expenses. During the period from January 3, 2019 to December 31, 2019, the Manager has paid for certain but not all Operating Expenses related to any of the Series that have had closed offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $7,644.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual Series, as has been the case for the majority of the Series for which closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future operating expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

The Company has completed several initial offerings since its inception in 2019 and plans to continue to increase the number of initial offerings going forward. The table below outlines all offerings for which a closing has occurred as of December 31, 2019. All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #52MANTLE Interests	Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$132,000	10/18/2019	10/25/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #71MAYS Interests	Series #71MAYS	1971 Willie Mays Jersey	$57,000	10/25/2019	10/31/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 10% of Interests as part of total purchase consideration

Series #RLEXPEPSI Interests	Series #RLEXPEPSI	Rolex GMT Master II 126710BLRO	$17,800	11/1/2019	11/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #10COBB Interests	Series #10COBB	1910 E98 Ty Cobb Card	$39,000	11/8/2019	11/14/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #POTTER Interests	Series #POTTER	1997 First Edition Harry Potter	$72,000	11/15/2019	11/21/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #TWOCITIES Interests	Series #TWOCITIES	First Edition A Tale of Two Cities	$14,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #FROST Interests	Series #FROST	First Edition A Boy's Will	$13,500	11/15/2019	11/21/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #BIRKINBLEU Interests	Series #BIRKINBLEU	Bleu Saphir Lizard Hermès Birkin	$58,000	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #SMURF Interests	Series #SMURF	Rolex Submariner Date "Smurf" Ref. 116619LB	$34,500	11/22/2019	11/27/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #70RLEX Interests	Series #70RLEX	1970 Rolex Ref. 5100 Beta 21	$20,000	11/27/2019	12/6/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #EINSTEIN Interests	Series #EINSTEIN	First Edition of Philosopher-Scientist	$14,500	12/6/2019	12/13/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #HONUS Interests	Series #HONUS	1909-1911 T206 Honus Wagner Card	$520,000	12/13/2019	12/26/2019

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Memorabilia Seller was issued 53% of Interests as part of total purchase consideration

Series #75ALI Interests	Series #75ALI	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	$46,000	12/20/2019	12/29/2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #71ALI Interests	Series #71ALI	1971 “Fight of the Century” Contract	$31,000	12/20/2019	12/30/2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Total at 12/31/2019	14 Series		$1,069,800

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

From time to time, the Company receives unsolicited take-over offers for the Underlying Assets. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board evaluates the offers and determines that if, on a case by case basis, it is in the interest of the Investors to sell the Underlying Asset. In certain instances,  the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no offering has yet occurred. In these instances, the anticipated offering related to such Underlying Asset will be cancelled.

For the period from January 3, 2019 to December 31, 2019, no asset dispositions had been executed.

Please see Note I, Subsequent Events for additional details on closings of initial offerings or asset dispositions after December 31, 2019.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

10.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

All offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s offering circular (as amended). Separate financial statements are presented for each such Series.

11.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

12.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

13.Offering Expenses:

Offering expenses related to the offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed offering and will generally be charged to members' equity upon the completion of the proposed offering. Offering expenses that are incurred prior to the closing of an offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for offering expenses incurred with respect to the offerings for all Series that have had a closing as of the date of the financial statements and potentially other future offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete offering expenses related to a particular Series’ offering, the Manager has also incurred legal, accounting, user compliance expenses and other offering related expenses during the period from January 3, 2019 to December 31, 2019 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of offerings. The Manager treats these expenses as operating expenses related to the Manager’s business and will not be reimbursed for these through any activities or offerings related to the Company or any of the Series.

14.Operating Expenses:

Operating Expenses related to a particular memorabilia include storage, insurance, transportation (other than the initial transportation from the memorabilia location to the Manager’s storage facility prior to the offering, which is treated as an “Acquisition Expense”, as defined in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other memorabilia specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”.  We distinguish between pre-closing and post-closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future offering, expenses of this nature that are incurred prior to the closing of an offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and totaled $7,644 for the period from January 3, 2019 to December 31, 2019.

During the period from January 3, 2019 to December 31, 2019, RSE Archive incurred pre-closing Operating expenses and the following Series had closed Offerings and incurred post-closing Operating Expenses per the table below:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Asset	12/31/2019
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	$607
Series #71MAYS	1971 Willie Mays Jersey	301
Series #RLEXPEPSI	Rolex GMT Master II	225
Series #10COBB	1910 Ty Cobb Card	233
Series #POTTER	1997 First Edition Harry Potter	196
Series #TWOCITIES	First Edition A Tale of Two Cities	142
Series #FROST	First Edition A Boy's Will	140
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	215
Series #SMURF	Rolex Submariner "Smurf"	329
Series #70RLEX	1970 Rolex Beta 21	105
Series #EINSTEIN	First Edition of Philosopher-Scientist	73
Series #HONUS	1909-11 Honus Wagner Card	965
Series #75ALI	1975 Muhammad Ali Boots	86
Series #71ALI	1971 “Fight of the Century” Contract	55
RSE Archive		4,333
Total Operating Expenses		$8,005

Solely in the case of the Series with closed offerings listed in the table above, the Manager has elected that certain, but not all of the post-closing Operating Expenses for the period from January 3, 2019 to December 31, 2019 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series.

F-86

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

15.Capital Assets:

Memorabilia assets are recorded at cost. The cost of the memorabilia includes the purchase price, including any deposits for the memorabilia funded by the Manager and “Acquisition Expenses,” which include transportation of the memorabilia to the Manager’s storage facility, pre-purchase inspection, pre-offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats memorabilia assets as collectible and therefore the Company will not depreciate or amortize the collectible memorabilia assets going forward. The collectible memorabilia are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The collectible memorabilia assets are initially purchased by the Company, either prior to launching an offering or through the exercising of a purchase option simultaneous with the closing of an offering for a particular Series. At closing of an offering for a Series of Interests the collectible memorabilia assets, including capitalized Acquisition Expenses, are then transferred to the Series. Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a closing, such as registration fees or fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired memorabilia after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the offering. In case of a closing at a loss, the Manager will make an additional capital contribution to the Series to cover any losses, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future operating expenses.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties invested in memorabilia assets. For the period from January 3, 2019 to December 31, 2019, the total investment in memorabilia assets was $1,584,178.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $1,584,178 of investments during the period from January 3, 2019 to December 31, 2019, $1,578,478 were related to the purchase price of, or down payments on Underlying Assets, excluding $0 related to the Underlying Assets sold. This brings the total spent on purchase price and down-payments at December 31, 2019 to $1,578,478, since the inception of the Company on January 3, 2019.

Acquisition Expenses related to a particular Series, that are incurred prior to the closing of an offering, are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example transportation costs to transport the asset from the seller to the Company’s facility, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses are capitalized into the cost of the memorabilia as per the table below. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the period from January 3, 2019 to December 31, 2019, $5,700 of Acquisition Expenses related to the registration, transportation, inspection, repair of collectible memorabilia and other acquisition related expenses were incurred, excluding $0 related to Underlying Assets sold.

The total investment in memorabilia assets as of December 31, 2019 is as follows:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

As of 12/31/2019
Capitalized Costs
	Applicable Series		Asset	Purchase Price / Down payment	Authen-tication	Other	Total
Asset 1	Series #52MANTLE	(1)	1952 Topps #311 Mickey Mantle Card	$125,000	$-	$-	$125,000
Asset 2	Series #71MAYS	(1)	1971 Willie Mays Jersey	52,500	-	-	52,500
Asset 3	Series #RLEXPEPSI	(1)	Rolex GMT Master II	16,800	-	-	16,800
Asset 4	Series #10COBB	(1)	1910 Ty Cobb Card	35,000	-	-	35,000
Asset 5	Series #POTTER	(1)	1997 First Edition Harry Potter	65,000	100	5,000	70,100
Asset 6	Series #TWOCITIES	(1)	First Edition A Tale of Two Cities	12,000	100	-	12,100
Asset 7	Series #FROST	(1)	First Edition A Boy's Will	10,000	100	-	10,100
Asset 8	Series #BIRKINBLU	(1)	Bleu Saphir Lizard Hermès Birkin	55,500	-	-	55,500
Asset 9	Series #SMURF	(1)	Rolex Submariner "Smurf"	29,500	-	-	29,500
Asset 10	Series #70RLEX	(1)	1970 Rolex Beta 21	17,900	-	-	17,900
Asset 11	Series #EINSTEIN	(1)	First Edition of Philosopher-Scientist	11,000	100	-	11,100
Asset 12	Series #HONUS	(1)	1909-11 Honus Wagner Card	500,028	-	-	500,028
Asset 13	Series #75ALI	(1)	1975 Muhammad Ali Boots	44,000	-	-	44,000
Asset 14	Series #71ALI	(1)	1971 “Fight of the Century” Contract	27,500	-	-	27,500
Asset 15	Series #APROAK	(2)	AP Royal Oak A-Series	72,500	-	-	72,500
Asset 16	Series #88JORDAN	(2)	1988 Air Jordan III Sneakers	20,000	-	-	20,000
Asset 17	Series #SNOOPY	(2)	2015 Omega Speedmaster Moonwatch	24,000	-	-	24,000
Asset 18	Series #98JORDAN	(2)	1998 Michael Jordan Jersey	120,000	-	-	120,000
Asset 19	Series #18ZION	(2)	2018 Zion Williamson Sneakers	13,500	-	-	13,500
Asset 20	Series #YOKO	(2)	First Edition Grapefruit	12,500	100	-	12,600
Asset 21	Series #APOLLO11	(2)	Apollo 11 New York Times	30,000	-	-	30,000
Asset 22	Series #APEOD	(2)	AP Royal Oak "End of Days"	28,000	-	-	28,000
Asset 23	Series #ROOSEVELT	(2)	First Edition African Game Trails	17,000	200	-	17,200
Asset 24	Series #AGHOWL	(2)	First Edition Howl and Other Poems	15,500	-	-	15,500
Asset 25	Series #56MANTLE	(2)	1956 Mickey Mantle Card	9,000	-	-	9,000
Asset 26	Series #24RUTHBAT	(2)	1924 Babe Ruth Bat	50,000	-	-	50,000
Asset 27	Series #33RUTH	(2)	1933 Babe Ruth Card	74,000	-	-	74,000
Asset 28	Series #BIRKINBOR	(2)	2015 Hermès Bordeaux Birkin	12,500	-	-	12,500
Asset 29	Series #HIMALAYA	(2)	2014 Hermès Himalaya Birkin	32,500	-	-	32,500
Asset 30	Series #SPIDER1	(2)	1963 Amazing Spider-Man #1	5,000	-	-	5,000
Asset 31	Series #BATMAN3	(2)	1940 Batman #3	18,750	-	-	18,750
Asset 32	Series #ULYSSES	(2)	1935 First Edition Ulysses	22,000	-	-	22,000
Total				$1,578,478	$700	$5,000	$1,584,178

Acquisition Expense 2019				$1,578,478	$700	$5,000	$1,584,178

Note: Excludes $0 of capitalized acquisitions costs related to Underlying Assets sold.

(3)Offering for Series Interests closed at December 31, 2019 and Underlying Asset owned by applicable Series.

(4)At December 31, 2019 owned by RSE Archive, LLC and not by any Series. To be owned by the applicable Series as of the closing of the applicable offering.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

16.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the period.

Capital contributions from the Manager are made to cover Operating Expenses (as described in Note B(5) above), such as storage, insurance, transportation and ongoing accounting and legal expenses incurred by the Company or any of the Series, for which the Manager has elected not to be reimbursed.

Members’ equity in Membership Contributions issued in a successful closing of an offering for a particular Series are calculated by taking the amount of membership Interests sold in an offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the offering are paid from the proceeds of any successfully closed offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an offering does not close. At December 31, 2019, the following offerings for Series Interests had closed:

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	10/25/2019	$132,000	$1,320	$3,090	$990	$126,600
Series #71MAYS	1971 Willie Mays Jersey	10/31/2019	57,000	570	1,830	500	54,100
Series #RLEXPEPSI	Rolex GMT Master II	11/6/2019	17,800	178	22	500	17,100
Series #10COBB	1910 Ty Cobb Card	11/14/2019	39,000	390	1,510	500	36,600
Series #POTTER	1997 First Edition Harry Potter	11/21/2019	72,000	720	-	540	70,740
Series #TWOCITIES	First Edition A Tale of Two Cities	11/21/2019	14,500	145	55	500	13,800
Series #FROST	First Edition A Boy's Will	11/21/2019	13,500	135	865	500	12,000
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	11/27/2019	58,000	580	170	500	56,750
Series #SMURF	Rolex Submariner "Smurf"	11/27/2019	34,500	345	2,905	500	30,750
Series #70RLEX	1970 Rolex Beta 21	12/9/2019	20,000	200	50	500	19,250
Series #EINSTEIN	First Edition of Philosopher-Scientist	12/12/2019	14,500	145	855	500	13,000
Series #HONUS	1909-11 Honus Wagner Card	12/26/2019	520,000	5,200	5,572	3,900	505,328
Series #75ALI	1975 Muhammad Ali Boots	12/30/2019	46,000	460	-	500	45,040
Series #71ALI	1971 “Fight of the Century” Contract	12/30/2019	31,000	310	1,090	500	29,100
Total			$1,069,800	$10,698	$18,014	$10,930	$1,030,158

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

17.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of December 31, 2019.

RSE Archive, LLC, as the master series of the Company and RSE Archive Manager, LLC, the Manager of the Company, intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

18.Earnings (loss) / income per membership interest:

Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

As of the period from January 3, 2019 to December 31, 2019, the following Series had closed offerings and the (losses) / income per membership Interest as per the table below:

Earnings (Loss) Per Membership Interest (EPMI)
			12/31/2019
Applicable Series	Asset	Membership Interests	Net (Loss) / Income	EPMI
Series #52MANTLE	1952 Topps #311 Mickey Mantle Card	1,000	$(607)	$(0.61)
Series #71MAYS	1971 Willie Mays Jersey	2,000	(301)	(0.15)
Series #RLEXPEPSI	Rolex GMT Master II	2,000	(225)	(0.11)
Series #10COBB	1910 Ty Cobb Card	1,000	(233)	(0.23)
Series #POTTER	1997 First Edition Harry Potter	3,000	(196)	(0.07)
Series #TWOCITIES	First Edition A Tale of Two Cities	200	(142)	(0.71)
Series #FROST	First Edition A Boy's Will	200	(140)	(0.70)
Series #BIRKINBLU	Bleu Saphir Lizard Hermès Birkin	1,000	(215)	(0.21)
Series #SMURF	Rolex Submariner "Smurf"	2,000	(329)	(0.16)
Series #70RLEX	1970 Rolex Beta 21	1,000	(105)	(0.10)
Series #EINSTEIN	First Edition of Philosopher-Scientist	2,000	(73)	(0.04)
Series #HONUS	1909-11 Honus Wagner Card	10,000	(965)	(0.10)
Series #75ALI	1975 Muhammad Ali Boots	2,000	(86)	(0.04)
Series #71ALI	1971 “Fight of the Century” Contract	2,000	(55)	(0.03)

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of memorabilia assets prior to the closing of a Series’ offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the broker of record and the custody broker and their respective affiliates, from the proceeds of a closed offering, the memorabilia would then transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another memorabilia assets.

As of December 31, 2019, no loans were outstanding to either officers or affiliates of the Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On April 30, 2019, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $1.5 million revolving line of credit with Silicon Valley Bank. The LoC allowed the Asset Manager to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest rate on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense is paid monthly by the Asset Manager. The Company was also held jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, the Asset Manager and the Company cancelled the LoC and the Asset Manager repaid $220,000 outstanding under the LoC plus accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, the Asset Manager and the Company, including an affiliate of the Asset Manager, entered into a $2.25 million demand note (the “DM”) with Upper90. The DM allows the Asset Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM. It is anticipated that the Asset Manager will replace the DM with a more permanent piece of debt from Upper90 at essentially the same terms sometime in the second quarter of 2020.

As of December 31, 2019, $1,560,000 debt plus $7,800 of accrued interest was outstanding under the DM. Of the $1,560,000 outstanding, $565,000 were related to memorabilia assets and the remainder to assets of the affiliate of the Asset Manager, per the table below:

Borrowing Base
Asset Type	Series	Underlying Asset	$ Borrowed	Date Drawn
Automobile	#81AV1	1982 Aston Martin V8 Vantage	$285,000	12/20/2019
Automobile	#72FG2	1972 Ferrari 365 GT C/4	275,000	12/20/2019
Automobile	#95FF1	1995 Ferrari 355 Spider	105,000	12/20/2019
Automobile	#03SS1	2003 Series Saleen S7	330,000	12/20/2019
Memorabilia	#98JORDAN	1998 Michael Jordan Jersey	120,000	12/20/2019
Memorabilia	#33RUTH	1933 Babe Ruth Card	74,000	12/20/2019
Memorabilia	#56MANTLE	1956 Mickey Mantle Card	9,000	12/20/2019
Memorabilia	#88JORDAN	1988 Air Jordan III Sneakers	20,000	12/20/2019
Memorabilia	#AGHOWL	First Edition Howl and Other Poems	15,500	12/20/2019
Memorabilia	#ROOSEVELT	First Edition African Game Trails	17,000	12/20/2019
Memorabilia	#ULYSSES	1935 First Edition Ulysses	22,000	12/20/2019
Memorabilia	#YOKO	First Edition Grapefruit	12,500	12/20/2019
Memorabilia	#BIRKINBOR	2015 Hermès Bordeaux Birkin	50,000	12/20/2019
Memorabilia	#HIMALAYA	2014 Hermès Himalaya Birkin	130,000	12/20/2019
Memorabilia	#SPIDER1	1963 Amazing Spider-Man #1	20,000	12/20/2019
Memorabilia	#BATMAN3	1940 Batman #3	75,000	12/20/2019
Total			$1,560,000

Note: Series #81AV1, Series #72FG2, Series #95FF1 and Series #03SS1 are Series of an affiliate of the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of December 31, 2019, we have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular memorabilia asset and Operating Expenses related to the management of such memorabilia assets.

Fees and expenses related to the purchase of an underlying memorabilia asset include Offering Expenses, Acquisition Expenses Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the closing of an offering and those incurred after the closing of an offering. Although these pre- and post- closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the underlying memorabilia assets or the number of memorabilia, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the collection of memorabilia will be allocated amongst the Series whose underlying memorabilia are part of the commercialization events, based on the value of the underlying memorabilia assets. No revenues attributable directly to the Company or any Series have been generated during the period from January 3, 2019 to December 31, 2019.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the closing of an offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the closing of an offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example registration fees, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon closing of the offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an offering (see note B(7)) and is charged to the specific Series. Losses incurred related to closed offerings, due to shortfalls between proceeds from closed offerings and costs incurred in relation to these offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the broker of record from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the custody broker from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

v)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

vi)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

vii)Thereafter, at least 50% of Free Cash Flow (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to interest holders of a particular Series.

viii)The Manager may receive up to 50% of Free Cash Flow in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of December 31, 2019, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series.

F-96

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

As of December 31, 2019, each individual Series has elected to be treated as a corporation for tax purposes.

No provision for income taxes for the period from January 3, 2019 to December 31, 2019 has been recorded for any individual Series as all individual Series incurred net losses.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at December 31, 2019 are fully offset by a valuation allowance, and therefore, no tax benefit applicable to the loss for each individual Series for the years ended December 31, 2019 has been recognized. Losses incurred after January 1, 2019 do not expire for federal income tax purposes.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Archive has elected to be treated as a partnership; thus, for the period from January 3, 2019 to December 31, 2019 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

Period from January 3, 2019 to December 31, 2019:

Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2019, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
Series #52MANTLE	$ (127)	$ 127	$ -
Series #71MAYS	(63)	63	-
Series #RLEXPEPSI	(47)	47	-
Series #10COBB	(49)	49	-
Series #POTTER	(41)	41	-
Series #TWOCITIES	(30)	30	-
Series #FROST	(29)	29	-
Series #BIRKINBLU	(45)	45	-
Series #SMURF	(69)	69	-
Series #70RLEX	(22)	22	-
Series #EINSTEIN	(15)	15	-
Series #HONUS	(203)	203	-
Series #75ALI	(18)	18	-
Series #71ALI	(12)	12	-
Total	$ (770)	$ 770	$ -

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

Restriction on Sale of Series #HONUS

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10 year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all offerings, which have closed after the date of the financial statements through March 31, 2020.

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #88JORDAN Interest	Series Michael Jordan 1988 Sneakers	1988 Michael Jordan Nike Air Jordan III Sneakers	$ 22,000	1/19/2020	1/27/2019	Closed

• Purchase Agreement to acquire the Underlying Asset for $20,000 entered on 10/16/2019 with expiration on 12/16/2019
• $22,000 Offering closed on 1/27/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #56MANTLE Interest	Series 1956 Topps Mickey Mantle Card	1956 Topps #135 Mickey Mantle Card	$ 10,000	1/3/2020	3/11/2020	Closed

• Acquired Underlying Asset for $9,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager

• $10,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BIRKINBOR Interest	Series Hermès Bordeaux Porosus Birkin Bag	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	$ 52,500	2/14/2020	2/20/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $50,000 entered on 11/20/2019
• Down-payment of $12,500 on 12/26/2019 and final payment of $37,500 on 1/7/2020 were made and financed through non-interest-bearing payments from the Manager
• $52,500 Offering closed on 02/20/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #33RUTH Interest	Series 1933 Goudey Babe Ruth Card	1933 Goudey #144 Babe Ruth Card	$ 77,000	2/21/2020	2/26/2020	Closed	• Acquired Underlying Asset for $74,000 on 11/26/2019 financed through a non-interest-bearing payment from the Manager
Series #SPIDER1 Interest	Series 1963 Amazing Spider-Man #1	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	$22,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $20,000 entered on 11/27/2019
• Down-payment of $5,000 on 11/27/2019 and final payment of $15,000 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $22,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #BATMAN3 Interest	Series 1940 Batman #3	1940 D.C. Comics Batman #3 CGC NM 9.4	$78,000	2/28/2020	3/4/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $75,000 entered on 11/27/2019
• Down-payment of $18,750 on 11/27/2019 and final payment of $56,250 on 1/3/2020 were made and financed through non-interest-bearing payments from the Manager
• $78,000 Offering closed on 3/4/2020 and payments made by the Manager and other Obligations were paid through the proceeds

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Opening Date	Closing Date	Status	Comments
Series #AGHOWL Interest	Series Howl and Other Poems	First Edition Howl and Other Poems	$19,000	3/6/2020	3/11/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $15,500 entered on 7/30/2019
• Down-payment of $2,300 on 8/9/2019 and final payment of $13,200 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,000 Offering closed on 3/11/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ROOSEVELT Interest	Series African Game Trails	First Edition African Game Trails	$19,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $17,000 entered on 7/30/2019
• Down-payment of $2,550 on 8/9/2019 and final payment of $14,450 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $19,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #ULYSSES Interest	Series Ulysses	1935 First Edition Ulysses	$25,500	3/6/2020	3/10/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $22,000 entered on 7/30/2019
• Down-payment of $3,400 on 8/9/2019 and final payment of $18,600 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager
• $25,500 Offering closed on 3/10/2020 and payments made by the Manager and other Obligations were paid through the proceeds

Series #98JORDAN Interest	Series Michael Jordan Jersey	1998 Michael Jordan Jersey	$128,000	3/13/2020	3/22/2020	Closed

• Purchase Option Agreement to acquire Underlying Asset for $120,000 entered on 4/26/2019
• Down-payment of $60,000 on 5/2/2019 and final payment of $60,000 on 07/1/2019 were made and financed through non-interest-bearing payments from the Manager

• $128,000 Offering closed on 3/22/2020 and payments made by the Manager and other Obligations were paid through the proceeds

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Disposition

On February 1, 2020, the Company received an unsolicited take-over offer for Series “Fight of The Century” Contract, the Underlying Asset for Series #71ALI, in the amount of $40,000. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board has evaluated the offer and has determined that it is in the interest of the Investors to sell the Series “Fight of The Century” Contract. The purchase and sale agreement was executed on February 7, 2020.

F-101

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE J - RESTATEMENT

During the period from January 3, 2019 to December 31, 2019, the Company incorrectly included the non-cash membership interests issued  as part of the total consideration issued by the Company to the  sellers of Series #HONUS and Series #71MAYS, in the statements of cash flows, for each of these two individual Series and in the consolidated statement of the Company.  As a result, the Cash Flows from Investing Activities and Cash Flows from Financing Activities for these two Series and the consolidated amounts have been restated to appropriately reflect the amount of cash consideration that was (i) paid for the specific assets and recorded as Investment in Memorabilia in Cash Flows from Investing Activities, and (ii) received by the Series through the offering of membership interests and recorded as Proceeds from Sale of Membership Interest in Cash Flows from Financing Activities.  The error had no effect on the consolidated balance sheets, consolidated statements of operations, and consolidated statements of members’ equity (deficit).

The specific adjustments related to each Series and the total consolidated amounts of the Company in the Statement of Cash Flows follows:

	Series #HONUS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($500,028)	$275,028	($225,000)
Net cash used in investing activities	($500,028)	$275,028	($225,000)

Cash flows from financing activities:
Proceeds from sale of membership interests	$505,328	($275,028)	$230,300
Net cash provided by financing activities	$505,328	($275,028)	$230,300

	Series #71MAYS
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($52,500)	$5,250	($47,250)
Net cash used in investing activities	($52,500)	$5,250	($47,250)

Cash flows from financing activities:
Proceeds from sale of membership interests	$54,100	($5,250)	$48,850
Net cash provided by financing activities	$54,100	($5,250)	$48,850

	Consolidated
	As Originally Filed	Adjustment	As Restated

Cash flows from investing activities:
Investment in memorabilia	($1,301,928)	$280,278	($1,021,650)
Net cash used in investing activities	($1,584,178)	$280,278	($1,303,900)

Cash flows from financing activities:
Proceeds from sale of membership interests	$1,030,158	($280,278)	$749,880
Net cash provided by financing activities	$1,608,178	($280,278)	$1,327,900

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Amended and Restated Operating Agreement for RSE Archive, LLC (3)

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Operating Agreement for RSE Archive Manager, LLC (2)

Exhibit 3.1 – Form of Series Designation (1)

Exhibit 4.1 – Amended and Restated Form of Subscription Agreement (4)

Exhibit 6.1 – Amended and Restated Form of Asset Management Agreement (9)

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Purchase Option Agreement in respect of Series #10COBB Asset (1)

Exhibit 6.4 – Purchase Option Agreement in respect of Series #52MANTLE Asset (1)

Exhibit 6.5 – Purchase Option Agreement in respect of Series #71ALI Asset (1)

Exhibit 6.6 – Purchase Option Agreement in respect of Series #71MAYS Asset (1)

Exhibit 6.7 – Purchase Option Agreement in respect of Series #98JORDAN Asset (1)

Exhibit 6.8 – Purchase Option Agreement in respect of Series #AGHOWL Asset (1)

Exhibit 6.9 – Purchase Option Agreement in respect of Series #EINSTEIN Asset (1)

Exhibit 6.10 – Purchase Option Agreement in respect of Series #FROST Asset (1)

Exhibit 6.11 – Purchase Option Agreement in respect of Series #POTTER Asset (1)

Exhibit 6.12 – Purchase Option Agreement in respect of Series #ROOSEVELT Asset (1)

Exhibit 6.13 – Purchase Option Agreement in respect of Series #TWOCITIES Asset (1)

Exhibit 6.14 – Purchase Option Agreement in respect of Series #ULYSSES Asset (1)

Exhibit 6.15 – Purchase Option Agreement in respect of Series #YOKO Asset (1)

Exhibit 6.16 – Purchase Agreement in respect of Series #70RLEX Asset (3)

Exhibit 6.17 – Purchase Agreement in respect of Series #RLEXPEPSI Asset (3)

Exhibit 6.18 – Purchase Agreement in respect of Series #SMURF Asset (5)

Exhibit 6.19 – Purchase Agreement in respect of Series #APEOD Asset (5)

Exhibit 6.20 – Purchase Agreement in respect of Series #APROAK Asset (5)

Exhibit 6.21 – Purchase Option Agreement in respect of Series #15PTKWT Asset (5)

Exhibit 6.22 – Purchase Agreement in respect of Series #18ZION Asset (5)

Exhibit 6.23 – Purchase Agreement in respect of Series #75ALI Asset (5)

Exhibit 6.24 – Purchase Agreement in respect of Series #88JORDAN Asset (5)

Exhibit 6.25 – Purchase Agreement in respect of Series #APOLLO11 Asset (5)

Exhibit 6.26 – Purchase Agreement in respect of Series #BIRKINBLEU Asset (5)

Exhibit 6.27 – Purchase Agreement in respect of Series #SNOOPY Asset (6)

Exhibit 6.28 – Purchase Option Agreement in respect of Series #HONUS Asset (6)

Exhibit 6.29 – Purchase Agreement in respect of Series #24RUTHBAT Asset (7)

Exhibit 6.30 – Purchase Agreement in respect of Series #33RUTH Asset (7)

Exhibit 6.31 – Purchase Agreement in respect of Series #56MANTLE Asset (7)

Exhibit 6.32 – Purchase Option Agreement in respect of Series #BIRKINBOR Asset (7)

Exhibit 6.33 – Purchase Option Agreement in respect of Series #HIMALAYA Asset (7)

Exhibit 6.34 – Purchase Option Agreement in respect of Series #SPIDER1 Asset (7)

Exhibit 6.35 – Purchase Option Agreement in respect of Series #BATMAN3 Asset (7)

Exhibit 6.36 – Purchase Agreement in respect of Series #BOND1 Asset (8)

Exhibit 6.37 – Purchase Agreement in respect of Series #CATCHER Asset (8)

Exhibit 6.38 – Purchase Agreement in respect of Series #LOTR Asset (8)

Exhibit 6.40 – Purchase Agreement in respect of Series #AMZFNT1 Asset (8)

Exhibit 6.41 – Purchase Agreement in respect of Series #HULK1 Asset (8)

Exhibit 6.42 – Purchase Agreement in respect of Series #BATMAN1 Asset (8)

Exhibit 6.43 – Purchase Agreement in respect of Series #55CLEMENTE Asset (8)

Exhibit 6.44 – Purchase Agreement in respect of Series #38DIMAGGIO Asset (8)

Exhibit 6.45 – Purchase Agreement in respect of Series #RUTHBALL1 Asset (8)

Exhibit 6.46 – Purchase Agreement in respect of Series #86JORDAN Asset (9)

Exhibit 6.47 – Purchase Agreement in respect of Series #GMTBLACK1 Asset (9)

III-1

Exhibit 6.48 – Purchase Agreement in respect of Series #SHKSPR4 Asset (9)

Exhibit 6.49 – Purchase Agreement in respect of Series #50JACKIE Asset (9)

Exhibit 6.50 – Purchase Agreement in respect of Series #POKEMON1 Asset (9)

Exhibit 6.51 – Purchase Option Agreement in respect of Series #FANFOUR1 Asset (9)

Exhibit 6.52 – Purchase Agreement in respect of Series #CHURCHILL Asset (9)

Exhibit 6.53 – Purchase Agreement in respect of Series #ANMLFARM Asset (9)

Exhibit 6.54 – Purchase Option Agreement in respect of Series #CAPTAIN3 Asset (9)

Exhibit 6.55 – Purchase Option Agreement in respect of Series #SUPER21 Asset (9)

Exhibit 6.56 – Purchase Option Agreement in respect of Series #SOBLACK Asset (9)

Exhibit 6.57 – Purchase Option Agreement in respect of Series #FAUBOURG Asset (9)

Exhibit 6.58 – Purchase Option Agreement in respect of Series #BIRKINTAN Asset (9)

Exhibit 6.59 – (15)

Exhibit 6.60 - Purchase Agreement in respect of Series #56TEDWILL Asset (10)

Exhibit 6.61 - Purchase Agreement in respect of Series #03LEBRON Asset (10)

Exhibit 6.62 - Purchase Agreement in respect of Series #03JORDAN Asset (10)

Exhibit 6.63 - Purchase Agreement in respect of Series #68MAYS Asset (10)

Exhibit 6.64 - Purchase Agreement in respect of Series #51MANTLE Asset (10)

Exhibit 6.65 - Purchase Option Agreement in respect of Series #85MARIO Asset (10)

Exhibit 6.66 - Purchase Agreement in respect of Series #TKAM Asset (10)

Exhibit 6.67 - Purchase Option Agreement in respect of Series #TMNT1 Asset (10)

Exhibit 6.68 - Purchase Agreement in respect of Series #LINCOLN Asset (10)

Exhibit 6.69 - Purchase Agreement in respect of Series #61JFK Asset (10)

Exhibit 6.70 - Purchase Option Agreement in respect of Series #GATSBY Asset (10)

Exhibit 6.71 - Purchase Option Agreement in respect of Series #NEWTON Asset (10)

Exhibit 6.72 - Purchase Agreement in respect of Series #BATMAN6 Asset (10)

Exhibit 6.73 - Purchase Agreement in respect of Series #STARWARS1 Asset (10)

Exhibit 6.74 - Purchase Agreement in respect of Series #DAREDEV1 Asset (10)

Exhibit 6.75 - Purchase Option Agreement in respect of Series #ALICE Asset (11)

Exhibit 6.76 - Purchase Agreement in respect of Series #14DRC Asset (11)

Exhibit 6.77 - Purchase Agreement in respect of Series #05LATOUR Asset (11)

Exhibit 6.78 - Purchase Agreement in respect of Series #16PETRUS Asset (11)

Exhibit 6.79 - Purchase Agreement in respect of Series #16SCREAG Asset (11)

Exhibit 6.80 - Purchase Option Agreement in respect of Series #HALONFR Asset (11)

Exhibit 6.81 - Purchase Agreement in respect of Series #03KOBE Asset (11)

Exhibit 6.82 - Purchase Agreement in respect of Series #86RICE Asset (11)

Exhibit 6.83 - Purchase Agreement in respect of Series #AVENGERS1 Asset (11)

Exhibit 6.84 - Purchase Agreement in respect of Series #SUPER14 Asset (11)

Exhibit 6.85 - Purchase Agreement in respect of Series #94JETER Asset (11)

Exhibit 6.86 - Purchase Agreement in respect of Series #62MANTLE Asset (11)

Exhibit 6.87 - Purchase Agreement in respect of Series #DUNE Asset (11)

Exhibit 6.88 - Purchase Agreement in respect of Series #TOS39 Asset (11)

Exhibit 6.89 - Purchase Option Agreement in respect of Series #2020TOPPS Asset (11)

Exhibit 6.90 - Purchase Agreement in respect of Series #93DAYTONA Asset (11)

Exhibit 6.91 - Purchase Agreement in respect of Series #TORNEK Asset (11)

Exhibit 6.92 - Purchase Agreement in respect of Series #57STARR Asset (11)

Exhibit 6.93 - Purchase Agreement in respect of Series #57MANTLE Asset (11)

Exhibit 6.94 - Purchase Agreement in respect of Series #39TEDWILL Asset (11)

Exhibit 6.95 - Purchase Agreement in respect of Series #37HEISMAN Asset (12)

Exhibit 6.96 - Purchase Agreement in respect of Series #JUSTICE1 Asset (12)

Exhibit 6.97 - Purchase Agreement in respect of Series #AF15 Asset (12)

Exhibit 6.98 - Purchase Agreement in respect of Series #59JFK Asset (12)

Exhibit 6.99 - Purchase Agreement in respect of Series #CLEMENTE2 Asset (12)

Exhibit 6.100 - Purchase Agreement in respect of Series #SPIDER10 Asset (12)

Exhibit 6.101 - Purchase Agreement in respect of Series #GRAPES Asset (12)

Exhibit 6.102 - Purchase Agreement in respect of Series #09TROUT Asset (12)

Exhibit 6.103 - Purchase Agreement in respect of Series #JOBSMAC Asset (12)

III-2

Exhibit 6.104 - Purchase Agreement in respect of Series #AVENGE57 Asset (12)

Exhibit 6.105 - Purchase Agreement in respect of Series #PICNIC Asset (12)

Exhibit 6.106 - Purchase Agreement in respect of Series #79STELLA Asset (12)

Exhibit 6.107 - Purchase Agreement in respect of Series #KEROUAC Asset (13)

Exhibit 6.108 - Purchase Agreement in respect of Series #09BEAUX Asset (13)

Exhibit 6.109 - Purchase Agreement in respect of Series #13BEAUX Asset (13)

Exhibit 6.110 - Purchase Agreement in respect of Series #09RBLEROY Asset (13)

Exhibit 6.111 - Purchase Agreement in respect of Series #00MOUTON Asset (13)

Exhibit 6.112 - Purchase Agreement in respect of Series #11BELAIR Asset (13)

Exhibit 6.113 - Purchase Agreement in respect of Series #06BRM Asset (13)

Exhibit 6.114 - Purchase Agreement in respect of Series #17DUJAC Asset (13)

Exhibit 6.115 - Purchase Agreement in respect of Series #00NEWMAN Asset (13)

Exhibit 6.116 - Purchase Agreement in respect of Series #NASA1 Asset (13)

Exhibit 6.117 - Purchase Agreement in respect of Series #03KOBE2 Asset (13)

Exhibit 6.118 - Purchase Agreement in respect of Series #FAUBOURG2 Asset (13)

Exhibit 6.119 - Amended and Restated Upper90 Secured Demand Promissory Term Note (16)

Exhibit 6.120 - Purchase Agreement in respect of Series #03TACHE Asset (17)

Exhibit 6.121 - Purchase Agreement in respect of Series #04LEBRON Asset (17)

Exhibit 6.122 - Purchase Agreement in respect of Series #THOR Asset (17)

Exhibit 6.123 - Purchase Agreement in respect of Series #85NES Asset (17)

Exhibit 6.124 - Purchase Agreement in respect of Series #WILDGUN Asset (17)

Exhibit 6.125 - Purchase Agreement in respect of Series #88MARIO Asset (17)

Exhibit 6.126 - Purchase Agreement in respect of Series #GOLDENEYE Asset (17)

Exhibit 6.127 - Purchase Agreement in respect of Series #13MUSIGNY Asset (17)

Exhibit 6.128 - Purchase Agreement in respect of Series #DIMAGGIO2 Asset (17)

Exhibit 6.129 - Purchase Agreement in respect of Series #85JORDAN Asset (17)

Exhibit 6.130 - Purchase Agreement in respect of Series #00BRADY Asset (17)

Exhibit 6.131 - Purchase Agreement in respect of Series #34GEHRIG Asset (17)

Exhibit 6.132 - Purchase Agreement in respect of Series #69KAREEM Asset (17)

Exhibit 6.133 - Purchase Agreement in respect of Series #16KOBE Asset (17)

Exhibit 6.134 - Purchase Agreement in respect of Series #MOONSHOE Asset (18)

Exhibit 6.135 - Purchase Agreement in respect of Series #70AARON Asset (18)

Exhibit 6.136 - Purchase Agreement in respect of Series #13GIANNIS Asset (18)

Exhibit 6.137 - Purchase Agreement in respect of Series #03LEBRON2 Asset (18)

Exhibit 6.138 - Purchase Agreement in respect of Series #BULLSRING Asset (18)

Exhibit 6.139 - Purchase Agreement in respect of Series #09COBB Asset (18)

Exhibit 6.140 - Purchase Agreement in respect of Series #18LAMAR Asset (18)

Exhibit 6.141 - Purchase Agreement in respect of Series #51HOWE Asset (18)

Exhibit 6.142 - Purchase Agreement in respect of Series #86FLEER Asset (18)

Exhibit 6.143 - Purchase Agreement in respect of Series #58PELE Asset (18)

Exhibit 6.144 - Purchase Agreement in respect of Series #58PELE2 Asset (18)

Exhibit 6.145 - Purchase Agreement in respect of Series #04MESSI Asset (18)

Exhibit 6.146 - Purchase Agreement in respect of Series #99TMB2 Asset (18)

Exhibit 6.147 - Purchase Agreement in respect of Series #98KANGA Asset (18)

Exhibit 6.148 - Purchase Agreement in respect of Series #FEDERAL Asset  (18)

Exhibit 6.149 - Bill of Sale in respect of Series #59BOND (19)

Exhibit 6.150 - Bill of Sale in respect of Series #62BOND (19)

Exhibit 6.151 - Purchase Agreement in respect of Series #DEATON (19)

Exhibit 6.152 - Purchase Agreement in respect of Series #XMEN1 (19)

Exhibit 6.153 - Bill of Sale in respect of Series #ICECLIMB (19)

Exhibit 6.154 - Purchase Agreement in respect of Series #PUNCHOUT (19)

Exhibit 6.155 - Purchase Agreement in respect of Series #POKEBLUE (19)

Exhibit 6.156 - Bill of Sale in respect of Series #98GTA (19)

Exhibit 6.157 - Bill of Sale in respect of Series #FOSSILBOX (19)

Exhibit 6.158 - Bill of Sale in respect of Series #96CHARZRD (19)

Exhibit 6.159 - Bill of Sale in respect of Series #JUNGLEBOX (19)

III-4

Exhibit 6.160 - Bill of Sale in respect of Series #01TIGER (19)

Exhibit 6.161 - Upper90 Credit and Guaranty Agreement (19)

Exhibit 6.162 – Purchase Agreement in respect of Series #48JACKIE Asset (20)

Exhibit 6.163 – Bill of Sale in respect of Series #66ORR Asset (20)

Exhibit 6.164 – Bill of Sale in respect of Series #71TOPPS Asset (20)

Exhibit 6.165 – Bill of Sale in respect of Series #79GRETZKY Asset (20)

Exhibit 6.166 – Bill of Sale in respect of Series #84JORDAN Asset (20)

Exhibit 6.167 – Bill of Sale in respect of Series #91JORDAN Asset (20)

Exhibit 6.168 – Bill of Sale in respect of Series #92JORDAN Asset (20)

Exhibit 6.169 – Bill of Sale in respect of Series #94JORDAN Asset (20)

Exhibit 6.170 – Bill of Sale in respect of Series #96JORDAN Asset (20)

Exhibit 6.171 – Bill of Sale in respect of Series #96JORDAN2 Asset (20)

Exhibit 6.172 – Bill of Sale in respect of Series #03JORDAN2 Asset (20)

Exhibit 6.173 – Bill of Sale in respect of Series #03LEBRON3 Asset (20)

Exhibit 6.174 – Bill of Sale in respect of Series #09CURRY Asset (20)

Exhibit 6.175 – Bill of Sale in respect of Series #14KOBE Asset (20)

Exhibit 6.176 – Bill of Sale in respect of Series #14CARR Asset (20)

Exhibit 6.177 – Bill of Sale in respect of Series #OPEECHEE Asset (20)

Exhibit 6.178 – Bill of Sale in respect of Series #APPLE1 Asset (20)

Exhibit 6.179 – Bill of Sale in respect of Series #VANHALEN Asset (20)

Exhibit 6.180 – Bill of Sale in respect of Series #MOSASAUR Asset (20)

Exhibit 6.181 – Purchase Agreement in respect of Series #98ZELDA Asset (20)

Exhibit 6.182 – Bill of Sale in respect of Series #59FLASH Asset (20)

Exhibit 6.183 – Bill of Sale in respect of Series #WOLVERINE Asset (20)

Exhibit 6.184 – Bill of Sale in respect of Series #DOMINOS Asset (20)

Exhibit 6.185 – Bill of Sale in respect of Series #BROSGRIMM Asset (20)

Exhibit 6.186 – Purchase Agreement in respect of Series #CONGRESS Asset (20)

Exhibit 6.187 – Purchase Agreement in respect of Series #1776 Asset (20)

Exhibit 6.188 – Bill of Sale in respect of Series #MARADONA Asset

Exhibit 6.189 – Purchase Agreement in respect of Series #85JORDAN2 Asset

Exhibit 6.190 – Purchase Agreement in respect of Series #17MAHOMES Asset

Exhibit 6.191 – Purchase Agreement in respect of Series #05MJLJ Asset

Exhibit 6.192 – Bill of Sale in respect of Series #09TROUT2 Asset

Exhibit 6.193 – Bill of Sale in respect of Series #85MJPROMO Asset

Exhibit 6.194 – Bill of Sale in respect of Series #76PAYTON Asset

Exhibit 6.195 – Bill of Sale in respect of Series #18LUKA Asset

Exhibit 6.196 – Bill of Sale in respect of Series #81MONTANA Asset

Exhibit 6.197 – Purchase Agreement in respect of Series #60MANTLE Asset

Exhibit 6.198 – Purchase Agreement in respect of Series #DIMAGGIO3 Asset

Exhibit 6.199 – Bill of Sale in respect of Series #NICKLAUS1 Asset

Exhibit 6.200 – Bill of Sale in respect of Series #58PELE3 Asset

Exhibit 6.201 – Bill of Sale in respect of Series #09CURRY2 Asset

Exhibit 6.202 – Bill of Sale in respect of Series #96KOBE Asset

Exhibit 6.203 – Bill of Sale in respect of Series #68RYAN Asset

Exhibit 6.204 – Bill of Sale in respect of Series #ROCKETBOX Asset

Exhibit 6.205 – Bill of Sale in respect of Series #95TOPSUN Asset

Exhibit 6.206 – Bill of Sale in respect of Series #99CHARZRD Asset

Exhibit 6.207 – Bill of Sale in respect of Series #POKEDEMO Asset

Exhibit 6.208 – Bill of Sale in respect of Series #POKELUGIA Asset

Exhibit 6.209 – Bill of Sale in respect of Series #POKEMON2 Asset

Exhibit 6.210 – Bill of Sale in respect of Series #NEOBOX Asset

Exhibit 6.211 – Bill of Sale in respect of Series #GYMBOX Asset

Exhibit 6.212 – Purchase Agreement in respect of Series #POKEYELOW Asset

Exhibit 6.213 – Bill of Sale in respect of Series #86DK3 Asset

Exhibit 6.214 – Purchase Agreement in respect of Series #WZRDOFOZ Asset

Exhibit 6.215 – Bill of Sale in respect of Series #FANFOUR5 Asset

III-4

Exhibit 8.1 – Subscription Escrow Agreement (1)

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (5)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 12.1 – Opinion of Duane Morris LLP

Exhibit 13.1 – Amended and Restated Testing the Water Materials (3)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 19, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019

(7)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020

(9)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on March 31, 2020

(10)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020

(11)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020

(12)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 7, 2020

(13)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020

(14)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on September 28, 2020

(15)Exhibit 6.59 has been restated and replaced in its entirety with Exhibit 6.119

(16)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 8, 2020

(17)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 15, 2020

(18)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on November 10, 2020

(19)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 10, 2020

(20)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 31, 2020

III-4

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE MANAGER, LLC

By: RSE Markets, Inc., its managing member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	Chief Executive Officer of RSE Markets, Inc. (Principal Executive Officer)	February 10, 2021
/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	February 10, 2021
RSE ARCHIVE MANAGER, LLC By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	February 10, 2021